UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Nextracker Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

June 26, 2024

Notice of Annual Meeting of Stockholders
Date:
August 19, 2024
Time:
9:00 a.m. (Pacific Time)
Place:
www.virtualshareholder
meeting.com/NXT2024

YOUR VOTE
IS IMPORTANT
All stockholders are cordially invited to virtually attend the annual meeting. Whether or not you expect to attend the annual meeting, please complete, date, sign and return the proxy card, or vote over the telephone or internet as instructed in these materials, as promptly as possible in order to ensure your representation at the annual meeting. Even if you have voted by proxy, you may still vote if you attend the annual meeting.
Dear Stockholder
You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Nextracker Inc., a Delaware corporation (“we,” “us,” “Nextracker” or the “Company”). The Annual Meeting will be held virtually on August 19, 2024 at 9:00 a.m. (Pacific Time), to consider and vote on the following proposals:
To elect three nominees to serve as directors until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal;
To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2025;
To approve, on an advisory basis, the compensation for our named executive officers; and

To approve an amendment and restatement of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 11,100,000 shares.

In addition, we will conduct any other business that properly comes before the Annual Meeting or any adjournment thereof. These items of business are more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders (the “Proxy Statement”).
The record date for the Annual Meeting is June 24, 2024 (the “Record Date”). Only stockholders of record of the Company’s Class A common stock and Class B common stock (together, the “common stock”) at the close of business on the Record Date may vote at the Annual Meeting or any adjournment thereof. You will be able to attend the Annual Meeting remotely by registering at www.virtualshareholdermeeting.com/NXT2024. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions. As part of the registration process, you must enter the control number located on your proxy card, voting instruction form, or Important Notice Regarding the Availability of Proxy Materials.
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Annual Meeting to be held on August 19, 2024 at 9:00 a.m. (Pacific Time) via the internet at www.virtualshareholdermeeting.com/NXT2024. The Proxy Statement and annual report to stockholders are available at: www.proxyvote.com.

We have determined that the 2024 Annual Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. If you plan to participate in the virtual meeting, please see the Questions and Answers section below. Stockholders who own shares of our common stock as of the Record Date (“stockholders”) will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) via the internet.
In the event of an adjournment, postponement or emergency that may change the Annual Meeting’s time or date, we will make an announcement, issue a press release or post information at www.nextracker.com to notify stockholders, as appropriate. If you have any questions or need assistance in voting your shares, please write to Nextracker Investor Relations at 6200 Paseo Padre Parkway, Fremont, CA 94555 or by email at investor@nextracker.com.
By Order of the Board of Directors
Léah Schlesinger
General Counsel, Chief Ethics and Compliance Officer & Secretary
Fremont, California

Questions and Answers About
These Proxy Materials and Voting
Why Did I Receive a One-page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?
Pursuant to “Notice and Access” rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we are sending an Important Notice Regarding the Availability of Proxy Materials (the “Proxy Availability Notice”) to our stockholders of record. All stockholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Annual Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage stockholders to take advantage of the availability of the proxy materials online to help reduce the environmental impact of our annual meetings and reduce our printing and mailing costs.
We expect that this Proxy Statement and the other proxy materials will be available to stockholders on or about June 26, 2024.
Why Are You Having a Virtual Annual Meeting?
The Annual Meeting will be held in a virtual-only meeting format, via webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We believe that a virtual meeting will enable expanded access and increased stockholder attendance and participation.
How Can I Attend a Virtual Annual Meeting?
The Annual Meeting will be held on August 19, 2024 at 9:00 a.m. (Pacific Time) via webcast.
Only stockholders of record and beneficial owners of shares of our common stock (Class A or Class B) as of the close of business on June 24, 2024, the Record Date, may participate in the Annual Meeting, including voting and asking questions during the virtual Annual Meeting. You will not be able to attend the Annual Meeting physically in person.
Log-in using the control number located on your proxy card, voting instruction form or Proxy Availability Notice. If you are a beneficial owner of shares registered in the name of a broker, bank or other nominee, follow the instructions found on your Proxy Availability Notice or proxy card. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the annual meeting, please call the number listed on the virtual meeting site.
Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in these proxy materials.
Nextracker Inc. 1 2024 Proxy Statement

Can I Ask Questions at the Virtual Annual Meeting?
Stockholders as of our Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting by registering at www.virtualstockholdermeeting.com/NXT2024. In both cases, stockholders must have available their control number provided on their proxy card, voting instruction form or Proxy Availability Notice.
What Does it Mean if I Receive More than One Proxy Availability Notice?
If you receive more than one Proxy Availability Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Proxy Availability Notice to ensure that all of your shares are voted.
Will I Receive Any Other Proxy Materials by Mail?
We may send you a proxy card, along with a second Proxy Availability Notice, by mail on or after June 26, 2024.
Who Can Vote at the Annual Meeting?
Only stockholders of record at the close of business on the Record Date of June 24, 2024 will be entitled to vote at the Annual Meeting. On the Record Date, there were 143,244,913 shares of our Class A common stock outstanding and entitled to vote and 1,908,827 shares of our Class B common stock outstanding and entitled to vote. Holders of our Class A common stock and Class B common stock are entitled to one vote per share of our Class A common stock or Class B common stock, as applicable. All holders of Class A common stock and Class B common stock will vote together as a single class except as otherwise required by applicable law. Cumulative voting is not permitted with respect to the election of directors or any other matter to be considered at the Annual Meeting.
Stockholder of record: shares registered in your name
If, on June 24, 2024, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy over the telephone or on the internet as instructed below (see “How do I Vote?”) or, if you received a proxy card by mail, complete, date, sign and return the proxy card mailed to you to ensure your vote is counted.
Beneficial owner: shares registered in the name of a broker, bank or other nominee
If, on June 24, 2024, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Proxy Availability Notice is being forwarded to you by the organization that holds your account. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. You may attend and vote at the Annual Meeting by registering as instructed above (see “How Can I Attend a Virtual Annual Meeting?”).
Nextracker Inc. 2 2024 Proxy Statement

What am I Voting On?
There are four matters scheduled for a vote at the Annual Meeting:
•	Election of directors;
•	Ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending March 31, 2025;
•	Approval, on an advisory basis, of the compensation of our named executive officers; and
•
Approval of an amendment and restatement of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan (the “2022 Plan”) to increase the number of shares authorized for issuance thereunder by 11,100,000 shares (the “2022 Plan Amendment”).

What if Another Matter is Properly Brought Before the Annual Meeting?
Our Board of Directors (the “Board” or the “Board of Directors”) knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
What is the Board’s Voting Recommendation?
The Board recommends that you vote your shares:
•	“For” the election of each of the nominees for director;
•	“For” the ratification of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025;
•	“For” the approval, on an advisory basis, of the compensation of our named executive officers; and
•	“For” the approval of the 2022 Plan Amendment.
How Do I Vote?
Regarding the election of directors, you may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm, Proposal No. 3: The Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers and Proposal No. 4: The Approval of the 2022 Plan Amendment, or for any other matters to be voted on, you may vote “For” or “Against,” or abstain from voting.
Nextracker Inc. 3 2024 Proxy Statement

The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker or other nominee:
Stockholder of record: shares registered in your name
If you are a stockholder of record, you may vote at the Annual Meeting, or vote in advance of the Annual Meeting by proxy over the telephone, by proxy through the internet, or by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote even if you have already voted by proxy. Voting at the Annual Meeting will have the effect of revoking your previously submitted proxy (see “Can I Change my Vote After Submitting my Proxy?” below).

By Internet
Go to www.proxyvote.com, which is available 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on August 18, 2024, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote via the internet, you do not need to return a proxy card by mail.

By Telephone
On a touch-tone telephone, dial toll-free 1-800-690-6903, which is available 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on August 18, 2024, and follow the instructions on the proxy card or in the Proxy Availability Notice. If you vote by telephone, you do not need to return a proxy card by mail.
By Mail Complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If mailed, your completed and signed proxy card must be received by August 18, 2024.
At the Virtual Meeting
You may also vote by attending the meeting virtually through www.virtualshareholder
meeting.com/NXT2024. To attend the Annual Meeting and vote your shares, you must register for the Annual Meeting and provide the control number located on your proxy card, voting instruction form or Proxy Availability Notice. Even if you plan to attend and participate in our virtual Annual Meeting, we encourage you to vote over the internet or by telephone as described above, or by returning a proxy card following your request of paper copies. This will ensure that your vote will be counted if you are unable to, or later decide not to, participate in the virtual Annual Meeting.

Beneficial owner: shares registered in the name of a broker, bank or other nominee
If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Proxy Availability Notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in the Proxy Availability Notice to ensure that your vote is counted.
How Many Votes Do I Have?
On each matter to be voted upon, you have one vote for each share of our Class A common stock or Class B common stock you own as of June 24, 2024, the Record Date.
What if I Return a Proxy Card or Otherwise Vote but Do Not Make Specific Choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable: “For” the election of each of the nominees for director; “For” the ratification of Deloitte as our independent registered public accounting firm; “For” the approval, on an advisory basis, of the compensation of our named executive officers; and “For” the approval of the 2022 Plan Amendment. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using their best judgment.
Nextracker Inc. 4 2024 Proxy Statement

Will My Vote be Kept Confidential?
Proxies, ballots and voting tabulations identifying stockholders are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.
Who is Paying for this Proxy Solicitation?
Nextracker is paying the costs of the solicitation of proxies. We have retained D.F. King & Co., Inc. to help us solicit proxies from brokers, bank nominees and other institutions for a fee of approximately $12,500, plus reasonable out-of-pocket expenses. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. In addition, our directors, officers, and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, e-mail, or otherwise. If you choose to access the proxy materials and/or vote over the internet, you are responsible for any internet access charges you may incur.
Can I Change my Vote After Submitting my Proxy?
Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•	You may grant a subsequent proxy via the internet or telephone.
•	You may submit another properly completed proxy card with a later date.
•	You may send a timely written notice that you are revoking your proxy to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555, which must be received by August 18, 2024.
•	You may attend and vote at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone or internet proxy is the one that is counted, so long as it is provided within the applicable deadline. If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee to change your vote or revoke your proxy or you may attend and vote at the Annual Meeting.
When are Stockholder Proposals for Inclusion in Our Proxy Statement for Next Year’s Annual Meeting Due?
Stockholders wishing to present proposals for inclusion in our Proxy Statement for the 2025 annual meeting of stockholders (the “2025 Annual Meeting”) pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must submit their proposals so that they are received by us at our principal executive offices no later than February 26, 2025. Proposals should be sent to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555.
When are Other Proposals and Stockholder Nominations for the 2025 Annual Meeting Due?
With respect to proposals and nominations not to be included in our Proxy Statement pursuant to Rule 14a-8 of the Exchange Act, our amended and restated bylaws (our “Bylaws”) provide that stockholders who wish to nominate a director or propose other business to be brought before the stockholders at an annual meeting of stockholders must notify our Secretary by a written notice, which notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary date of the immediately preceding year’s annual meeting of stockholders.
Nextracker Inc. 5 2024 Proxy Statement

Stockholders wishing to present nominations for director or proposals for consideration at the 2025 Annual Meeting under these provisions of our Bylaws must submit their nominations or proposals so that they are received at our principal executive offices not later than May 21, 2025 and not earlier than April 21, 2025 in order to be considered. In the event that the date of the 2025 Annual Meeting is advanced more than 30 days prior to such anniversary date or delayed more than 60 days after such anniversary date then to be timely such notice must be received by the Company no earlier than 120 days prior to the 2025 Annual Meeting and no later than the later of 90 days prior to the date of the 2025 Annual Meeting or, if the first public announcement of the date of the 2025 Annual Meeting is less than 100 days prior to the date of the 2025 Annual Meeting, the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by the Company.
Nominations or proposals should be sent in writing to our Secretary at 6200 Paseo Padre Parkway, Fremont, CA 94555. A stockholder’s notice to nominate a director or bring any other business before the Annual Meeting or the 2025 Annual Meeting must set forth certain information, which is specified in our Bylaws. A complete copy of our Bylaws is included as Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy card rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2025 Annual Meeting, no later than June 20, 2025). However, if the date of the 2025 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made by us.
How are Votes Counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count votes “For,” votes to “Withhold” and broker non-votes for the proposal to elect directors. With respect to other proposals, the inspector of election will separately count votes “For,” votes “Against,” votes to “Abstain” and broker non-votes (if applicable).
What are “Broker Non-Votes”?
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of The Nasdaq Stock Market LLC (“Nasdaq”), which generally apply to all brokers, banks or other nominees, on voting matters characterized by Nasdaq as “routine,” Nasdaq member firms have the discretionary authority to vote shares for which their customers do not provide voting instructions. On non-routine proposals, such “uninstructed shares” may not be voted by member firms. Only the proposal to ratify the selection of our independent registered public accounting firm is considered a “routine” matter for this purpose, and brokers, banks or other nominees generally have discretionary voting power with respect to such proposal. Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.
What is the Effect of Abstentions, Votes to Withhold and Broker Non-Votes?
Abstentions: Under Delaware law (under which we are incorporated), abstentions are counted as shares present and entitled to vote at the Annual Meeting, but they are not counted as shares cast. Our Bylaws provide that a stockholder action (other than the election of directors) shall be decided by the vote of the holders of a majority in voting power of the shares present or represented by proxy at the
Nextracker Inc. 6 2024 Proxy Statement

meeting and entitled to vote on the matter. Therefore, abstentions will have the same effect as “against” votes on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm; Proposal No. 3: The Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers; or Proposal No. 4: The Approval of the 2022 Plan Amendment.
Votes to Withhold: For Proposal No. 1: Election of Directors, you may vote “For” all or some of the nominees or you may “Withhold” your vote with respect to one or more of the nominees. The three nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. Broker non-votes will have no effect on Proposal No. 1: Election of Directors. In an uncontested election, “Withhold” votes will not prevent a candidate from getting elected.
Broker Non-Votes: A “broker non-vote” occurs when a broker, bank or other nominee holding your shares in street name does not vote on a particular matter because you did not provide the broker, bank or other nominee voting instructions and the broker, bank or other nominee lacks discretionary voting authority to vote the shares because the matter is considered “non-routine” under of the corporate governance standards and continued listing rules of Nasdaq (together, the “Nasdaq rules”). The “non-routine” matters on the agenda for the Annual Meeting are Proposal No. 1: Election of Directors, Proposal No. 3: The Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, and Proposal No. 4: The Approval of the 2022 Plan Amendment.
Broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. However, because broker non-votes are not considered under Delaware law to be entitled to vote at the Annual Meeting, they will have no effect on the outcome of the vote on Proposal No. 1: Election of Directors, Proposal No. 3: The Approval, on an Advisory Basis, of the Compensation of Our Named Executive or Proposal No. 4: The Approval of the 2022 Plan Amendment. As a result, if you hold your shares in street name and you do not instruct your broker, bank or other nominee how to vote your shares on any of these three proposals, no vote will be cast on your behalf on these proposals. Therefore, it is critical that you indicate your vote on this proposal if you want your vote to be counted. The proposal to ratify the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025 is considered a “routine” matter. Therefore, your broker, bank or other nominee will be able to vote on Proposal No. 2: Ratification of the Selection of the Independent Registered Public Accounting Firm even if it does not receive instructions from you, so long as it holds your shares in its name.
How Many Votes are Needed to Approve Each Proposal?
Proposal	Vote Required	Discretionary Voting Allowed?
Election of Directors	Plurality	No
Ratification of the Selection of the Independent Registered Public Accounting Firm	Majority of the Voting Power Present or Represented by Proxy	Yes
The Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers	Majority of the Voting Power Present or Represented by Proxy	No
The Approval of the 2022 Plan Amendment	Majority of the Voting Power Present or Represented by Proxy	No
A “Plurality,” with regard to the election of directors, means that the three nominees who receive the most “For” votes cast by the holders of shares either present at the Annual Meeting or represented by proxy will be elected to our Board. A “Majority of the Voting Power Present or Represented by Proxy,” with regard to each of the other proposals means that, to be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the proposal.
Nextracker Inc. 7 2024 Proxy Statement

Accordingly:
•
Proposal No. 1: For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2027 annual meeting of stockholders. Only votes “For” will affect the outcome. Broker non-votes, abstentions, and votes to “Withhold” will have no effect.

•
Proposal No. 2: To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have the same effect as an “Against” vote.

•
Proposal No. 3: To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the approval, on an advisory basis, of the compensation of our named executive officers. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote.

•
Proposal No. 4: To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the approval, the approval of the 2022 Plan Amendment. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote.

None of the proposals, if approved, entitles stockholders to appraisal rights under Delaware law or our certificate of incorporation.
What is the Quorum Requirement?
A quorum of stockholders is necessary to hold a valid stockholder meeting. A quorum will be present if stockholders holding at least a majority in voting power of the outstanding shares of common stock entitled to vote are present or represented by proxy at the Annual Meeting. On the Record Date, there were 143,244,913 shares of Class A common stock, and 1,908,827 shares of Class B common stock outstanding and entitled to vote. Virtual attendance at our Annual Meeting constitutes “presence” for purposes of a quorum at the meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy by mail, over the phone or through the internet (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Annual Meeting. Abstentions, votes to “Withhold” and broker non-votes will be counted towards the quorum requirement. If there is no quorum, then the chair of the Annual Meeting may adjourn the meeting to another date. At any adjourned Annual Meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified. If the adjournment is for more than 30 days, or if after that adjournment a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting shall be given to each stockholder of record entitled to vote at the adjourned Annual Meeting.
How Can I Find Out the Results of the Voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish the preliminary results within four business days after the Annual Meeting and file an additional Form 8-K to publish the final results within four business days after the final results are known to us.
If you have any questions or need assistance in voting your shares, please write to Nextracker Investor Relations at investor@nextracker.com.
Nextracker Inc. 8 2024 Proxy Statement

Interest of Certain Persons in Matters
to be Acted Upon
No director, nominee for election as director, or executive officer of Nextracker has any special interest in any matter to be voted upon other than election to the Board of Directors.
Nextracker Inc. 9 2024 Proxy Statement

Proposal No. 1:
Election of Directors
Upon the recommendation of our Nominating, Governance and Public Responsibility Committee (the “Nom Gov Committee”), our Board has nominated the three individuals listed below to serve as Class II directors (as defined below in the section titled “Board Composition”). Our nominees include Julie Blunden, Steven Mandel and Willy Shih.
Each of our director nominees currently serves on the Board. The term of each Class II director who is elected at the Annual Meeting will run from the date of their election until the third annual meeting of stockholders after their election and qualification of their successor, or their earlier death, resignation or removal. The term of our Class I directors will expire at the 2026 annual meeting of stockholders, and the term of our Class III directors will expire at the 2025 annual meeting of stockholders.
Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. If any nominee should become unavailable to serve for any reason, it is intended that votes will be cast for a substitute nominee designated by the Nom Gov Committee and approved by the Board. We have no reason to believe that any nominee named will be unable to serve if elected.
Our Bylaws provide that a director nominee is elected only if they receive a plurality of the votes cast with respect to their election. As a result, any shares not voted “For” a particular candidate, whether as a result of a “Withhold” vote or broker non-vote, will not be counted in such candidate’s favor and will have no effect on the election results. For more information, see the section titled “Questions and answers about these proxy materials and voting” of this Proxy Statement. If a nominee who currently serves as a director is not re-elected, Delaware law provides that the director would continue to serve on the Board as a “holdover director.”
VOTE
The Board of Directors recommends a vote IN FAVOR of each named nominee.
Nextracker Inc. 10 2024 Proxy Statement

Nominees for Director and Directors with Continuing Terms
The names and ages of the nominees and directors with continuing terms, length of service with the Company and Board committee memberships are set forth in the table below.
Name	Age	Director Since	Current Term Expires	Independent	Audit Committee	Compensation and People Committee	Nominating, Governance and Public Responsibility Committee
Director Nominees
Julie Blunden	58	2024	2024
Steven Mandel	36	2023	2024
Willy Shih	73	2023	2024			Chair
Directors with Continuing Terms
William Watkins*	71	2023	2026				Chair
Jeffrey Guldner	59	2024	2025
Jonathan Coslet	59	2023	2025
Daniel Shugar	61	2023	2026
Brandi Thomas	47	2023	2025		Chair
Howard Wenger	64	2024	2026
*	Chairperson of the Board
A brief biography of each nominee and each continuing director is also set forth below, which includes information, as of the date of this Proxy Statement, regarding specific and particular experience, qualifications, attributes or skills of each nominee that led the Nom Gov Committee and the Board to believe that the director should serve on the Board.
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Director Nominees
Julie Blunden Board Member Age: 58 Director Since: 2024
Julie Blunden has served on our Board of Directors since January 2024. Ms. Blunden served on the Board of Directors of American Battery Technology Company from February 2022 through March 2024, where she also served as Chair of its Compensation Committee and as a member of its Audit Committee and Governance Committee. Ms. Blunden has also served as an independent director on the Board of Directors of ZincFive, Inc., a privately held company, since February 2022, serving as Chair of its Compensation Committee. In addition, Ms. Blunden has served on the Board of Advisors of Plus Power, LLC, a privately held company, since January 2021 and previously served as its Chief Operating Officer from October 2022 through July 2023. Ms. Blunden served as the Chief Commercial Officer of EVgo, Inc. from March 2018 through the completion of its sale to LS Power, L.P. in January 2020. Ms. Blunden has also served as Vice Chair at the Solar Energy Industries Association. Additionally, Ms. Blunden served on the Board of Directors of the Energy Storage Association from June 2018 through April 2020. Ms. Blunden has also served as a member of four other boards of directors of non-profit organizations and two advisory boards of non-profit organizations, including as a member of the Board of New Energy Nexus since May 2013, where she served as its chair through May 2024. Ms. Blunden served as an Executive in Residence for the Global Energy Management Program at the University of Colorado Denver’s Business School from 2016 through December 2017. Ms. Blunden has an engineering and environmental studies degree from Dartmouth College and a Master of Business Administration degree from Stanford’s Graduate School of Business.
Ms. Blunden was selected to serve on our board based on her extensive industry experience and background in the power, renewables and clean energy sectors.

Steven Mandel Board Member Age: 36 Director Since: 2023
Steven Mandel is a Partner with TPG Rise Climate, the dedicated climate investing strategy of the private equity firm TPG (“TPG”) where he has worked since 2019. He previously worked as a Director at Denham Capital from 2011 to May 2019, focusing on principal investments across the clean energy sector, and in the Power & Renewables investment banking division at Citigroup from 2009 to 2011. Mr. Mandel currently serves on the Board of Directors of Matrix Renewables, Intersect Power, Palmetto Solar, Climavision, and the non-profit Chordoma Foundation. Mr. Mandel holds a Bachelor of Science in Business and Economics with Honors from Lehigh University, a Master of Science in Finance from London Business School and holds Chartered Financial Analyst designation.
Mr. Mandel was selected to serve on our board based on his extensive management experience and background in the power, renewables and clean energy sectors.

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Willy Shih Board Member Age: 73 Director Since: 2023
Willy Shih has served as the Robert and Jane Cizik Professor of Management Practice in Business Administration at Harvard Business School since 2007, where he teaches in MBA and Executive Education Programs. Prior to that, Mr. Shih spent 28 years in various senior management and consultancy positions with IBM, Digital Equipment, Silicon Graphics, Eastman Kodak Company and Thomson SA working in product development and manufacturing. Mr. Shih previously served on the Board of Directors of Flex from 2008 to 2022. He presently serves as a member of the Advisory Committee on Supply Chain Competitiveness to the U.S. Secretary of Commerce, and on the Industrial Advisory Committee for the U.S. Secretary of Commerce. Mr. Shih holds Bachelor of Science degrees in Chemistry and Life Sciences from the Massachusetts Institute of Technology, and a Doctor of Philosophy degree from the University of California at Berkeley. He is a Life Member of the Institute of Electrical and Electronics Engineers.
Mr. Shih was selected to serve on our board based on his extensive experience in product development and manufacturing.

Vote Required
For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present at the Annual Meeting or represented by proxy and entitled to vote on Proposal No. 1 will be elected as directors to hold office until the 2027 annual meeting of stockholders. Only votes “For” will affect the outcome. Broker non-votes, abstentions, and votes to “Withhold” will have no effect.
VOTE
The Board of Directors recommends a vote IN FAVOR of each named nominee.
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Directors with Continuing Terms
Directors with Terms Continuing Until 2025
Jonathan Coslet Board Member Age: 59 Director Since: 2023
Jonathan Coslet currently serves as the Vice Chairman of TPG Global LLC (“TPG Global”), a global alternative asset firm, and has been with TPG Global since 1993. He previously served as TPG Global’s Chief Investment Officer from 2008 to 2020. During his tenure with TPG Global, Mr. Coslet also served on the boards of directors of several public and private companies, including IQVIA Holdings Inc., a pharmaceutical consulting and contract research organization, from 2003 to 2020, Life Time Group Holdings, Inc., a health, fitness and recreational sports company, since 2015, Cushman & Wakefield plc, a leading global real estate services firm, since 2018, and TPG Inc. since 2021. Mr. Coslet has also previously served on the board of directors of several public and private companies, including Endurance Specialty Holdings, Ltd., IASIS Healthcare LLC, J. Crew Group, Inc., Neiman Marcus Group, Oxford Health Plans, Inc., Petco Health and Wellness Company Inc. and Quintiles. Prior to joining TPG, Mr. Coslet worked at Donaldson, Lufkin & Jenrette, and before that Drexel Burnham Lambert. Mr. Coslet also serves on the Board of Directors of Stanford Lucile Packard Children’s Hospital, where he is Chairman, the Stanford Medicine Board of Fellows and the Stanford Institute for Economic Policy Research Advisory Board. Mr. Coslet received his Bachelor of Science degree in Economics and Finance from the Wharton School of the University of Pennsylvania where he was Valedictorian, and his Master of Business Administration from Harvard Business School, where he was a Baker Scholar.
Mr. Coslet was selected to serve on our board based on his background in finance and extensive experience in advising and growing companies.

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Jeffrey Guldner Board Member Age: 59 Director Since: 2024
Jeffrey Guldner has served as President and Chief Executive Officer and Chairman of the Board of Directors of Pinnacle West Capital Corporation, a utility holding company, and Chief Executive Officer and Chairman of the Board of Directors of its primary subsidiary, Arizona Public Service Company (“APS”), an electric utility company, since November 2019. He also served as President of APS from August 2021 to May 2022. Mr. Guldner joined APS in 2004 and held several leadership positions at APS prior to his current roles. Prior to joining APS, Mr. Guldner was a partner in the Phoenix office of Snell & Wilmer LLP, where he practiced public utility, telecommunications and energy law. Before practicing law, Mr. Guldner served as a surface warfare officer in the United States Navy and was an assistant professor of naval history at the University of Washington.
Mr. Guldner serves on the Board of Directors of Edison Electric Institute, the McCain Institute, the Nuclear Energy Institute, the Electric Power Research Institute and the Smart Electric Power Alliance. Mr. Guldner also serves on the Board of Directors of Greater Phoenix Leadership and Arizona State University’s Knowledge Exchange for Resilience.
Mr. Guldner earned his B.A. from the University of Iowa and his J.D. from Arizona State University College of Law. Mr. Guldner is also a graduate of the Reactor Technology Course at the Massachusetts Institute of Technology and the Advanced Management Program at Columbia Business School.
MR. GULDNER WAS SELECTED TO SERVE ON OUR BOARD BASED ON HIS EXTENSIVE INDUSTRY, MANGEMENT AND PUBLIC COMPANY EXPERIENCE.

Brandi Thomas Board Member Age: 47 Director Since: 2023
Brandi Thomas currently serves as Vice President, Corporate Audit and Enterprise Risk Management of General Motors Company, a multinational vehicle manufacturer of the Buick, GMC, Cadillac and Chevrolet brands, as well as autonomous vehicle technology. Prior to joining General Motors, Ms. Thomas served as Vice President, Chief Audit Executive and Chief Diversity, Equity and Inclusion Officer at General Electric, a multinational company operating in aviation, power and renewable energy from November 2020 to December 2023. Prior to General Electric, Ms. Thomas served as Vice President, Corporate Audit for Delta Air Lines, Inc., one of the leading airlines in the U.S. for domestic and international travel, from April 2017 to December 2020. She holds a Bachelor of Science Degree in Finance from Case Western Reserve University.
Ms. Thomas was selected to serve on our board based on her extensive experience in finance, corporate audit, enterprise risk management and strategic growth.

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Directors with Terms Continuing Until 2026
Daniel Shugar Board Member & CEO Age: 61 Director Since: 2023
Daniel Shugar founded Nextracker and has served as its Chief Executive Officer since July 2013. Mr. Shugar began his career in the solar industry in 1988 and has held senior leadership positions in multiple solar companies. Prior to Nextracker, he served as Chief Executive Officer of Solaria Corporation, a solar panel manufacturing company, from January 2010 to June 2013. Mr. Shugar was the President of Systems, a division of SunPower Corporation, a global solar panel manufacturer and construction company, from January 2007 to March 2009. From 1996 to 2007, he served as President of PowerLight Corporation, a commercial and utility-scale solar system integrator. From 1986 to 1995, Mr. Shugar held various positions in the solar businesses of New World Power, Inc., Advance Photovoltaic Systems and the Pacific Gas & Electric Company. Mr. Shugar holds a Bachelor of Science degree in Electrical and Electronics Engineering from Rensselaer Polytechnic Institute and a Master of Business Administration from Golden Gate University.
We believe Mr. Sugar is qualified to serve as a director due to his role as Chief Executive Officer and his extensive management experience in the solar energy industry.

William Watkins Board Member Age: 71 Director Since: 2023
William Watkins served as Chairman of the Board of Imergy Power Systems, Inc. (“Imergy”), a leading innovator in cost-effective energy storage products, from January 2015 to August 2016 and as Chief Executive Officer from September 2013 to August 2016. Prior to his time at Imergy, Mr. Watkins was the Chairman of the Board of Bridgelux, Inc. from February 2013 to December 2013 and Chief Executive Officer from January 2010 to February 2013. Mr. Watkins also served as the Chief Executive Officer of Seagate Technology Holdings PLC from 2004 to January 2009, as President and Chief Operating Officer from 2000 to 2004 and held various other positions from 1996 to 2000. During his time with Seagate, Mr. Watkins was responsible for Seagate’s hard disc drive operations, including recording heads, media and other components, and related R&D and product development organizations. Mr. Watkins has served on the Board of Directors of Flex since 2009. He previously served on the Board of Directors of Avaya Holdings Corp. from 2017 through 2023 and Maxim Integrated Products, Inc., from 2008 to 2021. Mr. Watkins holds a Bachelor of Science degree in Political Science from the University of Texas.
We believe that Mr. Watkins is qualified to serve as a director due to his extensive management experience across a number of industries on a global scale, including the energy storage industry, as well as his current and past board experience as a director of various public companies.

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Howard Wenger Board Member & President Age: 64 Director Since: 2024
Howard Wenger has served as President of Nextracker since February 2022. Mr. Wenger began his solar career in 1984 and has held multiple leadership and board positions. Mr. Wenger served as President of Solaria Corporation, a solar panel manufacturing company, from May 2020 to October 2021, and as member of its Board of Directors from September 2019 to November 2022. From 2007 to 2017, he held various executive officer roles at SunPower Corporation, including President, Global Business Units, and for eight years serving as President and Chief Executive Officer of SunPower Corporation Systems, a wholly-owned subsidiary of SunPower Corporation. From 2003 to 2007, Mr. Wenger served as Executive Vice President and Board Director of PowerLight Corporation and prior to that held engineering and research positions at several companies, including AstroPower, Inc., Pacific Energy Group, PG&E and Intersol Power Corporation. Mr. Wenger holds a Bachelor of Arts degree in Environmental Studies from the University of California, Santa Barbara, and a Master of Science degree in Civil Engineering from the University of Colorado, Boulder.
We believe Mr. Wenger is qualified to serve as a director due to his role as President and his extensive management experience in the solar energy industry.

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Board Skills Matrix
Name	Management Experience	Product Development & Manufacturing	Solar Industry Experience	Finance/ Corporate Audit Experience	Risk Management	Strategic Growth	Public Board Experience
Julie Blunden	•		•		•	•	•
Jeffrey Guldner	•		•			•	•
Jonathan Coslet	•			•		•	•
Steven Mandel	•		•			•	•
Brandi Thomas	•			•	•	•
Willy Shih	•	•					•
Daniel Shugar	•	•	•			•	•
William Watkins	•		•			•	•
Howard Wenger	•	•	•		•	•	•

Nextracker Inc. 18 2024 Proxy Statement

Information Regarding the Board of Directors and Corporate Governance
This section describes key corporate governance guidelines and practices that we have adopted. Complete copies of the charters of the committees of the Board and our Code of Business Conduct and Ethics, described below, can be found in the Governance section of the Investors section of our website at https://investors.nextracker.com/governance/governance/default.aspx. Alternatively, you can request a copy of any of these documents free of charge by writing to: Léah Schlesinger, General Counsel, Chief Ethics and Compliance Officer & Secretary, Nextracker Inc., 6200 Paseo Padre Parkway, Fremont, CA 94555. Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
Board Composition
Our Board of Directors consists of nine members. William Watkins is the Chair. The primary responsibilities of our Board are to provide oversight, strategic guidance, counseling and direction to management. Our Board meets on a regular basis and additionally, as required.
Our amended and restated certificate of incorporation provides for a classified board of directors, with our directors being divided into three classes: Class I, Class II and Class III. Directors belonging to one of the three classes are elected at each annual stockholders’ meeting, with directors designated as Class II to be elected at this Annual Meeting, directors designated as Class III to be elected at the 2025 annual meeting of stockholders, and directors designated as Class I to be elected at the 2026 annual meeting of stockholders. Each director’s term continues until the third annual meeting of stockholders after their election and qualification of their successor, or their earlier death, resignation or removal.
Director Independence
The Board’s guidelines for director independence conform to the independence requirements in the Nasdaq rules for those directors deemed independent. The Board considers all relevant facts and circumstances in determining independence.
Board Leadership Structure
The Board reviews its leadership structure periodically as part of its annual self-assessment process. In addition, the Board continues to monitor developments in corporate governance as well as the approaches our peers undertake.
The Board believes that it is important to retain the flexibility to allocate the responsibilities of the offices of Chair and Chief Executive Officer in any manner that it determines to be in the best interests of the Company at any point in time. Our Chair is currently William Watkins. The Chair and our Chief Executive Officer are currently separate. Our Board of Directors believes that the Company and its stockholders are best served by maintaining the flexibility to determine whether the Chair and Chief Executive Officer positions should be separated or combined at a given point in time in order to provide appropriate leadership for us at that time.
If at any time the Chair is not an independent director, the Board shall appoint a lead director who must be independent. The Chair and the Chief Executive Officer are free, as is the Board of Directors as a whole, to call upon any one or more directors to provide leadership in a given situation should a special need arise.
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The Board of Directors, including each of its committees, also has complete and open access to any member of the Company’s management and the authority to retain independent advisors as the Board or such committee deems appropriate. In addition, all members of each of the Audit Committee, the Nom Gov Committee and the Compensation and People Committee (the “C&P Committee”) are independent directors, and the committee chairs have authority to hold executive sessions without management and non-independent directors present.
Board Diversity
The Company seeks to achieve a balance and diversity of knowledge, experience and capability with respect to the directors serving on the Board. The Board considers each candidate’s ability to contribute to the diversity of the Board (including diversity of experience, viewpoints, backgrounds, gender, race and ethnicity).
The below Board Diversity Matrix reports self-identified diversity statistics for the Board in the format required by the Nasdaq rules.
Board Diversity Matrix (as of June 26, 2024)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	7	0	0
Part II: Demographic Background
African American or Black	1	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0	0	0	0
Did Not Disclose Demographic Background	0	0	0	0
Role of the Board in Risk Oversight
An important function of the Board is oversight of risk management at Nextracker. Risk is inherent in business, and the Board’s oversight, assessment and decisions regarding risks occur in the context of and in conjunction with the other activities of the Board and its committees. The Board believes that its current governance structure facilitates its risk oversight responsibilities.
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The Audit Committee manages risk by overseeing the integrity of the Company’s financial statements and internal controls; the qualifications, independence and performance of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function; risk assessments from management with respect to cybersecurity; and the Company’s compliance with legal and regulatory requirements.
The Nom Gov Committee manages risk by reviewing and evaluating the size, composition, function and duties of the Board consistent with its needs; making recommendations to the Board as to determinations of director independence; reviewing and reassessing the Company’s Corporate Governance Guidelines and the Code of Business Conduct and Ethics for the Company and overseeing compliance with such Code.
The C&P Committee manages risk by reviewing and assessing risks arising from the Company’s employee compensation policies and practices and whether any such risks are reasonably likely to have a material adverse effect on the company; working with the Chief Executive Officer to plan for the succession of the Chief Executive Officer and other senior executive officers, including developing plans for interim or emergency succession; and overseeing the Company’s human capital management strategy.
It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Our Chief Executive Officer, Chief Financial Officer and General Counsel, Chief Ethics and Compliance Officer & Secretary coordinate between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.
Meetings of the Board of Directors
The Board oversees our business. It establishes overall policies and standards and reviews the performance of management. From April 1, 2023 to March 31, 2024, the Board held six meetings. Each Board member attended 75% or more of the aggregate meetings of the Board and of the committees on which they served held during the period for which they were a director or committee member. Our directors are encouraged to attend our annual meetings of stockholders, but we do not currently have a policy relating to director attendance. Nine of our then-directors attended our 2023 annual meeting of stockholders.
The Board and each of our standing committees typically hold an executive session of non-management directors as a part of every regularly scheduled quarterly meeting.
Information Regarding Committees of the Board of Directors
The Board has a number of committees that perform certain functions for the Board. The current committees of the Board are the Audit Committee, the C&P Committee and the Nom Gov Committee. Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities.
Audit Committee
The Board has a separately designated standing Audit Committee established in accordance with Section 3(a)(58) of the Exchange Act. The Audit Committee was established by the Board to assist the Board in its oversight of the integrity of our financial statements and internal controls, and our compliance with legal and regulatory requirements. In addition, the Audit Committee is responsible for the oversight of the qualification, independence and performance of our independent registered public accounting firm as well as the appointment of our independent registered public accounting firm.
The Audit Committee consists of Julie Blunden, Steven Mandel and Brandi Thomas, with Ms. Thomas serving as chairperson. Our Board has determined (i) that each of Julie Blunden, Steven Mandel and Brandi Thomas satisfies the requirements for independence and financial literacy under the rules and regulations of Nasdaq and the SEC and (ii) that Brandi Thomas qualifies as an “audit committee financial expert” as defined in the SEC rules and regulations and satisfies the financial sophistication requirements of
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Nasdaq. In making that determination, the Board relied on the past business experience of each director. This designation does not impose any duties, obligations or liabilities that are greater than are generally imposed on members of our Audit Committee and our Board of Directors.
A majority of the members of the Audit Committee satisfy the independence requirements under the Nasdaq rules and the rules of the SEC. Based on the Board’s assessment, we have determined that the current composition of our Audit Committee will not materially adversely affect its ability to act independently and to carry out its responsibilities, identified immediately below.
Our Audit Committee is directly responsible for, among other things:
•	selecting and hiring our registered public accounting firm;
•	evaluating the performance and independence of our registered public accounting firm;
•	approving the audit and pre-approving any non-audit services to be performed by our registered public accounting firm;
•	reviewing the integrity of our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;
•	overseeing procedures for the treatment of complaints relating to accounting, internal accounting controls or audit matters;
•	reviewing and discussing with management and the registered public accounting firm the results of the annual audit, our quarterly financial statements and our publicly filed reports;
•	establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•	reviewing the effect of legal, regulatory and accounting initiatives on the Company’s financial statements;
•	reviewing the effect of off-balance sheet arrangements, if any, on the Company’s financial statements;
•	reviewing and approving in advance any proposed related-person transactions;
•	the administration of our related party transaction policy; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.
Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the Nasdaq rules. The Audit Committee met 7 times in fiscal year 2024. The Audit Committee charter can be found in the Governance section of the Investors section of our website at https://investors.nextracker.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The Audit Committee charter grants the Audit Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Audit Committee considers necessary or appropriate in the performance of its duties.
As required by its charter, the Audit Committee conducts a self-evaluation at least annually. The Audit Committee also reviews and assesses the adequacy of its charter at least annually and recommends any proposed changes to the Board for its consideration.
The Board annually reviews the Nasdaq rules’ definition of independence for Audit Committee members and has determined that all members of our Audit Committee are “financially literate” under the Nasdaq rules and that members of the Audit Committee received no compensation from the Company other than for service as a director.
Compensation and People Committee
The C&P Committee consists of Julie Blunden, Jonathan Coslet and Willy Shih, with Mr. Shih serving as chairperson. Our Board has determined that each of Julie Blunden, Willy Shih and Jonathan Coslet satisfies the requirements for independence under the rules and regulations of Nasdaq.
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Our C&P Committee is responsible for, among other things:
•	reviewing and recommending to the Board for approval the compensation for Chief Executive Officer, as well as any employment, severance, change in control or termination agreements;
•
reviewing and approving the compensation for all of our other executive officers (other than the Chief Executive Officer) and any other officers, as well as any employment, severance, change in control or termination agreements;

•	administering our equity compensation plans;
•	overseeing our overall compensation policies and practices;
•	succession planning for the Company’s Chief Executive Officer and all other executive officers; and
•	reviewing and approving the compensation committee report that the SEC requires in our annual proxy statement.
Our C&P Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq. The C&P Committee met 7 times in fiscal year 2024. The C&P Committee charter can be found in the Governance section of the Investors section of our website https://investors.nextracker.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. The C&P Committee charter grants the C&P Committee sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser, including the authority to approve the consultant’s reasonable compensation. The C&P Committee may select such advisers, or receive advice from any other adviser, only after taking into consideration all factors relevant to that person’s independence from management, including those independence factors enumerated by Nasdaq rules.
Under the C&P Committee charter, the C&P Committee may, in its discretion, delegate its duties to a subcommittee.
As required by its charter, the C&P Committee conducts a self-evaluation at least annually. The C&P Committee also annually reviews and assesses the adequacy of its charter and recommends any proposed changes to the Board for its consideration.
Compensation and People Committee Processes and Procedures
The implementation of our compensation philosophy is carried out under the supervision of the C&P Committee. The C&P Committee charter requires that the C&P Committee meet as often as its members deem necessary to perform its responsibilities under the charter. The agenda for each meeting is usually developed by the chairperson of the C&P Committee, in consultation with other C&P Committee members, management and the C&P Committee’s independent advisors. The C&P Committee also meets regularly in executive session. Meetings may, at the discretion of the C&P Committee, include other directors or members of management in addition to the C&P Committee’s independent advisors, for the purpose of providing analysis and information to assist management with their recommendations on various compensation matters. Management does not participate in the executive sessions of the C&P Committee. For a description of the role of our management and any compensation consultants for executive compensation decisions for fiscal year 2024, please see the section titled “Compensation Discussion and Analysis” of this Proxy Statement.
Compensation and People Committee Interlocks and Insider Participation
During fiscal year 2024, Julie Blunden, Jonathan Coslet, Michael Hartung, Scott Offer, Willy Shih and Rebecca Sidelinger served on the C&P Committee. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board.
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Nominating, Governance and Public Responsibility Committee
The Nominating, Governance and Public Responsibility Committee (“Nom Gov Committee”) is generally responsible for identifying qualified Board candidates, recommending director nominees and appointments to Board committees, evaluating Board performance and overseeing our Code of Business Conduct and Ethics. The Nom Gov Committee consists of Jeffrey Guldner, Steven Mandel and William Watkins, with Mr. Watkins serving as chairperson. Our Board has determined that each of Jeffrey Guldner, Steven Mandel and William Watkins satisfies the requirements for independence under the rules and regulations of Nasdaq and the SEC.
Our Nom Gov Committee is responsible for, among other things:
•
identifying, recruiting, evaluating and recommending candidates for service as members of the Board and as members of committees of the Board consistent with criteria approved by the Board, including assessing a candidate’s independence and, in the case of candidates for membership on the Board’s Audit Committee, financial literacy and expertise;

•	reviewing and considering stockholder-recommended candidates for nomination to the Board;
•	shaping and overseeing the application of the Company’s environmental, social and corporate governance guidelines, policies and procedures, and compliance with laws and regulations;
•	overseeing Board communications with stockholders, stockholder proposals and stockholder activism;
•	reviewing conflicts of interest of our directors and officers and proposed waivers of our corporate governance guidelines and Code of Business Conducts and Ethics; and
•	assessing the composition and performance of the Board and the committees of the Board and the performance of each individual director.
The Nom Gov Committee met 4 times in fiscal year 2024. Our Nom Gov Committee operates under a written charter that satisfies the applicable rules of the SEC and the Nasdaq rules. A detailed discussion of the Nom Gov Committee’s procedures for recommending candidates for election as a director appears below under the caption “Procedures of the Nom Gov Committee.”
The Nom Gov Committee charter can be found in the Governance section of the Investors section of our website at https://investors.nextracker.com/governance/governance/default.aspx. The Nom Gov Committee charter complies with the guidelines established by Nasdaq. Information on, or accessible through, our website is not incorporated by reference in this Proxy Statement. The charter of the Nom Gov Committee grants the Nom Gov Committee authority to retain and terminate any advisers, including search firms to identify director candidates, compensation consultants as to director compensation and legal counsel, including sole authority to approve all such advisers’ fees and other retention terms.
Procedures of the Nominating, Governance and Public Responsibility Committee
In connection with nominating directors for election at the Annual Meeting and periodically throughout the year, the Nom Gov Committee considers the composition of the Board and each committee of the Board to evaluate its effectiveness and whether changes should be considered to either the Board or any of the committees. In support of this process, the Board has determined that the Board as a whole must be inclusive and have the right balance and diversity of knowledge, experience and capability for the optimal functioning of the Board in its oversight of our Company. The Board considers the following factors and qualifications, without limitation:
•	the appropriate size and the diversity of the Board;
•	the needs of the Board with respect to the particular talents and experience of its directors;
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•
the knowledge, skills and experience of nominees, including experience in the industry in which we operate, business, finance, management or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with domestic and international business matters;
•	familiarity and experience with legal and regulatory requirements; and
•	experience with accounting rules and practices.
Considerations in Evaluating Director Nominees
Pursuant to the Nom Gov Committee charter, the Nom Gov Committee periodically reviews the composition of the Board in light of current challenges and needs of the Board and the Company and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, skills, background and experience. Although the Nom Gov Committee does not have a formal policy regarding diversity on the Board, the Nom Gov Committee is sensitive to the importance of nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board. The Nom Gov Committee also considers applicable laws and regulations and Nasdaq listing standards.
Once the Nom Gov Committee and the Board determine that it is appropriate to add a new director, either as a replacement or as a new position, the Nom Gov Committee uses a flexible set of procedures in selecting individual director candidates. Rather than applying specific minimum criteria in identifying candidates, the Nom Gov Committee seeks candidates with high professional and personal ethics and values, a general understanding of various business disciplines (e.g., marketing, finance, etc.), an understanding of the Company’s business and industry, educational and professional background, analytical ability, willingness to devote adequate time to Board duties and ability to act in and represent the balanced best interests of the Company and its stockholders as a whole, rather than special constituencies. This flexibility allows the Nom Gov Committee to adjust the process to best satisfy the objectives it is attempting to accomplish in any director search. The first step in the general process is to identify the type of candidate the Nom Gov Committee may desire for a particular opening, including establishing the specific target skill areas, experiences and backgrounds that are to be the focus of a director search. The Nom Gov Committee may consider candidates recommended by management, by members of the Nom Gov Committee, by the Board, by stockholders or by a third party it may engage to conduct a search for possible candidates. In considering candidates submitted by stockholders, the Nom Gov Committee will take into consideration the needs of the Board, and the qualifications of the candidate. In evaluating recommendations submitted by stockholders, the Board will evaluate such prospective nominees using the same standards that are applicable for all Board candidates.
Once candidates are identified, the Nom Gov Committee conducts an evaluation of qualified candidates. The evaluation generally includes interviews and background and reference checks. As noted above, there is no difference in the evaluation process of a candidate recommended by a stockholder as compared to the evaluation process of a candidate identified by any of the other means described above. In identifying and evaluating potential nominees to serve as directors, the Nom Gov Committee will examine each nominee on a case-by-case basis regardless of who recommended the nominee and take into account all factors it considers appropriate.
If the Nom Gov Committee determines that a candidate should be nominated as a candidate for election to the Board, the candidate’s nomination is then recommended to the Board, and the directors may in turn conduct their own review to the extent they deem appropriate. When the Board has agreed upon a candidate, such candidate is recommended to the stockholders for election at an annual meeting of stockholders or appointed as a director by a vote of the Board as appropriate.
Nextracker Inc. 25 2024 Proxy Statement

Stockholder Communications with the Board of Directors
Our relationship with our stockholders is an important part of our corporate governance program. Engaging with our stockholders helps us to understand how they view us, to set goals and expectations for our performance, and to identify emerging issues that may affect our strategies, corporate governance, compensation practices or other aspects of our operations. Our stockholder and investor outreach includes investor road shows, analyst meetings and investor conferences and meetings. We also communicate with stockholders and other stakeholders through various media, including our annual report and SEC filings, proxy statement, news releases and our website. Our conference calls for quarterly earnings releases are open to all. These calls are available in real time and as archived webcasts on our website for a period of time.
The Board has adopted a process for stockholders and others to send communications to the Board or any director. All such communications should be sent by mail addressed to the Board or any particular director at 6200 Paseo Padre Parkway, Fremont, CA 94555, c/o Léah Schlesinger, General Counsel, Chief Ethics and Compliance Officer & Secretary. All such communications received by Léah Schlesinger will be sent directly to the Board or the particular director indicated.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a code of ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is available in the Governance section of the Investors section of our website at https://investors.nextracker.com/governance/governance/default.aspx. Information on or accessible through our website is not incorporated by reference in this Proxy Statement. We intend to disclose future amendments to our Code of Business Conduct and Ethics, or any waivers of such code, on our website or in public filings.
Involvement in Certain Legal Proceedings
There are no material proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of voting securities of the Company, any associate of any such director, officer, affiliate of the Company or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Nextracker Inc. 26 2024 Proxy Statement

Proposal No. 2:
Ratification of the Selection of
the Independent Registered
Public Accounting Firm
On February 15, 2024, our Audit Committee selected Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025. Deloitte has served as our independent registered public accounting firm since 2021. Representatives of Deloitte plan to attend the Annual Meeting and will be available to answer appropriate questions from stockholders. They will have the opportunity to make a statement if they desire to do so.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte as our independent registered public accounting firm. However, the Board is submitting the selection of Deloitte to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.
VOTE
The Board of Directors recommends a vote IN FAVOR of Proposal No. 2.
Nextracker Inc. 27 2024 Proxy Statement

Independent Registered Public Accounting Firm
The following is a summary of the fees and services provided by Deloitte to the Company for fiscal years 2023 and 2024:
	Fiscal Year Ended March 31,
Description of Services Provided by Deloitte	2023	2024
Audit Fees(1)	$2,615,124	$4,325,548
Audit Related Fees	—	—
Tax Fees(2)	$146,506	$550,876
All Other Fees(3)	$9,096	$3,790
TOTAL	$2,770,726	$4,880,214
(1)
Audit Fees for Deloitte for 2023 and 2024 were for professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements.

Fees for the year ended March 31, 2023 included $595,000 billed in connection with services related to our initial public offering in February 2023. Fees for the year ended March 31, 2024 included $800,000 billed in connection with services related to our follow-on offering and filing of a registration statement on Form S-4.
(2)
Tax Fees consist of fees for professional services rendered by our independent registered public accounting firm for tax compliance, tax advice, and tax planning services, including assistance regarding federal, state and international tax compliance, return preparation, tax audits and customs and duties.

(3)	All Other Fees consist of fees for professional services rendered by our independent registered public accounting firm for permissible non-audit services.
Audit Committee Pre-Approval Policy
The Audit Committee or a delegate thereof pre-approves the scope of the audit and non-audit services provided by our independent registered public accounting firm, as well as all associated fees and terms, pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee evaluates the independent registered public accounting firm’s qualifications, performance and independence, and presents its conclusions to the full Board on at least an annual basis.
All of the services provided by Deloitte since the Company’s initial public offering in February 2023, and fees for such services, were approved by the Audit Committee in accordance with these standards.
Vote Required
To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on Proposal No. 2 must vote “For” the ratification of the selection of Deloitte as our independent registered public accounting firm for the fiscal year ending March 31, 2025. Broker non-votes are not applicable with respect to Proposal No. 2 as brokers generally have discretion to vote uninstructed shares on this proposal. Abstentions will have the same effect as an “Against” vote.
VOTE
The Board of Directors recommends a vote IN FAVOR of Proposal No. 2.
Nextracker Inc. 28 2024 Proxy Statement

Audit Committee Report
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2024 with management of the Company. The Audit Committee has discussed with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the matters required to be discussed by the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP the accounting firm’s independence.
Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024.
Respectfully submitted by the members of the Audit Committee of the Board:
The Audit Committee
Brandi Thomas, Chair
Julie Blunden
Steven Mandel
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Nextracker Inc. 29 2024 Proxy Statement

Proposal No. 3:
Approval, on an Advisory Basis,
of the Compensation of Our
Named Executive Officers
We are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding vote on the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the C&P Committee will consider the voting results when making future compensation decisions. In a decision that factored in the non-binding advisory vote of our stockholders at our 2023 annual meeting of stockholders on the frequency of stockholder advisory votes on the compensation of our named executive officers, we determined to hold a non-binding, advisory vote on the compensation of our named executive officers annually. We expect to hold our next non-binding, advisory vote on the frequency of say-on-pay votes at our 2029 annual meeting of stockholders.
As described under the heading “Compensation Discussion and Analysis” in this Proxy Statement, our executive compensation program is designed to attract, retain and motivate top-level talent who possess the skills and leadership necessary to grow our business and enable long-term value creation. The Board encourages our stockholders to read the disclosures set forth in the “Compensation Discussion and Analysis” section of this Proxy Statement to review the compensation actions taken in fiscal year 2024. The Board believes that our executive compensation program effectively aligns executive pay with our performance and results in the attraction and retention of talented executives who are critical to our success.
Accordingly, the Board recommends that our stockholders vote “For” the following resolution:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed in the proxy statement furnished for the 2024 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion, is hereby APPROVED on an advisory basis.”
Because the vote is advisory, it is not binding on management or the Board. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the C&P Committee and the Board intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Your vote will serve as an additional tool to guide the C&P Committee and the Board in continuing to improve the alignment of our executive compensation program with business objectives and performance and with the interests of our stockholders.

VOTE
The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of the compensation of our named executive officers.
Nextracker Inc. 30 2024 Proxy Statement

Vote Required
To be approved, the holders of a majority in voting power of the shares present or represented by proxy at the meeting and entitled to vote on the matter must vote “For” the approval, on an advisory basis, of the compensation of our named executive officers. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote.

VOTE
The Board of Directors recommends a vote “FOR” approval, on an advisory basis, of the compensation of our named executive officers.
Nextracker Inc. 31 2024 Proxy Statement

Proposal No. 4: Approval of an Amendment and Restatement of The Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan to Increase the Number of Shares Authorized for Issuance Thereunder by 11,100,000 Shares
Introduction
We are asking that our stockholders vote in favor of approving an amendment and restatement (the “amendment”) of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan (the “2022 Plan”) to increase the number of shares of Nextracker Class A common stock (“Common Stock”) authorized and available for issuance under the 2022 Plan by an additional 11,100,000 shares. This amendment was approved by the Board on June 14, 2024, subject to stockholder approval.
The additional 11,100,000 shares of Common Stock that will be authorized for issuance under the 2022 Plan if this proposed amendment is approved represents approximately 7.65% of our shares outstanding on a fully-diluted basis as of June 1, 2024. With the additional 11,100,000 shares of Common Stock, approximately 14,206,347 shares will be available for issuance under the 2022 Plan in the aggregate, which represents approximately 9.79% of our 145,147,427 shares outstanding on a fully-diluted basis as of June 1, 2024.
Vote Required
You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the amendment to the 2022 Plan. The amendment to the 2022 Plan shall be approved if it receives the affirmative vote of a majority of the total number of votes of our capital stock represented at the Annual Meeting and entitled to vote thereon. Broker non-votes will have no effect. Abstentions will have the same effect as an “Against” vote. Proxies solicited by the Board will be voted “FOR” the amendment of the 2022 Plan unless stockholders specify a contrary vote.

VOTE
The Board Recommends that you vote “FOR” the Approval of the Amendment and Restatement of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 11,100,000 shares
Nextracker Inc. 32 2024 Proxy Statement

Corporate Governance Best Practices
The 2022 Plan, as amended, is designed to promote good compensation practices and play an important part of our pay-for-performance philosophy. Specifically, the 2022 Plan, as amended, contains the following important features which we believe promote good compensation practices and are intended to protect the interests of our stockholders:
•
No “evergreen” provision. The 2022 Plan has a fixed number of shares available for issuance. There is no “evergreen” provision providing for the automatic increase in shares available under the 2022 Plan.

•
No “fungible share reserve”. The 2022 Plan does not contain a “fungible share reserve.” Instead, each one share granted as a restricted stock award, restricted stock unit (“RSU”) (including performance restricted stock units (“PRUs”)), stock option or stock appreciation right (“SAR”) under the 2022 Plan will count as the issuance of one share reserved for issuance under the 2022 Plan for the purpose of computing shares remaining available for issuance.

•	No discounted stock options of SARs. Stock options and SARs must be granted with an exercise price that is not less than 100% of the fair market value on the date of grant.
•	Repricing prohibited. Repricing or certain other exchanges of stock options and SARs for 2022 Plan awards or cash is prohibited, unless stockholder approval is first obtained.
•
No “liberal” share recycling. No “liberal” share recycling practices are permitted under the 2022 Plan. Shares tendered to us or retained by us in the exercise or settlement of an award or for tax withholding, or shares that are repurchased on the open market with the proceeds of a stock option exercise price will not become available again for issuance under the 2022 Plan. In addition, the gross shares subject to an SAR award and not the net number of shares actually issued upon exercise of such SAR counts against the 2022 Plan reserve.

•	Clawback of awards. Awards granted under the 2022 Plan are subject to the Company’s Financial Restatement Compensation Recoupment Policy.
•
Restrictions on dividends and dividend equivalents. The 2022 Plan provides that dividends and dividend equivalent shall not be paid until the underlying award has vested (but dividend equivalents may accrue during the vesting period).

•	Administered by independent C&P Committee. The 2022 Plan is administered by the C&P Committee, which is comprised entirely of independent non-employee directors.
•
No liberal definition of change in control. The 2022 Plan’s definition of “change in control” provides that any award benefits triggered by the transaction are contingent upon the actual consummation of the transaction, not merely its approval by our Board or stockholders.

•	Double-trigger change in control vesting of awards. Outstanding Awards will not automatically vest upon a change in control unless they are not assumed or substituted by a successor.
•
No automatic single-trigger vesting of awards. Awards granted under the 2022 Plan to employees will not vest automatically upon a change in control, unless such awards are not assumed, substituted, or continued by a successor entity.

•	No change in control/280G tax gross-ups. The 2022 Plan does not provide for any excise tax gross-up payments or “parachute payments.”
Share Request Background
We believe that the amendment to increase the number of shares reserved for issuance under the 2022 Plan is in the best interests of Nextracker because of the continuing need to provide equity-based incentives to attract, motivate and retain the most qualified personnel and to respond to relevant market changes in equity compensation practices. Equity compensation is a vital component of our overall compensation strategy as we grow as a public company. The 2022 Plan serves as an important part of this practice and is a critical component of the overall compensation package that we offer to retain and motivate our employees. Additionally, awards under the 2022 Plan allow our employees to acquire or increase their ownership stake in Nextracker, aligning their interests with
Nextracker Inc. 33 2024 Proxy Statement

those of our stockholders. This creates strong incentives for our employees to contribute to our future growth and success. If Proposal No. 4 is not approved by our stockholders, our ability to attract, motivate, and retain the talent we need to compete in our industry would be seriously compromised, potentially impacting our long-term success.
Based on a review of Nextracker’s historical practice, the recent trading price of our Common Stock, advice from its independent compensation consultant, and stockholder feedback, the C&P Committee and the Board currently believe the additional share request will be sufficient to cover awards for at least the next several years. However, our future burn rate will depend on a number of factors, including the number of participants in the 2022 Plan, hiring and promotion activity, the price per share of our common stock, any changes to our compensation strategy, changes in business practices or industry standards, future acquisitions, competitive market practices, our equity award mix, and the rate of returned shares due to forfeitures. The methodology used to establish the equity award mix will also impact our burn rate, which is discussed in detail in the “Burn Rate” section of this proposal.
Equity Plan Philosophy
At Nextracker, we prioritize the use of equity-based incentives to attract, motivate and retain the most qualified personnel in our industry. By awarding equity to a broad section of our employee base, we position ourselves for success in securing and engaging key talent globally, including in highly competitive markets.
Our broad-based use of equity for compensation purposes can have a material impact on our burn rate compared to that of our peers. However, we believe that granting equity is an important part of our value proposition to our employees, and ultimately, our stockholders.
Plan History
The 2022 Plan was originally adopted by the Board on January 31, 2022, and it was approved by our stockholders in April 2022. In connection with our initial public offering (our “IPO”), the 2022 Plan was amended by our Board, and our stockholders approved, the reservation of an aggregate of 12,857,143 shares of Common Stock for issuance under the 2022 Plan.
The following table summarizes certain information regarding our equity incentive program, which includes our 2022 Plan and awards granted under our prior plans, including our assumed plans. The 2022 Plan is our only active equity plan with available shares for future issuance.
As of June 1, 2024
Total number of shares of common stock subject to outstanding full value awards (including RSUs and PRUs) under the 2022 Plan(1)	4,402,957
Total number of shares of common stock subject to outstanding stock options under the 2022 Plan(2)	3,425,276
Weighted-average exercise price of outstanding stock options	$25.87
Weighted-average remaining term of outstanding stock options	8.16 years
Total number of shares of common stock available for future grant under the 2022 Plan(3)	3,106,347
(1)	Includes PRUs at the target performance achievement level.
(2)	We had no SARs outstanding as of June 1, 2024.
(3)	Excludes the proposed increase of 11,100,000 shares under this Proposal No. 4.
Nextracker Inc. 34 2024 Proxy Statement

Historical Burn Rate
A key factor that we consider in administering our equity compensation programs and in determining our share increase request is our “burn rate,” which is generally the number of shares that we utilize under the 2022 Plan each year relative to our total shares outstanding. We analyze our burn rate in terms of “gross burn rate” and “net burn rate.” We define gross burn rate as the total number of shares granted under our 2022 Plan during a period divided by the weighted average number of shares of common stock outstanding during that period and expressed as a percentage. We define net burn rate as the total number of shares granted under all of our equity incentive plans during a period, minus the total number of shares returned to such plans through awards forfeited or cancelled during that period, divided by the weighted average number of shares of common stock outstanding during that period, and expressed as a percentage. Burn rate does not take into account equity awards that have been cancelled or forfeited.
Nextracker’s burn rate calculation for fiscal year 2024 was 1.5%. The following table sets forth our gross burn rate for fiscal year 2024.
Gross Burn Rate Summary
Grant Year	Restricted Stock Granted (#)	Performance- based Restricted Stock Granted at Target (#)	Options & SARs Granted (#)	Weighted Average Common Shares Outstanding (#)	Gross Burn Rate (%)
Fiscal 2024	1,350,438	436,576	489,732	3,020,551	1.5
Please see “Executive Compensation and Related Information — Compensation Discussion & Analysis (CD&A)” beginning on page 46 for further details on the equity awards made to our senior executives.
Dilution and Shares Available
The Administrator (as defined below) of the 2022 Plan may grant incentive stock options (“ISOs”), non-qualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”), performance-based restricted stock units (“PSUs”) and other stock-based awards to participants to acquire shares of our common stock under the 2022 Plan. Grants of stock options, SARs, restricted stock, RSUs and other stock-based awards to selected employees, directors, and independent contractors of the Company or its affiliates whose contributions are essential to the growth and success of the Company (i) strengthen the commitment of such individuals to the Company and its affiliates, (ii) motivate those individuals to faithfully and diligently perform their responsibilities and (iii) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company.
The number of shares proposed to be available for grant under the 2022 Plan is designed to enable the Company to properly incentivize eligible recipients on a go-forward basis.
Overhang and Dilution. Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. We calculated overhang as (A) the sum of (i) the total number of shares subject to outstanding equity awards and (ii) the number of shares remaining available for future grant under the 2022 Plan divided by (B) the total number of shares of Class A Common Stock outstanding, plus the number of shares in (A). Our overhang as of June 1, 2024 was 7.53%. If the 2022 Plan Amendment is approved by our stockholders, the overhang formula would be adjusted to include the contemplated 11,100,000 shares of Class A Common Stock to be authorized under the 2022 Plan Amendment, and the total potential overhang from shares authorized for issuance will increase by 6.57% to 14.10%. The Board believes that this number of shares of Class A Common Stock constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all stockholders.
Nextracker Inc. 35 2024 Proxy Statement

Shares Available. Subject to stockholder approval of the 2022 Plan Amendment, the maximum number of shares of common stock reserved and available for issuance under the 2022 Plan will equal 23,957,143 shares.
The following table sets forth, as of June 1, 2024, the approximate number of each class of participants eligible to participate in the 2022 Plan and the basis of such participation.
Class and Basis of Participation	Approximate Number of Class
Section 16 Officers	7
Directors(1)	8
Employees	1,109
Independent Contractors	23
Consultants	1
(1)	Two of the eight directors are employees of the Company. The foregoing table does not include Mr. Guldner, who joined our Board on June 14, 2024.
Summary Description of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan, as proposed to be amended
The following is a summary of the material features of the 2022 Plan, as proposed to be amended. This summary is qualified in its entirety by the full text of the 2022 Plan, as proposed to be amended, a copy of which is attached to this proxy statement as Appendix B.
•
Eligibility. Awards under the 2022 Plan may be granted to any current director, officer, employee and consultant of Nextracker or its subsidiaries or affiliates. The 2022 Plan permits awards to be made to any of the following individuals, as designated by the Committee: (i) non-employee directors of the Company (currently, the Company has 6 non-employee directors); (ii) officers of the Company (as of June 1, 2024, the Company has 7 executive officers); (iii) employees (currently, the Company or its subsidiaries or affiliates have approximately 1,109 full-time employees and approximately one part-time employee); and (iv) consultants (currently, the Company or its subsidiaries or affiliates have approximately 1 consultant). Awards under the 2022 Plan are generally exercisable or payable only while the participant is an employee, director or consultant, as applicable. However, the Administrator (as defined below) may, in its discretion, provide that an award may be paid or exercised following termination of service, a change of control event, or the retirement, death or disability of the participant.

•
Administration. The 2022 Plan is administered by the C&P Committee or by the Board acting as the C&P Committee (the “Administrator”). The Administrator has complete discretion, subject to the provisions of the 2022 Plan, to select each eligible individual to whom awards will be granted and to determine the type and amount of awards to be granted, the timing of such awards, and the other terms and conditions of awards granted under the 2022 Plan. Subject to the terms of the 2022 Plan, the Administrator may delegate its authority under the 2022 Plan to one or more members of our Board or one or more of our officers. The Administrator also has the power to interpret the 2022 Plan and award agreements, to establish rules and regulations relating to the 2022 Plan, and to make all other determinations necessary or advisable for administering the 2022 Plan.

Available awards. The 2022 Plan authorizes the Company to provide equity-based compensation in the form of: (i) stock options, including ISOs entitling the option holder to favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”); (ii) RSUs; (iii) SARs; (iv) performance stock awards and PSUs; and (v) other stock-based awards that are not inconsistent with the 2022 Plan. Each type of award is described below under the section entitled “Types of awards authorized under the 2022 Plan.” Each award granted under the 2022 Plan is or will be evidenced by an award agreement that sets forth the terms, conditions and limitations applicable to such award as determined by the Administrator in its discretion.
Nextracker Inc. 36 2024 Proxy Statement

Shares Available for Issuance. Subject to adjustment for certain events (as described below), a total number of 23,957,143 shares of common stock are reserved and available for grant and issuance pursuant to the 2022 Plan (including upon the exercise of an ISO), which includes (i) the existing share reserve of 12,857,143 shares of Common Stock, plus (ii) the increase of 11,100,000 shares of Common Stock, as approved by the Board, subject to approval by the Company’s stockholders. The shares of Common Stock authorized for delivery to participants under the 2022 Plan of up to 100% of such shares of Common Stock may be used to grant ISOs.
Share counting. Under the 2022 Plan, each share of Common Stock that is subject to any award counts against the aggregate 2022 Plan limit as one share. To the extent that an award terminates, expires, lapses for any reason, or is settled in cash, any shares subject to the award is again available for the grant of an award pursuant to the 2022 Plan. Shares that are withheld (if and to the extent permitted by applicable law) to satisfy the grant or exercise price or tax withholding obligations will be treated as issued under the 2022 Plan and will be deducted from the number of shares that may be issued under the 2022 Plan. Further, any shares that are acquired by the Company (if and to the extent permitted by applicable law) to satisfy the grant or exercise price or tax withholding obligations pursuant to any award under the 2022 Plan will not be added back to the aggregate number of shares that may be issued pursuant to the plan. Any shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries or affiliates will not be counted against shares of Common Stock available for grant pursuant to the 2022 Plan.
Repricing prohibited without stockholder approval. The repricing, replacement or regranting of any previously granted award, through cancellation or by lowering the exercise price or purchase price of such award, is prohibited under the 2022 Plan unless our stockholders first approve such repricing, replacement or regranting. Similarly, no “underwater” stock option or SAR may be cancelled in exchange for cash unless otherwise approved by stockholders.
Types of awards authorized under the 2022 Plan:
•
Stock Options. Stock options that may be granted entitle the stock option holder to purchase shares of our Common Stock at a price set forth in the applicable award agreement. Stock options may be granted as NQSOs or as ISOs, or in any combination of the two. The exercise price of any stock option may not be less than the fair market value of a share on the date of grant, and the maximum term for any stock option is 10 years (5 years in the case of grants to any individual who owns more than ten percent of the total voting power of the Company). The Administrator will determine the methods by which the exercise price of a stock option may be paid, which may include: (i) a payment in cash or by check; (ii) delivery of other property acceptable to the Administrator (e.g., a net exercise to sell to cover the exercise price pursuant to the applicable award agreements issued under the 2022 Plan); or (iii) any combination of the foregoing methods of payment. ISOs may be granted only to our employees and those of its subsidiaries. In addition, in the case of any ISOs granted to any individual who owns, as of the date of grant, shares possessing more than 10% of the total combined voting power of all classes of our shares, the ISO must have an exercise price on a per-share basis that is not less than 110% of the fair market value of a share on the date of grant and the maximum term of any such ISO is 5 years. The aggregate fair market value (determined as of the time the option is granted) of all shares with respect to which ISOs are first exercisable by a grantee in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code.

•
Stock Appreciation Rights. An SAR is a right, exercisable by the surrender of all or a portion of the SAR, to receive a payment equal to the product of: (i) the excess of (A) the fair market value of a share of our Common Stock on the date the SAR is exercised over (B) the grant price of the SAR and (ii) the number of shares with respect to which the SAR is exercised. No SAR may be exercisable more than 10 years from the date of grant. An SAR may be paid in cash, in shares (based on the fair market value of such shares on the date the SAR is exercised) or in a combination of cash and shares, as determined by the Administrator.

•
Restricted Stock Units. An RSU is a type of contingent stock award that generally entitles the participant to receive a number of shares of our Common Stock, or the value of such shares, in connection with the satisfaction of vesting conditions determined by the Administrator, as specified in the award agreement for the RSU. RSUs may be denominated

Nextracker Inc. 37 2024 Proxy Statement

in unit equivalents of shares and/or units of value including the dollar value of shares. At the time of grant of the RSU award, the Administrator will specify the date or dates on which the award will become vested and non-forfeitable and may specify any other terms and conditions. In addition, the Administrator will specify the settlement date applicable to each RSU, which may not be earlier than the vesting date or dates of the award. Settlement of RSUs may be made in shares or in cash (in an amount reflecting the fair market value of the shares that would have been issued) or any combination of cash and shares, as determined by the Administrator in its sole discretion.
•
Performance Stock and Performance Stock Units. Performance stock represents the right to receive shares of our Common Stock, or the value thereof, the payment of which is contingent upon achieving certain performance criteria established by the Administrator. PSUs represent a right to receive shares, or the value of such shares, the payment of which is contingent upon achieving certain performance criteria established by the Administrator. PSU awards may be denominated in unit equivalents of shares and/or units of value including the dollar value of shares. Performance stock awards and PSUs may be linked to any one or more of the performance criteria specified in the 2022 Plan, or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any performance period determined by the Administrator. In addition, the Administrator will specify the settlement date applicable to each performance stock award or PSU award, which may not be earlier than the vesting date or dates of the award. Settlement of a performance stock or a PSU may be made in shares or in cash (in an amount reflecting the fair market value of the shares that would have been issued) or in any combination of cash and shares, as determined by the Administrator in its sole discretion.

•
Other Stock-Based Awards. In addition to RSUs, performance stock awards and PSUs, the Administrator is authorized under the 2022 Plan to make any other award to an eligible individual that is not inconsistent with the provisions of the 2022 Plan and that by its terms involves or might involve the issuance of: (i) shares of our Common Stock; (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria specified in the 2022 Plan or other conditions; or (iii) any other security with the value derived from the value of our shares.

Amendment and termination. The Administrator is permitted at any time to amend or modify the 2022 Plan in any or all respects, except that (i) any such amendment or modification may not adversely affect the rights of any holder of an award previously granted under the 2022 Plan unless such holder consents and (ii) grants to non-employee directors may not be amended at intervals more frequently than once every 6 months, other than to the extent necessary to comply with applicable U.S. income tax laws and regulations. The Administrator may terminate the 2022 Plan at any time. However, without the approval of our stockholders and except as described below under “Adjustments”, the Administrator will not:
•	amend the 2022 Plan to increase the maximum number of shares issuable under the 2022 Plan;
•	materially modify the eligibility requirements for participation in the 2022 Plan; or
•	materially increase the benefits accruing to participants in the 2022 Plan.
Further, the Administrator is not permitted to amend the 2022 Plan in any manner that requires stockholder approval under the stock exchange listing requirements applicable to the Company, without receipt of such stockholder approval.
Dividends. No dividends may be paid to a plan participant with respect to an award prior to the vesting of such award. An award may provide for dividends or dividend equivalents to accrue on behalf of a participant as of each dividend payment date during the period between the date the award is granted and the date the award is exercised, vested, expired, credited or paid, and to be converted to vested cash or shares of our Common Stock at the same time and subject to the same vesting conditions that apply to the shares to which such dividends or dividend equivalents relate.
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Adjustments. The Administrator will make certain adjustments to the 2022 Plan and to the outstanding awards under the 2022 Plan in the event of any stock split, extraordinary dividend, recapitalization, combination of shares, exchange of shares, spin-off or other change affecting the outstanding shares as a class without the Company’s receipt of consideration. In the event of such a change, appropriate adjustments will be made to:
•	the maximum number and/or class of securities issuable under the 2022 Plan;
•	the maximum number and/or class of securities for which any participant may be granted awards under the terms of the 2022 Plan or that may be granted generally under the terms of the 2022 Plan; and
•	the number and/or class of securities and price per share in effect under each outstanding award.
Any such adjustments to the outstanding awards will generally be effected in a manner as to preclude the enlargement or dilution of rights and benefits under such awards.
Change of Control. Unless otherwise provided in the applicable award agreement or other agreement between the Company and the participant, in the event of a Change of Control (as defined in the 2022 Plan) in which the participant’s awards are not converted, assumed, or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then such awards will automatically vest and become fully exercisable and all forfeiture restrictions on such awards will lapse immediately prior to the Change of Control and, following the consummation of such a Change of Control, all such awards will terminate and cease to be outstanding.
Compliance with Section 409A of the Internal Revenue Code. To the extent applicable, it is intended that the 2022 Plan and any grants made under the 2022 Plan will comply with or be exempt from the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) of the Code do not apply to the participants. The 2022 Plan and any grants made thereunder are administered and interpreted in a manner consistent with this intent.
Transferability. In general, awards granted under the 2022 Plan may not be transferred in any manner other than by will or by the laws of descent and distribution. Awards may be transferred to family members through a gift or domestic relations order.
Withholding taxes. The Company or any affiliate of the Company, as appropriate, may deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state and local taxes and any taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) required by law to be withheld with respect to any taxable event concerning a participant arising as a result of the 2022 Plan. In addition, the Company or any affiliate of the Company may take any action as may be necessary in its opinion to satisfy withholding obligations for the payment of taxes by any means authorized by the Administrator. No shares will be delivered under the 2022 Plan to any participant or other person until the participant or such other person has made arrangements acceptable to the Administrator for the satisfaction of applicable tax obligations arising as a result of awards made under the 2022 Plan.
U.S. Federal Income Tax Consequences
The following is a summary of certain federal income tax consequences of awards to be made under the 2022 Plan based upon the laws in effect as of the date of this proxy statement. The discussion is general in nature and does not take into account a number of considerations which may apply in light of individual circumstances under the 2022 Plan. Income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.
NQSOs. A participant will not recognize taxable income when an NQSO is granted and we will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) upon the exercise of NQSO equal to the excess of the fair market value of the shares of Nextracker common stock purchased over their exercise price and we generally will be entitled to a corresponding deduction.
ISOs. An award holder will not recognize taxable income when an ISO is granted. An award holder will not recognize taxable income (except for purposes of the alternative minimum tax) upon the exercise of an ISO. If the award holder does not sell or otherwise
Nextracker Inc. 39 2024 Proxy Statement

dispose of the shares of Nextracker common stock acquired upon the exercise of an ISO within two (2) years from the date the ISO was granted or within one (1) year from the date the award holder acquired the shares of Nextracker common stock, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss and we will not be entitled to any deduction. If, however, the shares of Nextracker common stock acquired are disposed of within such two (2) or one (1) year periods, then in the year of such disposition the award holder will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price and we generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the shares of Nextracker common stock acquired on the exercise date will be treated as capital gain.
SARs. An award holder will not recognize taxable income when a SAR is granted and we will not be entitled to a tax deduction at such time. Upon vesting of a SAR, no taxable income is recognized. However, upon exercise, the participant will recognize ordinary income (and subject to income tax withholding in the case of employees) equal to the cash received or the difference between the fair market value of any shares of Nextracker common stock received and the exercise price. We generally will be entitled to a corresponding deduction.
Restricted Stock. An award holder will not recognize taxable income when an award of restricted stock is granted and we will not be entitled to a tax deduction at such time, unless the award holder makes an election under Section 83(b) of the Code, to be taxed at grant. If such an election is made, the award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at the time of the grant equal to the fair market value of the shares of restricted stock at such time. If such an election is not made, the award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the fair market value of the shares of restricted stock at such time. We are entitled to a corresponding deduction at the time ordinary income is recognized by the award holder. In addition, dividends credited prior to vesting to shares of restricted stock for which the above-described election has not been made will be compensation taxable as ordinary income (and subject to income tax withholding in the case of employees), rather than as dividend income, and we will be entitled to a corresponding deduction.
RSUs. An award holder will not recognize taxable income when RSUs are granted and we will not be entitled to a tax deduction at such time. An award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) at vesting in an amount equal to the fair market value of any shares of Nextracker common stock delivered (and the amount of cash paid by us (if any)) and we will be entitled to a corresponding deduction.
PSUs. An award holder will not recognize taxable income when PSUs are granted with specific performance goals that must be achieved over a defined period. An award holder does not recognize taxable income at the time PSUs are granted, and we are not entitled to a tax deduction at that time. Instead, the award holder will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of employees) when the PSUs vest. The vesting occurs upon the achievement of the specified performance goals and the completion of any required service period. The amount of taxable income recognized by the award holder at vesting is equal to the fair market value of any shares of Nextracker common stock delivered (and the amount of cash paid by us, if any). At this point, we will be entitled to a corresponding tax deduction for the same amount.
Section 162(m). Under Section 162(m) of the Code, compensation (including compensation under the 2022 Plan) in any calendar year in excess of $1 million for any individual who serves as a named executive in 2017 or thereafter will not be deductible, unless such compensation is grandfathered under the Tax Cuts and Jobs Act of 2017.
The foregoing general tax discussion is intended for the information of stockholders in connection with considering how to vote with respect to the Proposal and not as tax guidance to individuals who receive awards under the 2022 Plan. Holders of awards under the 2022 Plan are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the 2022 Plan.
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Registration with the SEC
If the stockholders approve this proposal, we will file with the SEC, as soon as reasonably practicable after such approval, a registration statement on Form S-8 relating to the additional shares available for issuance under the 2022 Plan.
New Plan Benefits
Future grants under the 2022 Plan will be made at the discretion of the plan administrator and, accordingly, are not yet determinable. In addition, benefits under the 2022 Plan will depend on a number of factors, including the fair market value of our common stock on future dates and the exercise decisions made by participants. Consequently, at this time, it is not possible to determine the future benefits that might be received by participants receiving discretionary grants under the 2022 Plan.
Equity Compensation Plan Information
The following table presents certain information with respect to our equity compensation plans as of March 31, 2024, as required by Item 201(d) of Regulation S-K under the Exchange Act.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted- average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by stockholders	3,425,276	25.87	3,106,347
Equity compensation plans not approved by stockholders	—	—	—
Total	3,425,276	25.87	3,106,347
Vote Required
The affirmative vote of a majority of the shares (by voting power) present in person at the Annual Meeting or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment to the 2022 Plan.
Board Recommendation
The Board recommends a vote “FOR” the approval of the amendment and restatement of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan to increase the number of shares authorized for issuance thereunder by 11,100,000 shares
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Executive Officers
The following table sets forth certain information concerning our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Daniel Shugar	61	Chief Executive Officer & Director
Charles Boynton	56	Chief Financial Officer
Howard Wenger	64	President & Director
Bruce Ledesma	56	President, Strategy & Administration
David Bennett	54	Chief Accounting Officer
Nicholas (Marco) Miller	55	Chief Operating Officer
Léah Schlesinger	60	General Counsel, Chief Ethics and Compliance Officer & Secretary
There are no family relationships between any of our directors and any of our executive officers.
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Mr. Shugar’s and Mr. Wenger’s biographies can be found under the section titled “Proposal No. 1: Election of Directors—Director Nominees” with the biographies of the other members of the Board. Biographies for our other executive officers are below.
Charles Boynton Chief Financial Officer Age: 56
Charles Boynton has served as our Chief Financial Officer since May 2024. Prior to becoming our Chief Financial Officer, Mr. Boynton served on our Board of Directors, including as chair of our Audit Committee, from February 2023 through March 2024. He also previously served as the Chief Financial Officer of Logitech, a digital product company founded in Lausanne, Switzerland, from February 2023 through March 2024. Prior to joining Logitech, Mr. Boynton served as the Executive Vice President and Chief Financial Officer of Plantronics Inc. also known as Poly, Inc., a global business and consumer audio and video communications company (acquired by HP Inc. in October 2022). Mr. Boynton previously served as Executive Vice President and Chief Financial Officer of SunPower Corporation, a global vertically integrated solar company, from March 2012 to May 2018, continuing as an Executive Vice President until July 2018, and as Vice President of Corporate Finance and Corporate Development from June 2010 to March 2012. Mr. Boynton served as the Chief Executive Officer and Chairman of the Board of 8point3 Energy Partners, an owner / operator of solar energy generation projects, from March 2015 to June 2018 (acquired by Capital Dynamics in July 2018). Mr. Boynton served as the Chief Financial Officer of ServiceSource International, Inc., a global outsourced, customer success and growth solutions company, from April 2008 to May 2010. From March 2004 to April 2008, Mr. Boynton served as the Chief Financial Officer at Intelliden, a software company (acquired by IBM in January 2010). Prior to that, Mr. Boynton held key financial positions at Commerce One, Inc., Kraft Foods, Inc. and Grant Thornton, LLP.
Mr. Boynton was a certified public accountant, State of Illinois, and a Member FEI, Silicon Valley Chapter. Mr. Boynton received his Bachelor of Science in Accounting from Indiana University’s Kelley School of Business and his Master of Business Administration from Northwestern University’s Kellogg School of Management.

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Bruce Ledesma President, Strategy & Administration Age: 56
Bruce Ledesma has served as our President, Strategy and Administration since May 2023 and previously as our President, Strategy, Software and Administration since March 2022. Mr. Ledesma served as President of Nextracker from May 2019 to February 2022. Mr. Ledesma previously served as Executive Vice President, Corporate Development of Solar Mosaic, Inc., a fintech company financing residential solar and home improvement projects, from May 2016 to May 2019, and as its Chief Operating Officer from July 2014 to May 2016. Mr. Ledesma was the co-founder of Roble Capital, LLC, a private investment fund, and served as its Chief Operating Officer from June 2013 to July 2014. He served as General Counsel and Corporate Secretary of SunPower Corporation, a global solar panel and technology manufacturer and solar system provider, from January 2007 to March 2012. From 2005 to 2007, Mr. Ledesma served as General Counsel of PowerLight Corporation, a commercial and utility scale solar system integrator. From 1998 to 2004, Mr. Ledesma held various legal and executive positions with Barra, Inc., a software financial risk management company. From 1993 to 1998, Mr. Ledesma practiced as a corporate attorney for Latham & Watkins LLP.
MR. LEDESMA holds a Bachelor of Arts degree in Economics from Stanford University and Juris Doctor degree from Harvard Law School.

David Bennett Chief Accounting Officer Age: 54
David Bennett has served as Chief Accounting Officer of Nextracker since May 2024 and prior to that as our Chief Financial Officer from June 2021. Prior to that, Mr. Bennett served as Principal Accounting Officer of Flex Ltd. (“Flex”) since July 2013 and has held positions of increasing responsibility since joining Flex in 2005, including Senior Vice President, Finance from 2014 to 2021, Vice President, Finance from 2009 to 2014 and Corporate Controller from 2011 to 2013. Prior to joining Flex, he was a Senior Manager at Deloitte and Touche LLP from 1992 to 2005.
Mr. Bennett is a certified public accountant (inactive) in the State of Colorado and earned a Bachelor of Arts degree in Business and Administration with an emphasis in Accounting and Finance from the University of Colorado, Boulder, Leeds School of Business.

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Nicholas (Marco) Miller Chief Operating Officer Age: 55
Nicholas (Marco) Miller is a co-founder of Nextracker and has served as its Chief Operating Officer since March 2021, its Senior Vice President, Global Operations from August 2017 to March 2021, and its Vice President of Operations from December 2013 to August 2017. From August 2011 to December 2013, he was the Senior Director of Customer Care at Solaria Corporation, a solar panel manufacturing company. He held senior management roles at SunPower Corporation, a global solar panel and technology manufacturer and solar system provider, in Geneva, Switzerland from 2007 to 2011, where he managed all utility solar construction projects in the Europe, Middle East and Africa regions. Prior to that, Mr. Miller worked at PowerLight Corporation, a commercial and utility scale solar system integrator, from 2001 to 2006, where he held various project management roles in solar construction.
Mr. Miller holds a Bachelor of Arts degree in English from McGill University.

Léah Schlesinger General Counsel, Chief Ethics and Compliance Officer & Secretary Age: 60
Léah Schlesinger has served as our General Counsel, Chief Ethics and Compliance Officer and Secretary since February 2023. Ms. Schlesinger served as General Counsel of Nextracker since April 2019 and as Vice President, Corporate Legal of Flex from March 2015 to April 2022. Ms. Schlesinger has spent two decades advising global corporations and mid-size companies, with an emphasis on mergers and acquisitions, corporate governance and antitrust. Prior to joining Flex, Ms. Schlesinger was a Partner at Grant Law, a boutique law firm advising investors and entrepreneurs, from 2010 to 2012. From 2007 to 2009, Ms. Schlesinger was Counsel at Borden Ladner Gervais LLP in Toronto, in the Securities and Capital Markets group. From 1992 to 2001, Ms. Schlesinger practiced at Skadden, Arps, Slate, Meagher & Flom LLP, where she focused primarily on mergers and acquisitions. Prior to her legal career, Ms. Schlesinger was an Economist in the Macroeconomics group of Data Resources, Inc., an econometrics firm, from 1986 to 1989.
Ms. Schlesinger holds a Bachelor of Arts degree in Economics from the University of Chicago and a Juris Doctor degree from the University of Chicago Law School.

Nextracker Inc. 45 2024 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes our executive compensation philosophy, process and objectives and the elements of our fiscal year 2024 (“FY24”) compensation program for our named executive officers (“NEOs”) and gives the context for understanding and evaluating the compensation information contained in the tables and related disclosures that follow. Our NEOs for FY24 are as follows:
Name	Position
Daniel Shugar	Chief Executive Officer (“CEO”)
David Bennett(1)	Former Chief Financial Officer and Chief Accounting Officer
Howard Wenger	President
Bruce Ledesma	President - Strategy & Administration
Nicholas (Marco) Miller	Chief Operating Officer
(1)
Mr. Bennett ceased serving as Chief Financial Officer effective as of May 29, 2024 upon Charles Boynton’s appointment to such role, but Mr. Bennett continues to remain an employee of Nextracker as its Chief Accounting Officer.

FY24 Financial and Business Highlights
We had another exceptionally strong year in FY24, as we saw record revenue and profits as highlighted below:
•	FY24 Revenue – $2.5 billion (31% year-over-year growth)
•	FY24 GAAP Net Income - $496.2 million (309% year-over-year growth)
•	FY24 Adjusted EBITDA* - $521 million (150% year-over-year growth)
•	FY24 GAAP Net Cash Provided by Operating Activities – $429 million
•	FY24 Adjusted Free Cash Flow*: $427 million
*
“Adjusted EBITDA” and “adjusted free cash flow” are non-GAAP financial measures. See Appendix A of this Proxy Statement for definitions of these non-GAAP measures and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

This CD&A primarily addresses the material elements of our FY24 compensation programs and policies, including our overall compensation philosophy and program objectives.
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Our Compensation Philosophy
Overview
Our compensation philosophy is driven by our pay-for-performance culture, which incentivizes the achievement of a balanced set of performance objectives with respect to Nextracker through the implementation of the following objectives:

Drive business success
Our executive compensation program is designed to drive our success as a market leader in intelligent, integrated solar tracker and software solutions used in utility-scale and distributed generation solar projects around the world.

Pay meaningfully aligned to performance
Nextracker’s compensation program is designed to tie actual pay for our NEOs to Nextracker’s performance against rigorous short-term and long-term performance objectives. This pay-for-performance compensation philosophy aims to create stockholder value, where above-target performance should be rewarded when achieved, and below-target performance should lead to reduced compensation, including zero payouts when performance thresholds are not met.

Attract, retain and motivate superior talent
Our compensation program is intended to be competitive in order to attract, retain and motivate a high-caliber and responsible leadership team. A key objective of the compensation program is to provide competitive compensation opportunities based on the achievement of performance objectives, while balancing the need to avoid excessive or inappropriate risk-taking and maintaining an appropriate cost structure.

Aligning compensation with stockholder interests
Equity awards with multi-year vesting and performance requirements, along with rigorous stock ownership guidelines, help align our NEOs’ compensation with the creation of long-term stockholder return and align the interests of our executive officers with our stockholders.

Peer group analysis	Peer group data is used as a guide for compensation decisions, but this data does not form the sole basis for its compensation program.
To ensure that our executive compensation program aligns the interests of our NEOs with those of our stockholders, we utilize performance metrics for both our short-term and long-term incentive programs that are key drivers for stockholder value. We also ensure that a substantial portion of performance-based compensation is delivered through equity awards.
Prior to fiscal year 2023 (“FY23”), our NEOs generally received equity awards under Flex Ltd.’s (“Flex”) long-term equity incentive program. In FY23, in connection with our initial public offering, we implemented our long-term equity incentive program (described in more detail below), and our NEOs no longer received any additional long-term equity awards under Flex’s long-term equity incentive program. All outstanding equity awards that any of our NEOs held pursuant to Flex’s long-term equity incentive program were converted into corresponding equity awards pursuant to our long-term equity incentive program in connection with our spin-off from Flex in January 2024.
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Executive Compensation Philosophy
Our Compensation & People Committee (“C&P Committee”) oversees our executive compensation program based on the following philosophy and guiding principles.
Element	Overview
Pay level	Pay is regularly benchmarked against a set of industry peers to ensure it remains competitive and equitable.
Base salaries and target cash compensation are competitively positioned for executives.
Pay levels determined in order to attract and retain superior leaders in a highly competitive market for talent.
Substantial emphasis on at-risk compensation	Emphasis on performance-contingent, long-term equity-based incentive compensation over fixed compensation.
Programs are designed to link actual pay to the achievement of pre-determined performance goals that create stockholder value and align with our stockholders’ interests.
100% of at-risk compensation is based on achievement of incentive outcomes against pre-determined performance metrics.
Focus on long-term performance	While measurement of short-term results maintains day-to-day focus, our compensation philosophy is also built on the premise that stockholder value is built over the long term.
We require our NEOs to own a significant amount of Nextracker’s common stock to ensure a continued link between the interests of our NEOs and our stockholders.
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Our Executive Compensation Program Reflects Good Governance Practices
Our C&P Committee designed our FY24 compensation program to be consistent with leading corporate governance and executive compensation practices:
What We Do
At risk pay
We deliver a significant portion of executive compensation through variable, at-risk compensation, including annual bonuses subject to rigorous performance requirements and long-term equity incentive awards to align interests with our stockholders.

Capped payouts
We set maximum award levels under our annual and long-term incentive program, with award payouts capped at 200% for annual incentive compensation and 300% for long-term performance-based compensation. We cap payouts under these variable incentive plans to discourage excessive or inappropriate risk taking by our NEOs.

Peer group
We review peer group compensation information regularly to ensure that our executive compensation program is competitively aligned with market practices and reevaluate the peer group annually to ensure it reflects our business.

Ownership guidelines	We maintain robust stock ownership guidelines that reinforce the alignment of NEO and stockholder interests.
Clawback policy
We maintain a clawback policy which mandates recoupment of officers' incentive-based compensation in case of an accounting restatement due to U.S. securities law noncompliance under Rule 10D-1 of the Dodd-Frank Act. A more detailed summary of Nextracker’s clawback policy can be found on page 61.

Double-trigger acceleration	We only provide for “double-trigger” change-in-control payments and benefits for our executive officers.
Independent compensation consultant	Our C&P Committee has engaged Meridian Compensation Partners, LLC (“Meridian”), an independent compensation consultant, to provide advice on our executive and director compensation matters.
Annual review	Our C&P Committee conducts an annual review of our compensation strategy and practices with an extensive risk assessment.
Say-on-pay	We hold an annual say-on-pay vote.
Stockholder engagement	We are committed to maintaining ongoing dialogue with our investors to discuss matters of importance to them and to obtain feedback on our compensation program.
Minimum vesting	We require one-year minimum vesting on all stock award grants to employees, with very limited exceptions.
What We Don’t Do
No minimum payouts	Our compensation plans do not have minimum guaranteed payout levels.
No automatic or guaranteed compensation increases	We do not provide for automatic salary increases or increases in target short- or long-term incentive awards.
No hedging, pledging or short sales
We do not permit our executive officers or directors to hedge or short-sell Nextracker securities. Additionally, our executive officers and directors are prohibited from pledging Nextracker securities against other debt.

No excise tax gross-ups	We do not provide any gross-up for any excise tax payable by an executive officer under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended (the “Code”).
No excessive severance	We do not provide excessive severance payments.
No repricing	We do not permit the repricing or cash-out of stock options or stock appreciation rights without stockholder approval.
Say-On-Pay and Stockholder Engagement
At our 2023 annual meeting of stockholders, we held a non-binding advisory vote with respect to the compensation of our NEOs (commonly referred to as a “say-on-pay” vote). Approximately 98.1% of the votes cast (excluding abstentions) voted in favor of our executive compensation program.
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In addition to our annual “say-on-pay” vote, the C&P Committee is committed to ongoing engagement with our stockholders to gain valuable insight into the issues that matter most to them and to enable Nextracker to address them effectively. We routinely interact and communicate with stockholders through a number of forums, including through investor meetings and conferences. During FY24, we reached out to 65% of our top 20 stockholders, and ultimately engaged with 235 reported stockholders, who represented in the aggregate over 55.2% of our outstanding capital stock. In these meetings, we discussed matters such as Nextracker’s prospects, business model, corporate governance, and executive compensation programs, plan design, and goal setting. Following these meetings, we shared stockholder feedback and trends and developments about corporate governance matters with our Board.
At Nextracker, we have an open line of communication with our stockholders and investors and continue to engage with them for feedback on our programs.
Compensation-setting process and FY24 executive compensation
Overview - Compensation Components
As further described below, for FY24, Nextracker’s executive compensation program was primarily comprised of base salary, short-term incentive compensation under our incentive bonus plan (as described below) and our long-term incentive compensation under the LTIP (as defined below).
FY24 Compensation Component	Form of Compensation	Performance Period	Metrics and Performance Criteria	More Information
Base Salary	Cash	Annual	NEO base salary changes reviewed annually by CEO (or C&P Committee for CEO changes)	Page 52
Short-Term Incentive Plan	Cash	Annual	FY24 Revenue, Adjusted EBITDA, and Adjusted Free Cash Flow	Page 53
Long-Term Incentive Plan	Performance Stock Units (PSUs)	1-year and 3-year measurement periods	FY24 Revenue, FY24 Adjusted EBITDA with three-year rTSR along with service and time-based vesting	Page 55
	Restricted Stock Units (RSUs)	Vest annually over three years	Service and time-based vesting	Page 57
	Stock Options	Vest at the end of three years	Service and time-based vesting	Page 57
Compensation-Setting Process
The C&P Committee’s Role
Our C&P Committee, which is comprised entirely of independent directors, is responsible for implementing, monitoring and evaluating our executive compensation philosophy and objectives and oversees the compensation program for our NEOs. Further, our C&P Committee reviews and approves, or recommends to the independent directors of the Board for approval, all components of executive pay and reports its decisions to the Board, and otherwise reviews and approves matters related to executive compensation on an as-needed basis.
The C&P Committee’s responsibilities and authority are described fully in the C&P Committee’s charter, which is available on our website https://investors.nextracker.com/governance/governance/default.aspx.
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The C&P Committee and Management’s Involvement
Our CEO makes recommendations to our C&P Committee for changes to base salary, annual incentive awards and equity grants for our NEOs (other than our CEO, whose compensation is determined solely by our C&P Committee and the Board). Our Chief Human Resources Officer also provides recommendations to the C&P Committee on other elements of our compensation program for senior executives, including, for example, the design and metrics under our annual and long-term programs.
The C&P Committee and its Independent Compensation Consultant
Our C&P Committee engaged the services of Meridian as the independent compensation consultant for the C&P Committee for FY24 to provide advice on executive compensation matters. Meridian did not provide any other services to Nextracker or its management.
The C&P Committee regularly reviews, no less than annually, the independence of its compensation consultant in accordance with SEC and Nasdaq requirements. At this time, the C&P Committee has determined that no conflict of interest exists for our compensation consultant.
Nextracker compensation benchmarks and Peer Group
The C&P Committee develops, determines and adjusts compensation benchmarks and the peer group with respect to Nextracker (the “Peer Group”). The C&P Committee reviews the Peer Group on an annual basis, with input from Meridian, and the Peer Group may be adjusted from time to time based on, among other factors, a comparison of revenues, market capitalization, industry, peer group performance, merger and acquisition activity and stockholder input. Based on the advice of Meridian, the following companies were designated as the Peer Group with respect to our compensation program for FY24:
Array Technologies, Inc. ARRY Dropbox, Inc. DBX Enersys ENS Enphase Energy, Inc. ENPH F5, Inc. FFIV	First Solar, Inc. FSLR Fluence Energy, Inc. FLNC Juniper Networks, Inc. JNPR Keysight Technologies, Inc. KEYS National Instruments Corporation NATI	NetApp, Inc. NTAP Okta, Inc. OKTA Pure Storage, Inc. PSTG Resideo Technologies, Inc. REZI Skyworks Solutions, Inc. SWKS	SolarEdge Technologies, Inc. SEDG Sunnova Energy International Inc. NOVA SunPower Corporation SPWR Sunrun Inc. RUN Trimble Inc. TRMB
The C&P Committee considers the compensation provided by our Peer Group in order to provide insight into market competitive pay programs, levels and practices. In addition, the C&P Committee also reviews standardized surveys of large technology and manufacturing firms to evaluate the competitiveness of Nextracker’s compensation programs in the context of general compensation practices.
Appropriate Pay Mix
Our FY24 compensation philosophy is designed around “pay-for-performance” so that a significant portion of our NEOs’ total target direct compensation is “at-risk.” In determining the mix of the various reward elements and the value of each component, the C&P Committee considered the executive’s role, the competitiveness of the market for executive talent, company performance, individual performance, internal pay equity, historical compensation and retention concerns. Executive officers generally have a greater portion of their compensation at risk through short- and long-term incentive programs than the rest of our employee population because of their relatively greater responsibility and ability to influence Nextracker’s performance.
Nextracker Inc. 51 2024 Proxy Statement

As illustrated by the following charts, for FY24, approximately 96% of our current CEO’s annual target total direct compensation was at-risk and on average approximately 94% of our other NEOs’ annual target total direct compensation opportunity was at-risk.

The STIP is reflected at target and does not reflect the actual payout. PSUs, RSUs and stock options are reflected at their target grant date fair value.
Base salary
The following table sets forth the base salaries of our NEOs with respect to FY24. No adjustments were made to the base salaries of the NEOs for FY24.
Name and title	FY24 Base Salary	Base Salary at March 31, 2023
Daniel Shugar Chief Executive Officer	$863,000	$863,000
David Bennett Former Chief Financial Officer and Chief Accounting Officer	$470,000	$470,000
Howard Wenger President	$505,000	$505,000
Bruce Ledesma President – Strategy & Administration	$505,000	$505,000
Nicholas (Marco) Miller Chief Operating Officer	$400,000	$400,000
Base salary levels are intended to reflect competitive market data, individual performance and promotions or changes in responsibilities.
Nextracker Inc. 52 2024 Proxy Statement

Short-term Incentive Plan
For FY24, short-term incentive bonuses for our NEOs were earned pursuant to the Nextracker short-term incentive plan (the “STIP”) based on achievement of financial and operating performance objectives, as well as individual performance objectives, when applicable.
The performance objectives for our NEOs under the STIP for FY24 were as follows (weighted by percentage):
•	Nextracker-specific revenue (40%);
•	Nextracker-specific adjusted EBITDA (40%);
•	Nextracker-specific adjusted free cash flow (20%); and
•	Individual performance factor (adjusts bonus payout by 0%—100%).

The following table summarizes the key features of our FY24 STIP.
Feature	Component	Objectives
Performance targets	Based on key financial, strategic and operating metrics for Nextracker on a quarterly basis during the fiscal year	Aligns executive incentives with performance Rewards achievement of short-term objectives
Performance measures
Financial metrics relating to revenue, adjusted EBITDA and adjusted free cash flow with respect to Nextracker

Individual performance factors relating to company strategic and operating goals such as product improvements, customer satisfaction, strategic sales initiatives, employee-related initiatives, U.S. manufacturing, operational efficiency and execution initiatives, and new business and forecasting processes and improvements

Emphasizes pay-for-performance by linking individual compensation to performance on metrics that help drive stockholder value

Promotes accountability by tying payout to achievement of minimum performance threshold

Bonus payments
Based on achievement of financial, strategic and operating performance metrics

Target bonus opportunities set at percentage of base salary (without adjustment for the Voluntary Salary Reduction), based on the executive’s level of responsibility and depending on the executive

Bonuses that can be earned range from 0% of target to a maximum of 200% of target

No payout awarded for any measure where threshold performance was not achieved

Reflects the emphasis on pay-for-performance by linking individual compensation to performance

Encourages accountability by conditioning bonus payments on the achievement of at least the minimum performance threshold

As noted above, the STIP included an individual performance factor for FY24 that also affects the individual funding of each of our NEOs’ bonus. Under this component, each NEO’s individual performance is measured based on a variety of quantitative and
Nextracker Inc. 53 2024 Proxy Statement

qualitative measures designed to measure progress, and drives achievement of various confidential strategic and operating objectives. This individual measure was scored on a scale of 0-100% and the resulting percentage was then multiplied against the aggregate eligible bonus amounts derived from achievement of the applicable revenue, adjusted EBITDA and adjusted free cash flow performance metrics. The individual performance metrics were the same for each NEO in FY24, and the C&P Committee determined that this amount was 100% for FY24.
Incentive payouts for NEOs under the STIP
Performance targets for FY24 were determined based on approved financial and strategic plans. With respect to our NEOs, performance targets were based on Nextracker financial measures and quarterly company milestone objectives. For each financial metric, no payout would be made if an applicable threshold performance level was not achieved. Maximum payout levels for such metrics were tied to “stretch” levels of performance. As noted above, payouts are also increased or decreased upon achievement or non-achievement, respectively, of certain pre-established strategic and operating objectives during FY24. Taking into account these increases and decreases, the combined actual weighted payout (as a percentage of target performance) is set forth in the following chart with respect to the applicable revenue, adjusted EBITDA, and adjusted free cash flow performance metrics:
FY24 STIP Results
(in millions, except percentages)	Weight	Threshold Performance Level	Target Performance Level	Maximum Performance Level	Actual Performance Achievement	Actual Performance Achievement	Weighted Performance Achievement
Revenue	40%	$1,971	$2,190	$2,409	$2,500	114%	80%
Adjusted EBITDA	40%	$257	$285	$314	$521	183%	80%
Adjusted Free Cash Flow	20%	$128	$142	$156	$427	301%	40%
Total weighted performance achievement with respect to such financial metrics resulted in gross achievement of 200% relative to target performance.
We used adjusted non-GAAP performance measures (i.e., adjusted EBITDA and adjusted free cash flow) for purposes of our incentive bonus plan in FY24. See Appendix A for definitions of adjusted EBITDA (with respect to the adjusted EBITDA performance metric) and adjusted free cash flow (with respect to the adjusted free cash flow performance metric) and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.
For purposes of calculating performance under the FY24 STIP, we may exclude from the calculation of performance extraordinary items or events that would have had an unanticipated impact, corporate transactions (including acquisitions or dispositions) and other unusual or nonrecurring items (i.e., as and when applicable, although no such items or events were applied for FY24).
Nextracker Inc. 54 2024 Proxy Statement

Target and final short-term incentive awards for FY24
For FY24, the aggregate short-term incentive payouts for our NEOs, after adjustment for individual performance, were as follows:
Name	FY24 short-term incentive plan target (potential bonus as a percentage of base salary)	FY24 short-term incentive plan target (potential bonus expressed as a dollar amount)	FY24 short-term incentive plan actual bonus ($)	FY24 actual short-term incentive plan bonus (as a percentage of full year target bonus)
Daniel Shugar	135%	$1,165,050	$2,294,250	200%
David Bennett	80%	$376,000	$738,521	200%
Howard Wenger	80%	$404,000	$795,503	200%
Bruce Ledesma	80%	$404,000	$794,443	200%
Nicholas (Marco) Miller	65%	$260,000	$509,074	200%
Bonus payments were made in a single installment after the close of FY24.
Long-term incentive compensation
Our long-term incentive compensation program consists of a mix of RSUs, PSUs and stock options granted under the 2022 Plan (the “LTIP”), which was put in place at our IPO. Prior to the implementation of our LTIP, long-term incentives with respect to our NEOs were provided through Flex’s long-term incentive program. Our NEOs did not receive any equity awards under Flex’s long-term incentive compensation beginning in FY23. In connection with Nextracker’s spin-off from Flex in January 2024, outstanding Flex equity awards held by our NEOs were converted to corresponding Nextracker equity awards under our LTIP with the same terms as originally applied to Flex awards.
In FY24, our NEOs received grants of RSUs, PSUs and stock option awards under our LTIP as an incentive to maximize our long-term performance and drive value creation for our stockholders. These long-term incentives are designed to align the interests of the NEOs with those of our stockholders and to give each NEO a significant incentive to manage Nextracker from the perspective of an owner with a direct stake in the business. Long-term equity awards are also intended to promote retention, as unvested awards are forfeited if an executive voluntarily leaves Nextracker.
Performance stock unit awards – FY24
PSUs provide for vesting upon the attainment of the applicable performance criteria, generally subject to the NEO’s continuous service until the applicable vesting date. The PSUs granted in FY24 provide for (i) a one-year measurement period (April 1, 2023 – March 31, 2024) for financial metrics (as described below) and (ii) a cumulative three-year relative TSR modifier (“rTSR”). PSUs remain subject to a service-based vesting requirement through the completion of the entire performance period, and vest on the third anniversary of the grant date. Subject to satisfying such service-based vesting requirement, the number of PSUs that vest is based on the extent to which the relevant performance criteria is attained. Payouts are made in shares. Before the PSUs vest, the holder has no ownership rights in the shares and is not entitled to dividends or dividend equivalents. PSUs granted in FY24 vest between 0% and 300% of target.
With respect to the PSUs granted in FY24, (i) 50% of the performance criteria are based on Nextracker’s achievement of a revenue goal in FY24 and (ii) 50% of the performance criteria are based on Nextracker’s achievement of an adjusted EBITDA goal in FY24. In addition, the PSUs are subject to a three-year rTSR modifier based on the level of Nextracker's total shareholder return performance against that of our executive compensation peer group, with 0.75x applied for rTSR achievement at the 25th percentile, 1.0x applied
Nextracker Inc. 55 2024 Proxy Statement

for achievement at the 50th percentile and 1.5x applied for achievement at the 75th percentile (with linear interpolation applied). The financial metrics can each be earned between 0% and 200% of target and the rTSR modifier can adjust the payout levels under the financial component from 75% to 150% (for a maximum total payout of 300% of target).

Actual Company performance of the financial metrics for FY24 were as follows:
Measurement Period	Percent	Metric	Weight	100% Target ($m)	Actual Performance ($m)	Actual %	Weighted Achievement (%)
FY24 (4/1/2023 – 3/31/2024)	100%	FY24 Revenue	50%	$2,190	$2,500	114%	100%
		FY24 Adjusted EBITDA(1)	50%	$285	$521	183%	100%
(1)
This is a non-GAAP performance measure. See Appendix A for the definition of adjusted EBITDA (with respect to the adjusted EBITDA performance metric) and a reconciliation of this non-GAAP measure to the most comparable GAAP financial measure.

Based on the attainment of the applicable financial metrics (i.e., FY24 revenue and FY24 adjusted EBITDA) described above, the following PSUs have been earned and are eligible to vest at the end of three-year performance period in 2026, subject to satisfaction of the service requirement described above, and subject to further modification between 75%-150% based on the level of achievement of the three-year rTSR modifier, described above:
Name	Target number of PSUs for the measurement period (FY24) (# shares)	Target grant date fair value of PSUs for the measurement period (FY24) ($)	Number of initially earned PSUs for the measurement period (FY24) (# shares)
Daniel Shugar	142,912	7,792,991	285,824
David Bennett	63,516	3,463,527	127,032
Howard Wenger	76,220	4,156,277	152,440
Bruce Ledesma	50,813	2,770,833	101,626
Nicholas Miller	38,110	2,078,138	76,220
The target value of the PSUs is based on the weighted average grant date value per share of $54.53.
Nextracker Inc. 56 2024 Proxy Statement

Restricted stock unit awards – FY24
RSUs granted to our NEOs in FY24 vest in three annual installments on the first three anniversaries of the vesting commencement date of April 1, 2024 (30%, 30% and 40%, respectively), generally subject to the NEO’s continuous service until such vesting date. Payouts are made in shares, such that the value of an RSU increases or decreases based on share price performance from the grant date, further aligning the interests of the executive with long-term stockholder value creation. Before an RSU vests, the holder has no ownership rights in the shares and is not entitled to dividends or dividend equivalents. The table below sets forth the number of RSUs granted to our NEOs in FY24:
Name	Number of RSUs (FY24) (# shares)	Grant Date Fair Value of RSUs (FY24) ($)
Daniel Shugar	142,912	5,783,649
David Bennett	63,516	2,570,493
Howard Wenger	76,220	3,084,623
Bruce Ledesma	50,813	2,056,402
Nicholas Miller	38,110	1,542,332
Stock Option awards - FY24
Stock option awards granted to our NEOs in FY24 cliff vest on the third anniversary of the grant date, generally subject to the NEO’s continuous service until such vesting date. The stock option awards are not intended to be part of the ongoing long-term incentive plan mix, but are an interim vehicle used to enhance holdings and retentions following the spin-off from Flex. The exercise price for the shares underlying such stock option awards is equal to the closing price of a share as of the grant date. Upon exercise of a stock option award, payouts will be made in shares. Before a stock option award vests and is exercised, the holder has no ownership rights in the underlying shares and is not entitled to dividends or dividend equivalents.
The table below sets forth the number of stock options granted to our NEOs in FY24:
Name	Number of Stock Options (FY24) (# shares)	Grant Date Fair Value of Stock Options (FY24) ($)
Daniel Shugar	153,521	3,990,011
David Bennett	68,231	1,773,324
Howard Wenger	81,878	2,128,009
Bruce Ledesma	54,585	1,418,664
Nicholas Miller	40,939	1,064,005
Nextracker Inc. 57 2024 Proxy Statement

FY24 LTIP awards
The following table summarizes the long-term equity awards granted under the LTIP to our NEOs in FY24:
Name	Performance-based PSUs (# shares)	Target grant date fair value of PSUs for the measurement period (FY24) ($)	Service-based RSUs (# shares)	Grant Date Fair Value of RSUs (FY24) ($))	Stock Options (# shares)	Grant Date Fair Value of Stock Options (FY24) ($)
Daniel Shugar	142,912	7,792,991	142,912	5,783,649	153,521	3,990,011
David Bennett	63,516	3,463,527	63,516	2,570,493	68,231	1,773,324
Howard Wenger	76,220	4,156,277	76,220	3,084,623	81,878	2,128,009
Bruce Ledesma	50,813	2,770,833	50,813	2,056,402	54,585	1,418,664
Nicholas Miller	38,110	2,078,138	38,110	1,542,332	40,939	1,064,005
Performance stock units – Previously Granted FY23 PSUs
In FY23, each of our NEOs, received a grant of FY23 PSUs which provided for three distinct measurement periods over a three-year performance period with (i) 30% of the total target PSUs relating to the first measurement period (April 1, 2022 – March 31, 2023), (ii) 30% of the total target PSUs relating to the second measurement period (April 1, 2023 – March 31, 2024), and (iii) 40% of the total target PSUs relating to the third measurement period (April 1, 2024 – March 31, 2025). In FY23, the Company achieved performance at 159.8% of target, and therefore the first tranche of the FY23 PSUs were earned at 159.8% of target.
With respect to the second measurement period (i.e., FY24), (i) 50% of the performance criteria were based on the financial metrics of our annual STIP and (ii) 50% of the performance criteria relate to the percentile rank of our rTSR relative to the companies that generally comprise the MAC Global Solar Energy Stock Index (https://macsolarindex.com/stocks-in-the-index) as of April 1, 2023. As a result, performance achievement of 100% applied with respect to the second measurement period relative to target performance.
Measurement Period	Percent	Distribution of Metrics	Metric	Weight	Actual Performance	Actual Performance – gross achievement
FY24 (4/1/2023 – 3/31/2024)	50%	50%	FY24 Revenue	40%	114%	200% gross achievement
			FY24 Adjusted EBITDA	40%	183%
			FY24 Adjusted Free Cash Flow	20%	301%
	50%	50%	rTSR	100%	100%
FY25 (4/1/2024 – 3/31/2025)	50%	50%	FY25 annual short-term incentive cash bonus	100%	TBD	TBD
	50%	50%	rTSR	100%	TBD	TBD
Nextracker Inc. 58 2024 Proxy Statement

As described above, based on the attainment of the FY23 and FY24 PSUs with respect to the second measurement period (April 1, 2023 – March 31, 2024), the following FY23 and FY24 PSUs have been earned and are eligible to vest at the end of three-year performance period in 2025, subject to satisfaction of the service requirement described above and in addition to any remaining PSUs earned with respect to the Company’s performance in fiscal year 2025:
Name	Target number of PSUs for the second measurement period (FY24) (# shares)	Number of earned PSUs for the second measurement period (FY24) (# shares)
Daniel Shugar	39,893	79,786
David Bennett	11,607	23,214
Howard Wenger	24,642	49,284
Bruce Ledesma	24,642	49,284
Nicholas Miller	13,214	26,428
Deferred compensation awards
Prior to FY24, certain of our NEOs participated in Flex’s 2010 Deferred Compensation Plan (the “Flex 2010 Deferred Plan”), under which such NEOs were permitted to make deferrals of base salary and bonus amounts under the Flex 2010 Deferred Plan’s voluntary contribution component. The above NEOs ceased to actively participate in the Flex 2010 Deferred Plan at the end of calendar year 2022, although their accounts remain eligible to vest.
During FY24, Nextracker established the Nextracker Inc. Deferred Compensation Plan (the “NXT Deferred Compensation Plan”), a “frozen” inactive deferred compensation program, under which we honor the accruals under the Flex 2010 Deferred Plan, and the NEOs have permanently ceased to participate in the Flex 2010 Deferred Plan. Any account balances that were held in the Flex 2010 Deferred Plan were transferred to the NXT Deferred Compensation Plan in connection with the spin-off. No new employer or employee contributions were made during FY24 or will be made in the future to the NXT Deferred Compensation Plan.
Executive perquisites
We provide our NEOs with limited perquisites and other personal benefits that the C&P Committee believes are reasonable and consistent with our overall compensation program to better attract and retain superior employees for key positions. The C&P Committee periodically reviews the levels of perquisites and other personal benefits provided to our NEOs.
In FY24, Flex paid the premiums on executive long-term disability insurance for Messrs. Shugar, Bennett, Wenger and Ledesma through December 31, 2024. These benefits are quantified under the “All Other Compensation” column in the Summary Compensation Table.
401(k) Plan
In March 2023, Nextracker’s 401(k) Plan (the “401(k) Plan”) was established, at which time our employees (subject to our 401(k) Plan’s eligibility requirements) began participating in our 401(k) Plan and ceased further participation in Flex’s 401(k) plan. Our 401(k) Plan provides for regular matching contributions and discretionary matching contributions. For FY24, the amount of the matching 401(k) Plan contributions made by us to our NEOs are quantified under the “All Other Compensation” column in the Summary Compensation Table.
Nextracker Inc. 59 2024 Proxy Statement

Other benefits
In part of FY24, executives were eligible to participate in Flex’s welfare benefits program, including medical, dental, vision, group life, basic disability and accidental death and dismemberment insurance benefits, in each case on the same basis as other Flex employees, subject to applicable law. Following the spin-off in January 2024, we established a Nextracker welfare benefits program for our employees, at which time our employees, including our NEOs, began participating in such program (subject to such program’s eligibility requirements) and ceased further participation in Flex’s welfare benefits program.
Termination and change of control arrangements
Our NEOs do not have employment agreements with us nor did Nextracker have any severance plan or program in place for our NEOs as of March 31, 2024. Prior to our spin-off from Flex, our NEOs participated in severance plans relevant to employees of Flex. However, our NEOs’ participation in the Flex severance plans ceased in January 2024 in connection with the completion of our spin-off from Flex. In FY24, we began the process of establishing a cash-based severance benefits program for our employees, including our NEOs. We expect this plan to be adopted and implemented in FY25. For information regarding the treatment of outstanding equity awards held by our NEOs in connection with a change in control and/or termination of employment, see page 71.
Other Compensation Governance Practices
Key Compensation and Governance Policies
The following table summarizes the key compensation and governance polices applicable to our NEOs:
Policy	Overview	Material Features
Stock Ownership Guidelines	Promote stock ownership in Nextracker. More closely align the interests of our executive officers with those of our stockholders.
5x base salary for CEO and President.

2x base salary for other Executive Officers.

5 years from executive officer designation to comply.

Includes shares owned outright, excludes stock options and unvested PSUs.

As of May 1, 2024, all continuing NEOs have reached ownership requirements or have remaining time to do so.

Insider Trading and Trading Window Policy	Prohibit corporate insiders from taking advantage of material non-public information.
CEO and other NEOs are required to preclear any open market transactions with the General Counsel and are encouraged to use Rule 10b5-1 stock trading plans.
Prohibits the purchase or sale of securities while in possession of material non-public information.

Nextracker Inc. 60 2024 Proxy Statement

Policy	Overview	Material Features
Clawback Policy
In 2023, the Board adopted the Company’s Financial Restatement Compensation Recoupment Policy (the “Recoupment Clawback Policy”), under which the C&P Committee will, to the extent permitted by law, recoup any excess incentive compensation received by executive officers due to a financial restatement within three years of discovering the error, regardless of any detrimental conduct.

In 2023, the Board adopted the Recoupment Clawback Policy in accordance with Rule 10D-1. Under the Company’s Recoupment Clawback Policy, our C&P Committee will, to the extent permitted by law, recoup any incentive compensation (cash and equity) received by the Company’s executive officers in the event of a restatement of financial-based measures (regardless of whether detrimental conduct has occurred). In the case of a restatement of financial-based measures, the Board will reasonably promptly recover the amount by which the incentive compensation received exceeds the amount that would have been received if the error had not been made within the three years preceding the date on which the Board determines that the financial measure contains a material error.

Hedging and Pledging	Prohibited under the Insider Trading Policy	Under the Company’s Insider Trading and Trading Window Policy, all employees are prohibited from engaging in derivative or hedging transactions in Nextracker securities.
Compensation Risk Determination
Our C&P Committee assesses the potential risks relating to our compensation policies and practices for our employees, including those related to our executive compensation programs. Periodically, our C&P Committee reviews and discusses with management the relationship between Nextracker’s compensation policies and practices and its risk management, including the extent to which those policies and practices create risks for Nextracker, to ensure that such policies and practices support not only economic performance, but also compliance with our risk management objectives, and to ensure that they do not encourage excessive or unnecessary risk-taking and are not reasonably likely to have a material adverse effect on Nextracker. For our FY24 compensation programs, our C&P Committee determined that its compensation policies and practices appropriately comply with Nextracker’s risk management objectives and do not encourage excessive or unnecessary risk-taking.
Equity Grant Practices
We have the following practices regarding equity compensation grants:
•
The C&P Committee and/or our Board typically grant annual equity incentive awards to our NEOs during the first quarter of our fiscal year, at such time as the C&P Committee evaluates the compensation for its NEOs for the applicable fiscal year.

•	We do not strategically time long-term incentive awards in coordination with the release of material non-public information (“MNPI”) and have never had a practice of doing so.
•	We have never timed and do not plan to time the release of MNPI for the purpose of affecting the value of executive compensation.
•	Equity award accounting complies with GAAP in the United States and is transparently disclosed in our SEC filings.
Tax Considerations of Our Executive Compensation
Section 162(m) of the Code generally limits the tax deductibility of annual compensation paid by public companies for certain executive officers to $1 million.
Nextracker Inc. 61 2024 Proxy Statement

In the exercise of its business judgment, and in accordance with its compensation philosophy, the C&P Committee and the Board continue to have flexibility to award compensation that is not tax deductible if it determines that such award is in our stockholders’ best interests and is necessary to comply with contractual commitments, or to maintain flexibility needed to attract talent, promote retention or recognize and reward desired performance.
Accounting for Our Stock-Based Compensation
We account for stock-based payments, including grants under each of our equity compensation plans in accordance with the requirements of FASB ASC Topic 718.
Nextracker Inc. 62 2024 Proxy Statement

Compensation and People Committee Report
Our C&P Committee has reviewed and discussed the section titled “Compensation Discussion and Analysis” with management. Based on such review and discussion, our C&P Committee has recommended to the Board of Directors that the section titled “Compensation Discussion and Analysis” be included in this proxy statement and incorporated into Nextracker’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024.
Respectfully submitted by the members of the Compensation and People Committee of the Board of Directors:
The Compensation and People Committee
Willy Shih (Chair)
Julie Blunden
Jonathan Coslet
This report of the Compensation and People Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Nextracker Inc. 63 2024 Proxy Statement

Executive Compensation Tables
The following tables contain information regarding the compensation we provided to our NEOs during the years ended March 31, 2024, 2023 and 2022. A detailed description of the plans and programs under which these NEOs received the following compensation can be found in the section titled “Compensation Discussion and Analysis” of this Proxy Statement. Additional information about these plans and programs is included in the additional tables and discussions that follow the Summary Compensation Table.
Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)(2)	Share Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Daniel Shugar Chief Executive Officer	2024	849,722		13,576,640	3,990,011	2,294,250	—	14,967	20,725,590
	2023	460,625	—	5,773,029	2,512,800	324,772	7,582	100,048	9,178,856
	2022	415,000	—	549,985	—	110,992	47	117,105	1,193,129
David Bennett Chief Accounting Officer, former Chief Financial Officer	2024	461,576	—	6,034,020	1,773,324	738,521	—	14,431	9,021,872
	2023	425,950	—	1,679,690	750,541	301,000	—	146,092	3,303,273
	2022	429,000	—	425,000	—	299,195	45,897	170,986	1,370,078
Howard Wenger President	2024	497,189	—	7,240,900	2,128,009	795,503	—	1,836	10,663,437
	2023	400,000	—	3,566,162	1,561,120	275,815	2,399	109,820	5,915,316
	2022	58,333	—	—	—	19,602	—	42	77,977
Bruce Ledesma President - Strategy & Administration	2024	496,527	—	4,827,235	1,418,664	794,443	—	14,941	7,551,810
	2023	390,375	—	3,566,162	1,561,120	275,815	—	92,355	5,885,827
	2022	385,000	—	449,984	—	102,969	6,199	108,933	1,053,085
Nicholas (Marco) Miller Chief Operation Officer	2024	391,596	—	3,620,450	1,064,005	509,074	—	9,531	5,594,656
	2023	312,514	—	1,912,303	834,599	198,686	—	8,889	3,266,991
	2022	308,431	3,540	144,997	—	77,817	—	8,328	543,113
(1)	Includes amounts contributed under the Flex 2010 Deferred Plan and relevant 401(k) plan accounts.
(2)
The Company previously reported in this column the portion of the deferred compensation account for Mr. Bennett that vested during fiscal year 2022 (“FY22”). We have updated our reporting to exclude such amounts and, in accordance with SEC disclosure rules, will report the amounts credited to the NEOs’ deferred

Nextracker Inc. 64 2024 Proxy Statement

compensation accounts for the applicable year, whether vested or unvested, as “All Other Compensation.” As a result of such change, the FY22 “Bonus” amount has been updated to exclude $141,000 for Mr. Bennett, which reflected the portion of the deferred compensation account that vested during the year. This column shows a discretionary bonus payout with respect to Mr. Miller for FY22.
(3)
For FY24, share awards consist of RSUs and PSUs granted under the LTIP during such fiscal year. The amounts in this column do not reflect compensation actually received by our NEOs, nor do they reflect the actual value that will be realized by our NEOs. Instead, the amounts reflect the grant date fair value as determined by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 (excluding the effect of estimated forfeitures). The fair value of such PSUs was based on the probable outcome of the performance conditions estimated on the date of grant using a Monte Carlo simulation model. The grant date value of the PSUs granted to the NEOs in FY24, assuming the maximum level of performance conditions will be achieved, is $7,792,991 for Mr. Shugar, $3,463,527 for Mr. Bennett, $4,156,277 for Mr. Wenger, $2,770,833 for Mr. Ledesma and $2,078,138 for Mr. Miller. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the RSUs and PSUs, see Note 7 in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

(4)
For FY24, stock option awards consist of stock options granted under the LTIP during such fiscal year. The amounts in this column do not reflect compensation actually received by our NEOs, nor do they reflect the actual value that will be realized by our NEOs. Instead, the amounts reflect the grant date fair value as determined by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 and using Black-Scholes (excluding the effect of estimated forfeitures). For additional information regarding assumptions made in calculating the amounts reflected in this column in respect of the stock options, see Note 7 in the notes to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2024. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Short-Term Incentive Plan” of this Proxy Statement.

(5)
The amounts in this column represent incentive cash bonuses earned by our NEOs for the relevant year. For additional information, titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Short-term Incentive Plan” of this Proxy Statement.

(6)
The amounts in this column represent the above-market earnings on the Flex 2010 Deferred Plan accounts for certain of our NEOs. None of our NEOs participated in any defined benefit or actuarial pension plans in any period presented. In our Form S-1 registration statement filed on February 6, 2023 relating to our IPO, the Company reported above-market earnings in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column on the portion of the deferred compensation accounts that were vested during the year rather than reporting such earnings on the entire vested and unvested deferred compensation accounts. In accordance with SEC disclosure rules, the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for FY23 has been updated as follows to reflect the above-market earnings with respect to the deferred compensation accounts during FY23, regardless of whether such amounts were vested or unvested. For FY23, the amounts reported are $7,582 for Mr. Shugar and $2,399 for Mr.  Wenger. No NEO received above market or preferential earnings from the Flex 2010 Deferred Plan in FY24.

(7)	The following table provides a breakdown of compensation included in the “All Other Compensation” column for FY24:
Name	401(k) Matching Contributions ($)	Medical / Enhanced Long-Term Disability ($)	Total ($)
Daniel Shugar	13,200	1,767	14,967
David Bennett	13,200	1,231	14,431
Howard Wenger		1,836	1,836
Bruce Ledesma	13,200	1,741	14,941
Nicholas (Marco) Miller	9,531	—	9,531
Nextracker Inc. 65 2024 Proxy Statement

Grants of Plan-Based Awards in Fiscal Year 2024
The following table presents information about RSUs, PSUs and stock option awards granted to our NEOs under the LTIP. There were no grants of awards under the Flex 2017 Plan to our NEOs during FY24.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Share Awards: Number of Shares of Stock or Units (#)(3)	All other option awards: Number of securities underlying options (#)(4)	Exercise or base price of option awards ($/Sh)(4)	Grant Date Fair Value of Shares and Option Awards ($)(5)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Daniel Shugar	6/21/2023	—	—	—	71,456	142,912	285,824	—	—	—	7,792,991
	6/21/2023	—	—	—	—	—	—	142,912	—	—	5,783,649
	6/21/2023	—	—	—	—	—	—	—	153,521	40.47	3,990,011
	6/21/2023	345,000	1,150,000	2,300,000	—	—	—	—	—	—	—
David Bennett	6/21/2023	—	—	—	31,758	63,516	127,032	—	—	—	3,463,527
	6/21/2023	—	—	—	—	—	—	63,516	—	—	2,570,493
	6/21/2023	—	—	—	—	—	—	—	68,231	40.47	1,773,324
	6/21/2023	112,800	376,000	752,000	—	—	—	—	—	—	—
Howard Wenger	6/21/2023	—	—	—	38,110	76,220	152,440	—	—	—	4,156,277
	6/21/2023	—	—	—	—	—	—	76,220	—	—	3,084,623
	6/21/2023	—	—	—	—	—	—	—	81,878	40.47	2,128,009
	6/21/2023	121,200	404,000	808,000	—	—	—	—	—	—	—
Bruce Ledesma	6/21/2023	—	—	—	25,407	50,813	101,626	—	—	—	2,770,833
	6/21/2023	—	—	—	—	—	—	50,813	—	—	2,056,402
	6/21/2023	—	—	—	—	—	—	—	54,585	40.47	1,418,664
	6/21/2023	121,200	404,000	808,000	—	—	—	—	—	—	—
Nicholas (Marco) Miller	6/21/2023	—	—	—	19,055	38,110	76,220	—	—	—	2,078,138
	6/21/2023	—	—	—	—	—	—	38,110	—	—	1,542,312
	6/21/2023	—	—	—	—	—	—	—	40,939	40.47	1,064,005
	6/21/2023	78,000	260,000	520,000	—	—	—	—	—	—	—
(1)
These amounts show the range of possible payouts under the cash incentive programs for FY24. The maximum payment represents 200% of the target payment. The threshold payment represents 30% of target payout levels. For the short-term incentive bonus plan, the amounts actually earned for FY24 are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Short-Term Incentive Plan” of this Proxy Statement.

(2)
These amounts show the range of estimated future vesting of the PSU awards granted in FY24 under the LTIP. With respect to the PSUs granted in FY24, (i) 50% of the performance criteria are based on Nextracker’s achievement of a revenue goal FY24 and (ii) 50% of the performance criteria are based on Nextracker’s achievement of an adjusted EBITDA goal in FY24. In addition, the PSUs are subject to a three-year rTSR modifier based on the level of Nextracker’s total shareholder return performance against that of our executive compensation peer group, with 0.75x applied for rTSR achievement at the 25th percentile, 1.0x

Nextracker Inc. 66 2024 Proxy Statement

applied for achievement at the 50th percentile and 1.5x applied for achievement at the 75th percentile (with linear interpolation applied). The financial metrics can each be earned between 0% and 200% of target and the rTSR modifier can adjust the payout levels under the financial component from 75% to 150% (for a maximum total payout of 300% of target). For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement.
(3)
This column shows the number of service-based RSU awards granted in FY24 under the LTIP. For each NEO, the RSUs vest in three annual installments at the rate of 30%, 30% and 40%, respectively, provided that the NEO continues to remain employed on the applicable vesting date. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement.

(4)
This column shows the number of stock option shares granted pursuant to stock option awards in FY24 under the LTIP. For each NEO, the stock option cliff vests after three years, provided that the NEO continues to remain employed on the vesting dates. For additional information, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement.

(5)
This column shows the grant date fair value of RSU, PSU and stock option awards under the LTIP under FASB ASC Topic 718 granted to our NEOs in FY24. The grant date fair value is the amount that will be expensed in Nextracker’s financial statements over the awards’ vesting schedule. For RSUs, the grant date fair value reflects the determination by a nationally recognized third-party valuation firm in accordance with FASB ASC Topic 718 as of the grant date. For PSUs, the grant date fair value is based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Subtopic 718-10. The grant date fair values reflected in this column may differ from the approved values reflected in the CD&A because of the accounting methodology used to report the PSUs in this column, as required by SEC rules. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the RSU, PSU and stock option awards, see Note 7 in the notes to our consolidated financial statements, “Stock-based compensation,” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024.

Nextracker Inc. 67 2024 Proxy Statement

Outstanding Equity Awards at 2024 Fiscal Year-end
The following table presents information regarding the outstanding equity awards held by our NEOs under the LTIP as of March 31, 2024. The market value of the share awards is based on the closing price of Nextracker’s Class A Common Stock as of March 28, 2024, which was $56.27. For additional information on our equity incentive programs, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement. With respect to PSU awards described below, the number of unearned shares and the market values shown assume all performance criteria are met at target based on performance through March 31, 2024. In connection with the closing of Flex’s spin-off distribution of all of its remaining interests in Nextracker to Flex stockholders on January 2, 2024, Flex RSUs held by our NEOs were converted into outstanding equity awards denominated in Nextracker Class A Common Stock. Therefore, the table below includes RSU awards previously granted by Flex to the NEOs, now denominated in Nextracker Class A Common Stock, as indicated below.
	Option Awards					Share Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Daniel Shugar	—	—	398,571(1)	21	3/15/2027	—	—	—	—
	—	—	153,521(2)	40.47	6/21/2033	—	—	—	—
	—	—	—	—	—	93,083(3)	5,237,837	—	—
	—	—	—	—	—	142,912(4)	8,041,658	—	—
	—	—	—	—	—	7,314(5)	411,559	—	—
						63,750(6)	3,587,213	132,976(7)	7,482,560
								142,912(8)	8,041,658
David Bennett			119,048(1)	21	3/15/2027	—	—	—	—
			68,231(2)	40.47	6/21/2033	—	—	—	—
			—		—	27,083(3)	1,523,960	—	—
			—		—	63,516(4)	3,574,045	—	—
			—		—	5,544(9)	311,961	—	—
						18,548(6)	1,043,696	38,690(7)	2,177,086
								63,516(8)	3,574,045
Nextracker Inc. 68 2024 Proxy Statement

	Option Awards					Share Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Howard Wenger			247,619(1)	21	3/15/2027
			81,878(2)	40.47	6/21/2033
						57,501(3)	3,235,581
						76,220(4)	4,288,899
						39,380(6)	2,215,913	82,143(7)	4,622,187
								76,220(8)	4,288,899
Bruce Ledesma			247,619(1)	21	3/15/2027
			54,585(2)	40.47	6/21/2033
						57,501(3)	3,235,581
						50,813(4)	2,859,248
	—	—	—	—	—	5,985(5)	336,776	—	—
						39,380(6)	2,215,913	82,143(7)	4,622,187
								50,813(8)	2,859,248
Nicholas (Marco) Miller			132,381(1)	21	3/15/2027
			40,939(2)	40.47	6/21/2033
						30,834(3)	1,735,029
						38,110(4)	2,144,450
	—	—	—	—	—	1,929(5)	108,555	—	—
						21,117(6)	1,188,253	44,048(7)	2,478,581
								38,110(8)	2,144,450
(1)
Represents stock options granted on April 6, 2022. The stock options vest between 0% and 100% based on our equity valuation achieving certain compounded annual growth rates in excess of an initial valuation of $3 billion over the four-year period beginning April 1, 2022 and ending March 31, 2026, with the ending valuation based on the average of our closing prices on the previous twenty (20) trading days prior to March 31, 2026, subject to the applicable NEO’s continued service through March 31, 2026.

(2)	Represents stock options granted on June 21, 2023. The stock options cliff-vest on June 21, 2026, subject to the NEO’s continued service through the relevant vesting date.
(3)
Represents service-based RSUs granted on April 6, 2022. The RSUs vested 50% on April 1, 2024 and the remaining 50% will vest on April 1, 2025, subject to the NEO’s continued service through the relevant vesting date.

(4)
Represents service-based RSUs granted on June 21, 2023. The RSUs vest 30% on June 21, 2024, 30% on June 21, 2025, and 40% on June 21, 2026, subject to the NEO’s continued service through the relevant vesting date.

(5)
Represents service-based RSUs that converted from Flex upon the closing of the spin-off from Flex. The RSUs vest on June 30, 2024, subject to the NEO’s continued service through the relevant vesting date.

(6)
Represents RSUs which have been earned with respect to outstanding PSUs granted on April 6, 2022. These PSUs were earned based on the level of achievement of the performance metrics applicable to the PSUs as follows: (i) for the first tranche, based on a performance period from April 1, 2022 to March 31, 2023 at a level of 159.8% of target and (ii) for the second tranche, based on a performance period from April 1, 2023 to March 31, 2024 at a level of 200% of target. These

Nextracker Inc. 69 2024 Proxy Statement

PSUs will vest on March 31, 2025 based on continued service through such date. For additional information regarding the vesting of the PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement.
(7)
Represents RSUs which have been earned with respect to outstanding PSUs granted on April 6, 2022. These PSUs were earned based on the level of achievement of the performance metrics applicable to the PSUs as follows: (i) for the first tranche, based on a performance period from April 1, 2022 to March 31, 2023 at a level of 159.8% of target and (ii) for the second tranche, based on a performance period from April 1, 2023 to March 31, 2024 at a level of 200% of target. These PSUs will vest on March 31, 2025 based on continued service through such date. For additional information regarding the vesting of the PSUs, see the section titled “Compensation Discussion and Analysis—Compensation—setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement. The earned PSUs will service-vest on March 31, 2025, subject generally to the NEO’s continued employment through such date.

(8)
Represents PSUs granted on June 21, 2023. PSUs are subject to achievement of financial performance criteria for the measurement period from April 1, 2023 to March 31, 2024. Following the end of FY24, the C&P Committee certified the financial performance metrics for the PSUs at 200%. These PSUs remain subject to an rTSR modifier performance metric for the performance period from April 1, 2023 to March 31, 2026, pursuant to which the number of shares earned based on achievement of the financial performance metrics can be adjusted between 75% to 150%. The amounts in the table above are reflected at target. For additional information regarding the vesting of the PSUs, see the section titled “Compensation Discussion and Analysis—Compensation-setting process and FY24 executive compensation—Long-term incentive compensation” of this Proxy Statement.

(9)	Represents service-based RSUs that converted from Flex upon the closing of the spin-off from Flex. The RSUs vested on June 9, 2024.
Shares Vested in Fiscal Year 2024
The following tables present information regarding, as applicable, (i) exercises of stock option awards, including the number of shares acquired upon exercise and the value realized and the number of shares of outstanding equity awards held by our NEOs under the LTIP and the Flex 2017 Plan as of March 31, 2024, and (ii) the number of shares acquired upon the vesting of share-based awards and the value realized, in each case before payment of any applicable withholding tax and broker commissions under the LTIP as of March 31, 2024. The table below shows information that specifically relates to the outstanding service-based RSU, PSU and stock option awards held by our NEOs under the LTIP.
The following table, as a general matter, would present information for each of our NEOs regarding the number of shares acquired upon the vesting of share awards under the LTIP for the relevant fiscal year and the value realized, in each case before payment of any applicable withholding tax and broker commissions.
	Option Awards		Share Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting($) (1)
Daniel Shugar	—	—	39,892	1,356,328
David Bennett	—	—	11,607	384,638
Howard Wenger	—	—	24,642	837,828
Bruce Ledesma	—	—	24,642	837,828
Nicholas (Marco) Miller	—	—	13,214	449,276
(1)	The amounts reflected in this column represent the market value of the underlying Nextracker Class A Common Stock as of the vesting date.
Nextracker Inc. 70 2024 Proxy Statement

Flex – Flex 2017 Plan:
The following table presents information for each of our NEOs regarding the number of shares acquired upon the vesting of share awards in the form of Flex RSUs and Flex PSUs during FY24 and the value realized, in each case before payment of any applicable withholding tax and broker commissions.
	Share Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Daniel Shugar	91,849	1,884,334
David Bennett	76,315	1,547,752
Bruce Ledesma	87,814	1,794,136
Nicholas (Marco) Miller	11,570	242,682
(1)
The amounts in this column reflect the aggregate dollar amount realized upon the vesting of Flex RSUs and Flex PSUs, determined by multiplying the number of Flex’s ordinary shares underlying such awards by the market value of the underlying shares on the vesting date.

Pension Benefits in Fiscal Year 2024
Our NEOs do not receive any compensation in the form of pension benefits.
Nonqualified Deferred Compensation in Fiscal Year 2024
During FY24, none of our NEOs contributed to a deferred compensation plan.
Potential Payments Upon Termination or Change of Control
As described in the section titled “Compensation Discussion and Analysis” of this Proxy Statement, our NEOs do not have employment agreements with us, nor do we currently have any severance plan or program in place for our NEOs. With respect to FY24, our NEOs were eligible for certain termination and change of control benefits in relation to their outstanding equity awards under the LTIP, as described below.
Acceleration of vesting of equity awards—LTIP. The number of unvested equity awards under the LTIP held by each NEO as of March 31, 2024 is listed above in the Outstanding Equity Awards at 2024 Fiscal Year-End table. The LTIP provides certain benefits to plan participants in the event of the termination of such participant’s employment or a change of control of Nextracker. The terms of these benefits are described below.
•	Treatment of certain awards upon retirement, involuntary termination of employment or voluntary resignation.
○
FY23 and FY24 Awards: Subject to any waiver by the C&P Committee, all unvested awards granted under the LTIP will be forfeited if the NEO’s employment ceases due to retirement, and involuntary termination of employment or a voluntary resignation.

○
Legacy Flex Awards: Certain NEOs also hold RSU awards that were converted from previously held RSU awards in Flex. Upon a retirement, such RSU awards will continue to vest on their existing vesting schedule. As of March 31, 2024, two were eligible for retirement treatment.

Nextracker Inc. 71 2024 Proxy Statement

•	Treatment of certain awards upon death or disability.
○
FY23 Awards: For RSUs, PSUs and stock options granted in FY23, if an NEO experiences a termination of service due to death or disability, then a prorated portion of such RSUs, PSUs or stock options will vest, with such proration determined based on the portion of the vesting period during which the Participant was employed prior to such termination of employment. The prorated portion of the stock options will vest and be settled on the last day of the measurement performance period, subject to Nextracker’s achievement of the applicable performance metrics (or, if applicable, upon a Change of Control as described below). For PSUs, if a measurement period has commenced and is completed at the time of the termination of service due to death or disability, then the PSUs attributable to such measurement period will vest on the date of such termination (contingent on the prior attainment of the applicable performance criteria). If the measurement period has commenced, but is not completed at the time of the termination of service due to death or disability, then the PSUs attributable to such measurement period will vest, if at all, on a pro-rata basis at the close of such measurement period (contingent on the future attainment of the applicable performance criteria).

○
FY24 Awards: With respect to RSUs, PSUs and stock options granted in FY24, if an NEO experiences a termination of service due to death or disability, then a prorated portion of such RSUs, PSUs or stock options will vest, with such proration determined based on the portion of the vesting period (in each case, three years) during which the Participant was employed prior to such termination of employment. The prorated portion of the PSUs will vest and be settled on the last day of the measurement performance period, subject to Nextracker’s achievement of the applicable performance metrics.

○
Legacy Flex Awards: Certain NEOs also hold RSU awards that were converted from previously held RSU awards in Flex. Upon a termination of employment due to death or disability, such RSU awards will immediately vest in full.

•	Accelerated vesting in connection with a change of control.
○
FY23 and FY24 Awards: Under the terms of the 2022 Plan, in the event of a Change of Control (as defined in the 2022 Plan), if a participant’s RSUs, PSUs or stock options are not converted, assumed or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such awards outstanding at the time of the Change of Control will automatically vest and, if applicable, become fully exercisable immediately prior to the Change of Control and thereafter will automatically terminate or cease to be outstanding. In addition, upon a Change of Control, stock options granted in FY23 would vest on a Change of Control if (i) the participant continued to provide services through the date of the Change of Control, (ii) the implied value of a common unit underlying the stock option exceeded 150% of the exercise price and (iii) the stock option had not otherwise vested, then the stock options will vest in full.

○
Legacy Flex Awards: The Flex 2017 Plan includes “double trigger” acceleration, meaning that unvested Legacy Flex RSU awards vest immediately only if (i) there is a change of control and (ii)(x) such awards are not converted, assumed or replaced by the successor or survivor corporation or (y) if provided by the C&P Committee, the service of the award recipient is involuntarily terminated within a designated period following the effective date of such change of control, as described below. Unless otherwise provided in the applicable award agreement or other agreement, in the event of a change of control in which the NEO’s awards are not converted, assumed or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then all forfeiture restrictions on such awards will lapse immediately prior to the change of control and, following the consummation of such a change of control, all such awards will terminate and cease to be outstanding.

The following table and accompanying notes show the estimated payments and benefits that would have been provided to each NEO under Nextracker’s compensation and benefit plans in the event of a Change of Control or upon a qualifying termination of employment (i.e., involuntary termination without cause, retirement, death or disability). It is assumed for purposes of the following table that the LTIP is not assumed by the successor company in connection with the Change of Control. Additionally, calculations for the applicable tables further assume that the triggering event took place on March 31, 2024, the last business day of Nextracker’s FY24, and are based on the closing price per share of Nextracker’s Class A Common Stock on March 28, 2024, the last business day prior to March 31, 2024, which was $56.27. All unearned performance awards are reflected at the target level of performance.
Nextracker Inc. 72 2024 Proxy Statement

The following table and accompanying notes show the estimated payments and benefits that would have been provided to each NEO under Nextracker’s compensation and benefit plans in the event of a change of control or upon a qualifying termination of employment (i.e., involuntary termination without cause, retirement, death or disability), including the accelerated vesting of performance stock unit and option awards under the LTIP. It is assumed for purposes of the following table that the LTIP is not assumed by the successor company in connection with the change of control. Additionally, calculations for the applicable tables further assume that the triggering event took place on March 31, 2024, the last business day of Nextracker’s 2024 fiscal year, and are based on the closing price per share of Nextracker’s Class A Common Stock on March 28, 2024, the last business day prior March 31, 2024, which was $56.27.
Name	Change in control and assumption of awards ($)	Change in control and no assumption of award ($)	Involuntary termination without cause or voluntary termination for good reason ($)	Retirement ($)	Death or disability ($)(1)
Daniel Shugar
Vesting of Stock Options	8,638,627	16,483,231	—	—	9,927,565
Vesting of RSUs	411,559	13,691,054	—	—	5,548,503
Vesting of PSUs	—	15,524,218	—	—	7,033,412
Total	9,050,185	45,698,502	—	—	22,509,481
David Bennett
Vesting of Stock Options	3,839,358	5,276,873	—	—	3,056,821
Vesting of RSUs	311,961	5,409,967	—	—	1,934,169
Vesting of PSUs	—	5,751,132	—	—	2,366,210
Total	4,151,319	16,437,971	—	—	7,357,200
Howard Wenger
Vesting of Stock Options	4,607,275	10,027,194	—	—	6,112,404
Vesting of RSUs	—	7,524,481	—	—	3,251,618
Vesting of PSUs	—	8,911,086	—	—	4,168,876
Total	4,607,275	26,462,761	—	—	13,532,898
Bruce Ledesma
Vesting of Stock Options	3,071,498	9,595,965	—	—	6,000,666
Vesting of RSUs	336,776	6,431,605	—	—	2,881,137
Vesting of PSUs	—	7,481,434	—	—	3,798,394
Total	3,408,274	23,509,004	—	—	12,680,196
Nicholas (Marco) Miller
Vesting of Stock Options	2,303,638	5,315,914	—	—	3,256,165
Vesting of RSUs	108,545	3,988,024	—	—	1,703,349
Vesting of PSUs	—	4,623,031	—	—	2,195,205
Total	2,412,182	13,926,968	—	—	7,154,719
(1)	Pro-rata vesting to apply based on the period of service, relative to the applicable measurement period.
Nextracker Inc. 73 2024 Proxy Statement

Stock Performance Graph
Our Class A Common Stock is listed on Nasdaq under the symbol “NXT”. The transfer agent and registrar for shares of our Class A Common Stock is Computershare Trust Company, N.A. The stock performance graph below shows our cumulative return for the period from the completion of our initial public offering on April 1, 2023 until March 31, 2024, as compared to the Nasdaq Composite Index and the MAC Global Solar Energy Stock Index (https://macsolarindex.com/stocks-in-the-index). The performance chart assumes (1) $100 was invested at the opening price on April 1, 2023 in shares of Nextracker Inc. Class A Common Stock, along with $100 in each of the Nasdaq Composite Index and the MAC Global Solar Energy Stock Index and (2) all dividends are reinvested.

Nextracker Inc. 74 2024 Proxy Statement

Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Act, we are providing the information below to illustrate the relationship between the SEC-defined compensation actually paid (“CAP”) and various measures used to gauge the Company’s financial performance in conformance with Item 402(v) of Regulation S-K. The following table sets forth the compensation for our Principal Executive Officer (the “PEO”) and the average compensation for our other NEOs, both as reported in the Summary Compensation Table and with certain adjustments to reflect the CAP to such individuals, as defined under SEC rules, for FY24 and FY23. The table also provides information on our cumulative TSR, the cumulative TSR of our Peer Group, Net Income and Revenue.
					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO(1) ($) (b)	Compensation Actually Paid to PEO(2) ($) (c)	Average Summary Compensation Table Total for Non-PEO NEOs(1) ($) (d)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($) (e)	Total Stockholder Return(3) ($) (f)	Peer Group Total Stockholder Return(4) ($) (g)	Net Income(5) ($) (h)	Revenue(6)(7) ($) (i)
FY2024	20,725,590	22,608,078	8,207,944	9,103,237	185	97	496,215,000	2,499,841,000
FY2023	9,178,856	12,042,936	4,592,852	5,630,395	119	99	121,333,000	1,902,137,000
(1)
Compensation for our PEOs reflects the amounts reported in the “Summary Compensation Table” for the respective years. Our PEO in FY24 and FY23 was Daniel Shugar. Our non-PEO NEOs in FY24 and FY23 included the following: David Bennett, Howard Wenger, Bruce Ledesma and Nicholas (Marco) Miller.

(2)
CAP for the PEO and average CAP for our non-PEO NEOs in FY24 reflects the respective amounts set forth in columns (b) and (d), adjusted as follows in the table below, as determined in accordance with SEC rules. These dollar amounts do not reflect the actual amount of compensation earned by or paid to the PEO and our other NEOs during the applicable year. The amounts reflected in the table below for the year-over-year change in fair value of equity awards granted to our NEOs in FY24 and Flex equity awards granted to our NEOs in years prior to our IPO in FY23. For information regarding the decisions made by our C&P Committee regarding the PEO’s and our other NEOs’ compensation for FY23 following our IPO, see “Compensation Discussion & Analysis” beginning on page 46.

Nextracker Inc. 75 2024 Proxy Statement

	PEO FY24 ($)	Non-PEOs FY24 ($)	PEO FY23 ($)	Non-PEOs FY23 ($)
Summary Compensation Table Total	20,725,590	8,207,944	9,178,856	4,592,852
Less Stock Award Value Reported in Summary Compensation Table for the Covered Year	(17,566,651)	(7,026,652)	(8,285,829)	(3,857,924)
Plus Fair Value for Awards Granted in the Covered Year	17,566,651	7,026,652	10,394,829	4,837,374
Change in Fair Value of Outstanding Unvested Flex Awards from Prior Years	(1,847)	(849)	844,098	311,080
Change in Fair Value of Flex Awards from Prior Years that Vested in the Covered Year	1,884,334	896,143	(89,018)	(252,987)
Less Fair Value of Awards Forfeited during the Covered Year	0	0	0	0
Plus Fair Value of Incremental Dividends or Earnings Paid on Stock Awards	0	0	0	0
Compensation Actually Paid	22,608,078	9,103,237	12,042,936	5,630,395
Fair values set forth in the table above are computed in accordance with FASB ASC 718 as of the end of the respective fiscal year, other than fair values of awards that vest in the covered year, which are valued as of the applicable vesting date or fair values of awards that were forfeited in the covered year, which are valued as of the last day of the year immediately preceding the covered year.
(3)
TSR is cumulative for the measurement periods beginning on the effective date of our IPO on February 9, 2023 and ending on each of March 31, 2023 and March 31, 2024, respectively, calculated in accordance with Item 201(e) of Regulation S-K. The Peer Group for purposes of this table is the same as our Peer Group as determined under Item 201(e) of Regulation S-K and described in the section titled “Stock Performance Graph”.

(4)
Data Source: S&P Capital IQ. Upon the spin-off from Flex, a thorough review of the benchmarking Peer Group was conducted in FY24. Based on that review, our Peer Group was updated to include the following companies: Array Technologies, Inc.; Dropbox, Inc.; EnerSys; Enphase Energy, Inc.; F5, Inc.; First Solar, Inc.; Fluence Energy, Inc.; Juniper Networks, Inc.; Keysight Technologies, Inc.; National Instruments Corporation; NetApp, Inc.; Okta, Inc.; Pure Storage, Inc.; Resideo Technologies, Inc.; Skyworks Solutions, Inc.; SolarEdge Technologies, Inc.; Sunnova Energy International Inc.; SunPower Corporation; Sunrun Inc. and Trimble Inc.

If no changes were made to the historical compensation benchmarking consisting of the following companies: Advanced Energy Industries, Inc.; Arcosa, Inc.; Array Technologies, Inc.; EnerSys; First Solar, Inc.; Generac Holdings Inc.; Gibraltar Industries, Inc.; Itron, Inc.; Littelfuse, Inc.; MKS Instruments, Inc.; Shoals Technologies Group, Inc.; SolarEdge Technologies, Inc.; SunPower Corporation; Sunrun Inc.; and Wolfspeed, Inc., the value of a $100 investment made on 2/9/2023 would be as follows:
Year End	Nextracker ($)	Historical Compensation Peer Group ($)
2024	185	81
2023	119	102
(5)
Reflects “Net Income” in the Company’s Consolidated Statements of Income included in the Company’s Annual Reports on Form 10-K for the fiscal years ended March 31, 2023 and March 31, 2024, respectively.

(6)
The following table sets forth an unranked list of the financial performance measures that we view as the “most important” measures for linking our NEOs’ compensation to performance. For more information on the financial performance metrics that are listed below and how they are utilized in our compensation program, please see “Compensation Discussion and Analysis”.

Performance Measures
Revenue*
Adjusted EBITDA*
Adjusted free cash flow*
Nextracker Inc. 76 2024 Proxy Statement

*
“Adjusted EBITDA” and “adjusted free cash flow” are non-GAAP metrics. See Appendix A of this Proxy Statement for definitions of adjusted EBITDA (with respect to the adjusted EBITDA performance metric) and adjusted free cash flow (with respect to the adjusted free cash flow performance metric) and a reconciliation of these non-GAAP measures to the most comparable GAAP financial measures.

From the above list of performance measures, we view Revenue as our most important financial performance measure used to link compensation actually paid to our PEOs and other NEOs to Company performance for FY24. Revenue is a key component of the Company’s short- and long-term incentive programs, and is a performance measure over which our NEOs can have significant impact. In addition, Revenue is directly linked to the Company’s long-term strategic growth plan and performance that drive stockholder value and is highly correlated with fluctuations in our stock price.

As for the other performance measures listed in the table above, adjusted EBITDA and adjusted free cash flow are equally weighted metrics in our long-term performance-based incentive compensation program for FY24, which was a key component of our NEOs’ pay in FY24.
(7)	Represents the Revenue of the Company, as measured by the Company in accordance with Accounting Standards Codification (“ASC”) Topic 606, Revenue from Contracts with Customers.
Relationship Between Financial Measures and Compensation Actually Paid
The SEC’s rules require that the pay versus performance disclosure include an unranked list of three to seven performance measures that the Company considers to be its most important measures used to align CAP to the NEOs to a company’s performance. The table above represents the unranked list of the “most important” financial measures the Company used to align CAP to our NEOs for FY23 to the Company’s performance.
For additional information regarding how the above listed performance measures were utilized as part of our executive compensation program in FY24, see “Compensation Discussion and Analysis”.
Compensation Actually Paid Versus TSR Versus Peer Group TSR
The following graph shows how the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our other NEOs compared with our cumulative TSR and the cumulative TSR of our peer group over the covered fiscal years.

CEO AND AVERAGE NEO CAP VERSUS NEXTRACKER TSR AND PEER GROUP TSR

$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Compensation Actually Paid
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$-
Value of Initial Fixed $100 Investment
FY23
FY24
CEO CAP
Average Non-CEO NEO CAP
NXT TSR
NXT Peer Group TSR

For additional details regarding how TSR was utilized under our FY24 LTIP to link pay with performance, please refer to the Performance stock unit awards – FY24 description starting on page 55.
Compensation Actually Paid Versus Net Income
The following graph shows how the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our other NEOs compared with our Net Income over the covered fiscal years.
Nextracker Inc. 77 2024 Proxy Statement

CEO AND AVERAGE NEO CAP VERSUS NEXTRACKER NET INCOME

Compensation Actually Paid
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Nextracker Net Income
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$-
FY23
FY24
CEO CAP
Average Non-CEO NEO CAP
Net Income

Compensation Actually Paid Versus Revenue
The following graph shows how the amount of compensation actually paid to our PEOs and the average amount of compensation actually paid to our other NEOs compared with our Revenue over the covered fiscal years.

CEO AND AVERAGE NEO CAP VERSUS NEXTRACKER REVENUE
Compensation Actually Paid
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Nextracker Revenue
$3,000,000,000
$2,500,000,000
$2,000,000,000
$1,500,000,000
$1,000,000,000
$500,000,000
$-
FY23
FY24
CEO CAP
Average Non-CEO NEO CAP
Revenue

For additional details regarding how Revenue was utilized under our FY24 compensation program to link pay with performance, please refer to the “Short-term Incentive Plan” description starting on page 53 and to the “Long-term incentive compensation” description on page 55.
Nextracker Inc. 78 2024 Proxy Statement

CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K (collectively, the “Pay Ratio Rule”), we are providing information about the relationship of the total annual compensation of Mr. Shugar, our CEO, to the total annual compensation of our median employee. The Company believes that the pay ratio included below is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
As of March 31, 2024, our last completed fiscal year:
•	We have estimated that the total annual compensation of our median employee (other than our CEO) was $62,379; and
•	The total annual compensation of our CEO, as reported in the Summary Compensation Table, was $20,725,590.
Based on this information, for FY24, the ratio of the total annual compensation for Mr. Shugar, our CEO, to the total annual compensation of our median employee was 332 to 1.
Methodology for Identifying Our Median Employee
Employee Population
To identify the median of the annual total compensation of all of our employees (other than our CEO), we first identified our total employee population from which we determined our median employee. We determined that, as of March 31, 2024, our employee population consisted of approximately 1,109 full-time employees (of which approximately 44% were located in the United States and 56% were located in India and other international offices).
Determining our Median Employee
To identify our median employee from our employee population, we compared the amount of base salary of our employees as reflected in our employee records and converted to U.S. Dollars. In making this determination, we utilized the annualized compensation of our full-time employees, including those who were hired in FY24 (but did not work for us for the entire fiscal year) and permanent part-time employees (reflecting what they would have earned if they had worked the entire year at their part-time schedule). We identified our median employee using this compensation measure, which was consistently applied to all our employees included in the calculation.
Determination of Annual Total Compensation of our Median Employee and our CEO
Once we identified our median employee, we then calculated such employee’s annual total compensation for FY24 by using the same methodology we used for purposes of determining the annual total compensation of our NEOs for FY24 as set forth in the Summary Compensation Table on page 64.
Our CEO’s annual total compensation for FY24 for purposes of the Pay Ratio Rule is equal to the amount reported in the “Total” column in the Summary Compensation Table.
Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and apply various assumptions and, as result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
Nextracker Inc. 79 2024 Proxy Statement

Director Compensation Program
Directors who are not our employees, and who are not employees or partners of TPG (together, the “Compensated Directors”) are eligible to receive compensation for their service on our Board consisting of annual cash retainers. The non-employee directors who are employees of Nextracker, or employees or partners of TPG, will not receive compensation for their service as directors. Compensated Directors will receive the following annual retainers for their service on our Board. The retainers will be paid in four equal quarterly installments and prorated for any partial year of service on our Board:
Position	Retainer ($)
Chairperson	50,000
Board Member	65,000
Audit Committee:
Chairperson	25,000
Committee Member	12,500
Compensation and People Committee:
Chairperson	25,000
Committee Member	12,500
Nominating, Governance and Public Responsibility Committee:
Chairperson	10,000
Committee Member	5,000
Our Compensated Directors will receive (at the discretion of our Board) an annual grant of RSUs with an aggregate grant date value of $150,000 (with an additional grant of RSUs having an aggregate grant date value of $50,000 made to the chairperson of our Board), subject to the terms of the LTIP and the award agreement pursuant to which such award is granted. These RSUs will be granted on the business day immediately following each annual meeting of our stockholders. These RSUs are expected to vest on the one-year anniversary of the date of grant (or, if earlier, on the business day immediately preceding the next annual meeting of our stockholders), subject to continued service.
The grants described above will be prorated for Compensated Directors with respect to their service that commences prior to the expected date of our annual meeting of stockholders.
Our directors will be reimbursed for reasonable out-of-pocket costs and expenses incurred in attending meetings of our Board or any committee thereof, as well as for any fees incurred in attending continuing education courses of up to $10,000 per director in any fiscal year. Our directors are entitled to the protection provided by the indemnification provisions in our amended and restated certificate of incorporation. We have also entered into customary indemnification agreements with each of our directors. Our Board may revise the compensation arrangements for our directors from time to time.
Nextracker Inc. 80 2024 Proxy Statement

In connection with their services during FY24, each of Charles Boynton, Willy Shih, William Watkins, Brandi Thomas and Julie Blunden received awards of RSUs. The number of such RSUs granted for each of Messrs. Boynton, Shih and Watkins and Mses. Thomas and Blunden total 3,551, 3,551, 4,734, 3,551 and 2,289, respectively. These RSUs each vest on the business day immediately preceding our annual meeting of stockholders, subject to continued service. The number of RSUs granted to Ms. Blunden were prorated based on her appointment date. Mr. Boynton served as a member of our Board through March 15, 2024 and his RSU awards were prorated based on his service through that date.
Director and Executive Stock Ownership Guidelines
We have adopted robust stock ownership guidelines for our directors and executive officers in order to further align our directors’ and executive officers’ interests with those of our stockholders. Within five years of becoming subject to the guidelines, our non-employee directors are expected to hold Nextracker stock valued at not less than five times their total annual cash retainer for Board and committee service. Within five years of becoming subject to the guidelines, our executive officers are expected to hold Nextracker stock valued at not less than five times annual base salary for our CEO, and two times annual base salary for our Chief Financial Officer, our President, our President, Strategy and Administration and our Chief Operating Officer. Stock ownership for purposes of the stock ownership guidelines include the following: (i) shares of stock owned directly, (ii) unvested restricted stock and unvested RSUs that are stock-settled and only subject to time-based vesting, (iii) shares held in retirement and savings accounts and (iv) deferred shares. Stock ownership will not include shares underlying unvested stock options (whether vested or unvested) and unearned performance shares or unearned PSUs.
Director Summary Compensation in FY24
The following table sets forth the FY24 compensation for our Compensated Directors.
Name(1)	Fees Earned or Paid in Cash ($)(2)	Stock Awards ($)(3)	All Other Compensation ($)	Total ($)
Julie Blunden	22,500	107,261	—	129,761
Charles Boynton	107,500	79,223	—	186,723
Brandi Thomas	78,661	211,233	—	289,894
Willy Shih	106,250	150,000	—	256,250
William (Bill) Watkins	130,000	200,000	—	330,000
(1)
Mr. Boynton served as a member of our Board of Directors through March 15, 2024 and his RSU awards were prorated based on his service through that date. Ms. Blunden joined our Board of Directors on January 2, 2024. Mr. Guldner joined our Board in June 2024 and did not receive any director compensation during FY24.

(2)
This column represents the amount of cash compensation earned in FY24 for service on our Board and committee service. Such amounts were prorated for each of Ms. Blunden and Ms. Thomas based on her respective start date. Ms. Thomas was appointed chairperson of the Audit Committee on March 15, 2024 and received a prorated portion of cash fees for such service.

(3)
This column represents the grant date fair value of RSU awards granted in FY24 in accordance with FASB ASC Topic 718. The grant date fair value of RSU awards reflects the grant date fair value as determined on the date of grant, the grant date of such awards, in accordance with FASB ASC Topic 718. For additional information regarding the assumptions made in calculating the amounts reflected in this column in respect of the RSU awards, see Note 7 in the notes to our consolidated financial statements, “Stock-based compensation,” included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024. As of March 31, 2024, the number of non-employee director unvested RSUs held by each of Messrs. Boynton, Shih and Watkins and Mmes. Blunden and Thomas was 1,876, 3,551, 4,734, 2,289 and 3,551, respectively.

Nextracker Inc. 81 2024 Proxy Statement

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to us regarding the beneficial ownership of our Class A common stock and Class B common stock as of June 1, 2024 by:
•
each person or group who is known by us to beneficially own 5% or more of our outstanding shares of our Class A common stock or our Class B common stock (including any securities convertible or exchangeable within 60 days into Class A common stock or Class B common stock, as applicable);

•	each of our current NEOs and directors individually; and
•	all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power as well as any shares that the person or entity has the right to acquire within 60 days of June 1, 2024, through the exercise or vesting of any option, warrant or other right. In computing the percentage beneficial ownership of a person, Class A common stock not outstanding and subject to options, warrants or other rights held by that person that are currently exercisable or vesting or exercisable or vesting within 60 days of June 1, 2024 are deemed outstanding for purposes of calculating the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that each person or entity named in the table below has sole voting and investment power with respect to all shares of Class A common stock or Class B common stock that he, she or it beneficially owns, subject to applicable community property laws.
Nextracker Inc. 82 2024 Proxy Statement

	Class A common stock beneficially owned (on a fully exchanged and converted basis)(1)		Class B common stock beneficially owned(1)		Percent of Total Voting Power
Name and address of beneficial owner	Number	Percentage	Number	Percentage
Five Percent Holders
FMR LLC(2)	15,897,777	10.95%	—	—%	10.95%
Vanguard(3)	12,171,594	8.39%	—	—%	8.39%
BlackRock Institutional Trust Company(4)	9,908,409	6.83%	—	—%	6.83%
PrimeCap Management Company(5)	8,217,513	5.66%	—	—%	5.66%
Directors and Named Executive Officers
Daniel Shugar(6)	174,128	*%	—	—%	*%
Howard Wenger(7)	46,404	*%	—	—%	*%
Willy Shih(8)	42,541	*%	—	—%	—%
Nicholas (Marco) Miller(9)	35,947	*%	—	—%	*%
David Bennett(10)	35,506	*%	—	—%	*%
Bruce Ledesma(11)	32,631	*%	—	—%	*%
William Watkins(12)	22,427	*%	—	—%	*%
Charles Boynton(13)	3,571	*%	—	—%	*%
Brandi Thomas(8)	1,621	*%	—	—%	*%
Julie Blunden(14)	—	—%	—	—%	—%
Jonathan Coslet	—	—%	—	—%	—%
Jeffrey Guldner(15)	—	—%	—	—%	—%
Steven Mandel	—	—%	—	—%	—%
All directors and executive officers as a group (14 persons)	394,776	*%	—	—%	*%
*	Indicates beneficial ownership of less than 1% of the outstanding shares of our Class A common stock.
(1)
Our Class B common stock does not have any of the economic rights (including rights to dividends and distributions upon liquidation) associated with our Class A common stock. Each LLC Common Unit (as defined below) and share of Class B common stock is exchangeable into a share of Class A common stock.

(2)
Based on information reported by FMR LLC on Schedule 13G filed with the SEC on March 11, 2024. Of the shares of Class A common stock beneficially owned, FMR LLC reported that, as of February 29, 2024, it has sole dispositive power with respect to all of the shares and sole voting power with respect to 15,897,777 shares. Abigail P. Johnson, Director, Chairman and Chief Executive Officer of FMR LLC, and members of the Johnson family, through their ownership of voting common shares and the execution of a shareholders’ voting agreement with respect to FMR LLC, may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. FMR LLC listed its address as 245 Summer Street, Boston, MA 02210.

(3)	Based on information reported by The Vanguard Group on Schedule 13F-HR filed with the SEC in April 2024.
(4)	Based on information reported by BlackRock Institutional Trust Company, N.A. on Schedule 13F-HR filed with the SEC on May 10, 2024.
(5)	Based on information reported by PrimeCap Management Company on Schedule 13F-HR filed with the SEC on May 14, 2024.
Nextracker Inc. 83 2024 Proxy Statement

(6)
Consists of (i) 50,188 shares of Class A common stock underlying RSUs held by Mr. Shugar that are releasable within 60 days of June 1, 2024; and (ii) 123,940 shares of Class A common stock held of record by Mr. Shugar and his wife, as trustees of the Kathleen and Daniel Shugar Family Trust, dated May 10, 2007. Mr. Shugar has shared voting power and shared dispositive power with respect to the shares held of record by Mr. Shugar and his wife, as trustees of the Kathleen and Daniel Shugar Family Trust, dated May 10, 2007.

(7)	Consists of 22,866 shares of Class A common stock underlying RSUs held by Mr. Wenger that are releasable within 60 days of June 1, 2024.
(8)	Does not include 3,551 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(9)	Consists of 13,362 shares of Class A common stock underlying RSUs held by Mr. Miller that are releasable within 60 days of June 1, 2024.
(10)	Consists of 19,054 shares of Class A common stock underlying RSUs held by Mr. Bennett that are releasable within 60 days of June 1, 2024.
(11)	Consists of 21,229 shares of Class A common stock underlying RSUs held by Mr. Ledesma that are releasable within 60 days of June 1, 2024.
(12)	Does not include 4,734 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(13)	Does not include 1,887 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(14)	Does not include 2,289 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
(15)	Does not include 446 shares underlying RSUs that vest on the business day immediately preceding the date of the Annual Meeting.
Delinquent Section 16(a) Reports
Section 16 of the Exchange Act of 1934 requires Nextracker’s directors, executive officers and any persons who own more than 10% of Nextracker’s Class A common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Such persons are required by SEC regulations to furnish Nextracker with copies of all Section 16(a) forms that they file.
To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended March 31, 2024 we believe that our directors, officers and persons who beneficially own more than 10% of Nextracker’s Class A common stock timely filed all reports required under Section 16(a), except that, due to an administrative error, (i) one form 4 for Mr. Boynton was filed late to report the settlement of RSUs and (ii) one form 4 for Mr. Shugar was amended to correct an incorrectly reported number of shares received by Mr. Shugar in connection with Nextracker’s spin-off from Flex in January 2024.
Nextracker Inc. 84 2024 Proxy Statement

Certain Relationships and Related
Party Transactions
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year or currently proposed, to which we were a party or will be a party, in which:
•	the amounts involved exceed $120,000; and
•	any of our directors, executive officers or beneficial holders of more than 5% of any class of our capital stock had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions or series of similar transactions meeting these criteria to which we have been or will be a party other than compensation arrangements, which are described where required under the section titled “Compensation Discussion and Analysis.” The following discussion reflects our relationships and related party transactions; some of these transactions were entered into prior to adoption of our related party transaction policy, and as such, were not subject to the approval and review procedures set forth in the current policy but were nonetheless subject to the approval and review procedures in effect at the applicable times.
Agreements with Flex and TPG
The following are summaries of certain provisions of certain of our agreements with Flex and TPG, which are qualified in their entirety by reference to all of the provisions of such agreements. Because these descriptions are only summaries of the applicable agreements, they do not necessarily contain all of the information that you may find useful. We therefore encourage you to review the agreements in their entirety. Copies of the agreements (or forms of the agreements) are included as exhibits to our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 and are available electronically on the website of the SEC at www.sec.gov.
On January 2, 2024, Flex closed the spin-off of all of its remaining interests in Nextracker to Flex stockholders. As a result of the Spin Transactions (as defined below), Flex no longer directly or indirectly holds a financial interest in the Company and was no longer considered a related party subsequent to January 2, 2024.
In connection with our IPO, which occurred in February 2023, we entered into a Separation Agreement with Flex (the “Separation Agreement”). We also entered into various other agreements to effect the separation and provide a framework for our relationship with Flex after the separation, including a transition services agreement, an employee matters agreement and a registration rights agreement. These agreements provide for the allocation between us and Flex of Flex’s employees, liabilities and obligations attributable to periods prior to, at and after our separation from Flex and govern certain relationships between us and Flex.
Nextracker Inc. 85 2024 Proxy Statement

The Separation Agreement and Merger Agreement
We and Nextracker LLC (the “LLC”) entered into the Separation Agreement with Flex on February 1, 2022, which was amended and restated on February 8, 2023. The Separation Agreement sets forth our agreements with Flex regarding the principal actions to be taken in connection with the separation. It also sets forth other agreements that govern certain aspects of our relationship with Flex following the separation and the IPO. At the time the Separation Agreement was amended and restated, Flex owned 61.17% of our outstanding common stock.
The Separation Agreement provided that Flex may, in its sole discretion, determine: (i) whether to proceed with all or part of a tax-free or other distribution or disposition of its retained beneficial interest in the LLC (as applicable, a “Distribution or Other Disposition”), whether directly or through a distribution or disposition of the stock of Yuma, Inc. (“Yuma”), which directly or indirectly holds Flex’s beneficial interest in the LLC; and (ii) all terms of the Distribution or Other Disposition, as applicable, including the form, structure and terms of any transaction(s) and/or offering(s) to effect the Distribution or Other Disposition and the timing of and conditions to the consummation of the Distribution or Other Disposition.
In addition to our obligations with respect to any Distribution or Other Disposition, the Separation Agreement provided Flex with the right, exercisable at any time, to require us, following any dividend or distribution of the equity of Yuma to the holders of ordinary Flex shares, to, at Flex’s option, effect a merger of Yuma with a wholly owned subsidiary of ours, with Yuma surviving as a wholly owned subsidiary of ours in a tax-free transaction under Section 368(a) of the Internal Revenue Code of 1986, as amended.
Prior to the IPO, and in connection with the Separation Agreement and a potential Distribution or Other Disposition, we, Flex, Yuma and a wholly owned subsidiary of Nextracker (“Merger Sub”), entered into a merger agreement (the “Merger Agreement”), pursuant to which, among other matters, Flex had the right to effect a merger of Yuma with Merger Sub, with Yuma surviving such merger as our wholly owned subsidiary, in a transaction intended to qualify for tax-free treatment under Section 368(a) of the Code.
Prior to the IPO, we and each of Flex, Yuma and Merger Sub, and our stockholders and the stockholders of each of Yuma and Merger Sub, approved the merger agreement and the transactions contemplated by the merger agreement, including the Merger (as defined below). As a result, our stockholders had no further right to approve or disapprove of the Merger or the other transactions contemplated by the merger agreement or the issuance of shares of our Class A common stock to the holders of Yuma common stock in connection with the Merger. Further, our stockholders have no right to appraisal under Section 262 of the Delaware General Corporation Law (“DGCL”) or otherwise in connection with the Merger or the other transactions contemplated by the merger agreement.
On October 25, 2023, Flex announced its plan to effect a spin-off of all of its remaining interests in Nextracker pursuant to the terms of the Merger Agreement, which was effected through the following transactions (together, the “Spin Transactions”): (i) a court-approved capital reduction of Flex carried out pursuant to Section 78G of the Singapore Companies Act (the “Capital Reduction”), (ii) a distribution of all the shares of the common stock, par value $0.001, of Yuma (the “Yuma Common Stock”), which is a wholly-owned subsidiary of Flex that, directly or indirectly, held all of Flex’s remaining interest in Nextracker, by way of a distribution in specie to Flex shareholders (the “Spin Distribution”), (iii) the merger of Yuma with and into Yuma Acquisition Corp., with Yuma surviving the merger as a wholly-owned subsidiary of Nextracker (the “Merger”) and pursuant to which each share of Yuma Common Stock outstanding immediately prior to the Merger automatically converted into the right to receive a number of shares of our Class A common stock based on the Exchange Ratio (as defined below) (with cash payments to holders of shares of Yuma Common Stock in lieu of any fractional shares of our Class A common stock in accordance with the terms of the Merger Agreement) pursuant to an exchange agreement between Nextracker, the LLC, Yuma, Yuma Subsidiary, Inc. (“Yuma Sub”) and TPG (the “Exchange Agreement”), and (iv) the merger of Yuma with and into a wholly-owned limited liability company subsidiary of Nextracker, with such limited liability company surviving the merger as a wholly-owned subsidiary of Nextracker, undertaken shortly following the completion of the Merger. The “Exchange Ratio” was equal to the quotient of (i) 74,432,619, which is the number of shares of Class A Common Stock held by Yuma and Yuma Sub (assuming the exchange by Yuma and Yuma Sub of all the common
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units of Nextracker LLC, together with a corresponding number of shares of Class B common stock of Nextracker held by Yuma and Yuma Sub, for shares of Class A common stock) divided by (ii) the number of issued and outstanding shares of Yuma Common Stock immediately prior to the effective time of the Merger.
On January 2, 2024, Flex closed the Spin Transactions. Prior to the closing of the Spin Transactions, Flex held 100% of the shares of Yuma Common Stock, and Yuma held, directly and indirectly through its wholly-owned subsidiary, Yuma Sub, 74,432,619 shares of Nextracker’s Class B common stock representing approximately 51.48% of the total outstanding shares of Nextracker’s common stock, based on the number of shares of Nextracker’s common stock outstanding as of December 29, 2023 and (ii) 74,432,619 of the common units of Nextracker LLC, representing approximately 51.48% of the economic interest in the business of Nextracker.
Tax Matters Agreement
The Separation Agreement provided that if Flex undertook a spin-off transaction (such as occurred in connection with the Spin Transactions), Flex, Yuma and Nextracker would enter into a tax matters agreement (the “Tax Matters Agreement”) which would govern the rights, responsibilities and obligations of Flex, Yuma and Nextracker with respect to taxes (including taxes arising in the ordinary course of business and taxes incurred as a result of the spin-off transaction), tax attributes, tax returns, tax contests and certain other tax matters. Immediately prior to the Spin Distribution, in January 2024, we, Flex and Yuma entered into the Tax Matters Agreement.
Under the Tax Matters Agreement, Yuma is liable for any taxes that are reportable on returns that include only Yuma and/or its subsidiaries (but not Flex or any of its subsidiaries) for all tax periods whether before or after the completion of the IPO. Yuma is also liable for any taxes that are attributable to the Nextracker business, as reasonably determined by Flex, that are reportable on returns that include Yuma and/or its subsidiaries, on the one hand, and Flex and/or its subsidiaries, on the other hand, for any taxable period (or portion thereof) beginning after the date of the Spin Transactions. Notwithstanding the foregoing, Yuma and Flex are each liable for 50% of certain transfer taxes attributable to the Spin Transactions (including the Spin Distribution and the Merger). Yuma and Flex are each be entitled to any tax refund in respect of taxes for which it is liable under the Tax Matters Agreement.
The Tax Matters Agreement provides that Yuma is responsible for preparing and filing all tax returns that include only Yuma and/or its subsidiaries (but not Flex or any of its subsidiaries) for all tax periods whether before or after the completion of the Spin Transactions. Flex is responsible for preparing and filing (i) all tax returns that include only Flex and/or its subsidiaries (but not Yuma or any of its subsidiaries), and (ii) all tax returns that include Yuma and/or its subsidiaries, on the one hand, and Flex and/or its subsidiaries, on the other hand, in each case, for all tax periods whether before or after the completion of the Spin Transactions. The Tax Matters Agreement confers certain other rights and obligations upon Yuma and Flex with respect to tax returns, such as (i) the right to review a tax return prepared by one party that would reasonably be expected to materially adversely affect the tax position of the other party and (ii) the obligation to cooperate with one another with respect to the preparation and filing of tax returns.
In the event that either Yuma or Flex receives a written communication with respect to a pending or threatened tax contest (such as a dispute with the Internal Revenue Service (“IRS”) or another tax authority) for which the other party may be liable pursuant to the tax matters agreement, the party in receipt of such communication must notify the other party of such tax contest. If the tax contest relates to a tax return that includes only Yuma and/or its subsidiaries (but not Flex or any of its subsidiaries), then Yuma will have sole control over such tax contest. If the tax contest relates to a tax return that includes Yuma and/or its subsidiaries, on the one hand, and Flex and/or its subsidiaries, on the other hand, then Flex will have sole control over such tax contest.
Yuma generally will be responsible for specified taxes and related amounts imposed on Flex or Yuma (or their respective subsidiaries) that arise from the failure of the Spin Transactions (including the Spin Distribution and the Merger) to qualify for tax-free treatment under Section 368(a) or Section 355 of the Code. Such taxes and related amounts could be material and the Tax Matters Agreement will generally require Yuma (on behalf of itself or Nextracker, as applicable) to bear such taxes and related amounts to the extent that the failure to so qualify is attributable to, among other things, (i) a breach of the relevant representations and covenants made by Yuma or Nextracker in the Tax Matters Agreement or any representation letter provided in support of any
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tax opinion or IRS ruling obtained by Flex with respect to the U.S. federal income tax treatment of such spin-off or (ii) certain actions or failures to act by Yuma or Nextracker (or their respective subsidiaries) that result in the Spin Transactions failing to qualify for tax-free treatment under Section 368(a) or Section 355 of the Code. Because Yuma merged with a wholly owned subsidiary of Nextracker, the obligations of Yuma under the Tax Matters Agreement became direct or indirect obligations of Nextracker and this may adversely affect our business, result of operations, financial condition and prospects.
Flex and Yuma also agreed to make a protective election under Section 336(e) of the Code with respect to the Spin Transactions and take necessary actions to effect such election. The parties to the Tax Matters Agreement agreed to negotiate in good faith the terms of a tax receivable agreement that are substantially similar to the tax receivable agreement that we entered into in connection with our IPO (the “Tax Receivable Agreement”) to govern the calculation and making of such payments, provided that any such tax savings resulting from the election under Section 336(e) of the Code will be treated as the last items claimed for the taxable year.
To preserve the tax-free treatment of the Spin Transactions, the Tax Matters Agreement, among other restrictions, restricts Yuma and Nextracker (and their respective subsidiaries), for the two-year period following the Spin Transactions, except in specific circumstances, from: (i) entering into any transaction pursuant to which Yuma or Nextracker stock would be acquired (with certain exceptions), (ii) merging, consolidating or liquidating either Yuma or Nextracker, other than through the Merger, (iii) selling or transferring assets above certain thresholds, (iv) redeeming or repurchasing stock (with certain exceptions), (v) altering the voting rights of Yuma or Nextracker stock, (vi) taking or failing to take any other action that would reasonably be expected to result in the spin-off transaction failing to qualify for tax-free treatment under Section 368(a) or Section 355 of the Code, (vii) ceasing to engage in any active trade or business as defined in the Code, or (viii) facilitating or otherwise participating in any acquisition of Nextracker stock that would result in a stockholder owning directly or indirectly 5% or more of outstanding Nextracker stock (by voting power or value). These restrictions may limit our ability to pursue certain strategic transactions or other transactions that we may believe to be in the best interests of our stockholders or that might increase the value of our business.
Transition Services Agreement
We and the LLC entered into a transition services agreement with Flextronics International USA, Inc. (“FIUI”) on February 1, 2022 (the “Transition Services Agreement”), pursuant to which FIUI and its subsidiaries agreed to provide us and our subsidiaries with various services. The charges for transition services are generally calculated to allow the providing company to fully recover all out-of-pocket costs and expenses it actually incurs in connection with providing the service, plus, in some cases, the allocated indirect costs of providing the service.
The Transition Services Agreement terminates on the expiration of the term of the last service provided under it, unless earlier terminated by either party under certain circumstances, including in the event of an uncured material breach by the other party. Pursuant to an amendment to the Transition Services Agreement effective January 2, 2024, the term for the services continues through June 30, 2024. We can generally terminate any individual service prior to the scheduled expiration date, subject to a minimum notice period of 30 days.
General Business Agreement
We and an affiliate of Flex (the “Flex affiliate”) are parties to a general business agreement (the “General Business Agreement”) which governs the terms and conditions for the Flex affiliate’s services to us in procuring components, parts, raw materials and subassemblies, and manufacturing, assembling, and testing products pursuant to mutually agreed upon written specifications between us and the Flex affiliate.
The General Business Agreement formalized our historical business practices related to the purchases of certain components and services from Flex affiliates. The General Business Agreement is renewable automatically for successive one-year periods, unless a party provides written notice to the other party that such party does not intend to renew the agreement at least 180 days prior to the end of any term.
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The 2023 Follow-On Offering
In June 2023, we entered into a common unit purchase agreement with Flex and TPG, which each elected to sell a portion of their LLC common units to us. Pursuant to that agreement, we conducted an underwritten public offering and used the proceeds from our issuance of 15,631,562 shares of our Class A common stock to purchase 15,631,562 common units of the LLC from Flex and TPG. We purchased the units at a price per unit equal to $35.31, which was the public offering price of the Class A common stock, less the underwriting discount. TPG also participated directly in the underwritten public offering and sold 2,518,438 shares of our Class A common stock at a price per share of $35.31, which was the public offering price of the Class A common stock, less the underwriting discount. Simultaneously, 14,025,000 and 1,606,562 shares of Class B common stock were surrendered by Flex and TPG, respectively, and cancelled. As a result of this transaction, Flex’s and TPG’s ownership of our outstanding common stock decreased from 61.17% to 51.47% and 17.30% to 14.45%, respectively as of the closing of the offering.
Exchange Agreement
We, the LLC, Yuma, Yuma Sub and TPG entered into the Exchange Agreement substantially concurrently with the consummation of the IPO under which Yuma, Yuma Sub and TPG (or certain permitted transferees thereof) have the right, subject to the terms of the Exchange Agreement, to require the LLC to exchange LLC common units (together with a corresponding number of shares of Class B common stock) for newly issued shares of our Class A common stock on a one-for-one basis, or, in the alternative, we may elect to exchange such LLC common units (together with a corresponding number of shares of Class B common stock) for cash equal to the product of (i) the number of LLC common units (together with a corresponding number of shares of Class B common stock) being exchanged, (ii) the then-applicable exchange rate under the Exchange Agreement (which was initially one and is subject to adjustment) and (iii) the Class A common stock value (based on the market price of our Class A common stock), subject to customary conversion rate adjustments for stock splits, reverse splits, stock dividends, reclassifications and other similar transactions. However, in the event of an exchange request by an exchanging holder, Nextracker may at its option effect a direct exchange of shares of Class A common stock for LLC common units and shares of Class B common stock in lieu of such exchange or make a cash payment to such exchanging holder, in each case pursuant to the same economic terms applicable to an exchange between the exchanging holder and the LLC.
The Exchange Agreement also provides that as a general matter Yuma, Yuma Sub and TPG (or any such permitted transferee thereof) do not have the right to exchange LLC common units if we determine that such exchange would be prohibited by law or regulation or would violate other agreements with us to which such owner may be subject, including the Third Amended and Restated Limited Liability Agreement of Nextracker LLC (the “LLC Agreement”). We may also prevent an exchange or add or modify exchange procedures if we or the LLC, in consultation with our respective tax advisor, reasonably determine that absent such action it is likely that the LLC would be treated as a “publicly traded partnership” for U.S. federal income tax purposes provided that we and the LLC shall first consult in good faith with the party exchanging LLC common units in order to attempt to ameliorate the cause of such risk. We or the LLC, however, are not permitted to prevent an exchange or add or modify exchange procedures if the party exchanging LLC common units obtains an opinion, in form and substance reasonably satisfactory to us and the LLC, from a nationally recognized tax advisor that absent such action the LLC should not be treated as a “publicly traded partnership” for U.S. federal income tax purposes. As a holder exchanges LLC common units and Class B common stock for shares of Class A common stock, the number of LLC common units held by Nextracker will correspondingly increase as the LLC issues new LLC common units to Nextracker simultaneously with Nextracker’s delivery of Class A common stock to the exchanging holder.
On February 5, 2024, we issued 4,284,166 shares of Class A common stock to TPG Rise in exchange for its paired interests of LLC common units and shares of Class B common stock pursuant to the Exchange Agreement.
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Registration Rights Agreement
In February 2023, we entered into a registration rights agreement with Yuma, Yuma Sub and TPG (together with their permitted transferees, the “selling stockholders”) pursuant to which we granted the selling stockholders certain registration rights with respect to any of our Class A common stock owned by them (including upon exchange of LLC common units and shares of Class B common stock held by them).
Demand and Shelf Registration
The selling stockholders are able to request registration under the Securities Act of all or any portion of our shares covered by the agreement, and we will be obligated to register such shares as requested by the selling stockholders, subject to limitations on minimum offering size and certain other limited exceptions. We are not required to honor any of these demand registrations if we have effected a registration within the preceding 75 days. The selling stockholders will be able to designate the terms of each offering effected pursuant to a demand registration, which may take any form, including a shelf registration.
Additionally, the selling stockholders are entitled to shelf registration rights whereby the selling stockholders may request that we file a shelf registration statement and have such shelf registration statement declared effective to register the sale of all or a portion of such selling stockholder’s registrable securities.
Piggy-back Registration
If we at any time intend to file on our behalf or on behalf of any of our other security holders a registration statement in connection with a public offering of any of our securities on a form and in a manner that would permit the registration for offer and sale of our Class A common stock, the selling stockholders will have the right to include their shares of our Class A common stock in that offering subject to certain exceptions, including underwriter cutback provisions.
Registration Expenses and Procedures
We will be generally responsible for all expenses in connection with the performance of our obligations under the registration rights provisions in the registration rights agreement. The selling stockholders are responsible for any applicable underwriting discounts, commissions or fees, and any stock transfer taxes and fees and expenses of any persons retained by them. The registration rights are subject to customary restrictions and, if a registration is underwritten, any limitations on the number of shares to be included in the underwritten offering as reasonably advised by the managing underwriter.
Indemnification
Generally, the agreement contains indemnification and contribution provisions by us for the benefit of selling stockholders and their affiliates and, in limited situations, by each selling stockholder for the benefit of us and our controlled affiliates with respect to the information provided by such selling stockholder included in any registration statement, prospectus or related document.
Transfer
If a selling stockholder transfers shares covered by the agreement, it will be able to transfer the benefits of the registration rights agreement to such transferees, provided that each transferee agrees to be bound by the terms of the registration rights agreement.
Term
The registration rights will remain in effect with respect to any shares covered by the agreement held or beneficially owned by selling stockholders and their permitted transferees until:
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•	such shares have been sold pursuant to an effective registration statement under the Securities Act;
•	such shares have been sold pursuant to Rule 144 or Rule 145 under the Securities Act;
•
such selling stockholder and its affiliates hold or beneficially own less than 1% of the then issued and outstanding shares of Class A common stock and such shares may be sold pursuant to Rule 144 under the Securities Act without being subject to the manner of sale and volume limitations in such rule;

•	such shares cease to be outstanding; or
•
such shares have been otherwise transferred, do not bear a legend restricting transfer and may be publicly resold without registration under the Securities Act and without being subject to any volume limitations or manner of sale restrictions under Rule 144.

Executive Officer and Director Compensation Arrangements
See “Compensation Discussion and Analysis” for information regarding compensation arrangements with our executive officers and directors, which include, among other things, employment, termination of employment and change in control arrangements, stock awards, stock options and certain other benefits.
Director and Executive Officer Indemnification
Our amended and restated certificate of incorporation provides for indemnification for directors and certain officers to the fullest extent permitted by law. We previously entered into indemnification agreements with each director and executive officer and certain other officers. Such agreements provide, among other things, our officers and directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted by law, including to the extent they serve at our request as directors, officers, employees or other agents at another corporation or enterprise, as the case may be, to the fullest extent permitted by law.
Policies and Procedures for Related Party Transactions
Our Board has adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:
•
any person who is or was since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement an executive officer or director of the Company or a nominee for director of the Company;

•	a beneficial owner of 5% or more of any class of voting securities of the Company; or
•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law or any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our voting stock.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any actual or potential conflicts of interest that may exist from time to time. Specifically, pursuant to our Audit Committee charter, our Audit Committee has the responsibility to review related person transactions.
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Householding of Proxy Materials; Availability of Annual Report
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Availability Notice or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Proxy Availability Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A Proxy Availability Notice or proxy materials will be delivered in one single envelope to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Availability Notice or proxy materials, please notify your broker, bank or other institution where you hold your shares. Stockholders who currently receive multiple copies of the Proxy Availability Notice or proxy materials at their address and would like to request householding of their communications should contact their broker, bank or other institution where they hold their shares. In addition, we will promptly deliver, upon written or oral request to our Investor Relations at 6200 Paseo Padre Parkway, Fremont, California 94555, by email: investor@nextracker.com, or by telephone: (510) 270-2500, a separate copy of the Proxy Availability Notice or proxy materials to a stockholder at a shared address to which a single copy of the documents was delivered.
A copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2024 is available without charge upon written request to Investor Relations, Nextracker Inc., 6200 Paseo Padre Parkway, Fremont, California 94555 or by accessing a copy on our website at https://investors.nextracker.com/financials/sec-filings/default.aspx in the Investors section under “SEC Filings.” Information on or accessible through our website is not incorporated by reference in this Proxy Statement.
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Other Matters
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote the shares for which you grant your proxy on those matters in accordance with their best judgment.
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Appendix A:
Non-GAAP Financial Measures
This Proxy Statement includes the following non-GAAP financial measures, which should be viewed as an addition to, and not a substitute for or superior to, financial measures calculated in accordance with GAAP.
Measures
This Proxy Statement contains information regarding financial measures that are not calculated in accordance with GAAP, including adjusted EBITDA and adjusted free cash flow. We believe that these non-GAAP financial measures are appropriate to enhance an overall understanding of our FY24 performance in relation to the principal elements of our annual executive compensation program considered by the C&P Committee, as described in the “Compensation Discussion and Analysis” section of this Proxy Statement.
We define adjusted EBITDA as net income (loss) plus (i) interest, net, (ii) provision for income taxes, (iii) depreciation expense, (iv) intangible amortization, (v) stock-based compensation expense, (vi) various non-recurring tax adjustments and (vii) certain nonrecurring legal costs and other discrete events as applicable. For FY24, we also omit the benefits from the recognition of the Advanced Manufacturing Tax Credits that reduced cost of sales (as further described in Note 2 in the notes to the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024) from adjusted EBITDA. We define adjusted free cash flow as net cash provided by (used in) operating activities less cash used for purchases of property and equipment plus proceeds from the disposition of property and equipment, and other financing.
However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.
Among other limitations, adjusted EBITDA and adjusted free cash flow do not reflect our cash expenditures or future capital expenditures or contractual commitments (including under the Tax Receivable Agreement), do not reflect the impact of certain cash or non-cash charges resulting from matters we consider not to be indicative of our ongoing operations and do not reflect the associated income tax expense or benefit related to those charges. In addition, other companies in our industry may calculate adjusted EBITDA and adjusted free cash flow differently from us, which further limits their usefulness as comparative measures.
We compensate for these limitations by relying primarily on our GAAP results and using non-GAAP financial measures on a supplemental basis. You should review the reconciliation to the most directly comparable GAAP measure of adjusted EBITDA and adjusted free cash flow below and not rely on any single financial measure to evaluate our business.
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The following tables provide a reconciliation of adjusted EBITDA to net income and adjusted free cash flow to net cash provided by operating activities for each period presented. The non-GAAP measures presented in these tables are inclusive of redeemable non-controlling interests and non-controlling interests.
	Fiscal year ended March 31,
	2024	2023	2022
	(In thousands)
Reconciliation of GAAP to Non-GAAP Financial Measures:
GAAP Net income	$496,215	$121,333	$50,913
Interest, net	2,124	1,833	34
Provision for income taxes	111,782	47,750	14,195
Depreciation expense	4,088	3,419	2,681
Intangible amortization	275	1,207	8,465
Stock-based compensation expense	56,783	31,994	3,048
Legal costs and other(1)	—	1,441	12,943
Advanced manufacturing tax credit vendor rebate(2)	(121,405)	—	—
Other tax related income, net	(28,397)	—	—
Adjusted EBITDA	$521,465	$208,977	$92,279
Fiscal year ended March 31,
2024
(In thousands)

Net Cash Provided by Operating Activities	$428,973
Purchase of property and equipment	(6,160)
Proceeds from disposition of property and equipment	—
Other financing	3,750
Adjusted Free Cash Flow	$426,563
(1)
Represents additional charges incurred in relation to a litigation matter. The net settlement and direct legal costs in aggregate are excluded from our non-GAAP net income. Based on historical experience we do not believe that the settlement and associated charges are normal, recurring operating expenses indicative of our core operating performance, nor were these charges taken into account as factors in evaluating management’s performance when determining incentive compensation or to evaluate the effectiveness of our business strategies.

(2)
Vendor credits as previously defined under the section “Inflation Reduction Act of 2022 Vendor Rebates.” We believe that the assessment of our operations excluding the benefit from the vendor credits provides a more consistent comparison of our performance given the cumulative nature of the amount recorded in the fiscal year. These vendor rebates were not taken into account as factors in evaluating management’s performance when determining incentive compensation or to evaluate the effectiveness of our business strategies.

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Appendix B:
Second Amended and Restated
2022 Nextracker Inc.
Equity Incentive Plan
(As Amended and Restated, Effective as of June 14, 2024)
Article 1. Purposes of the Plan.
The purposes of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan (the “Plan”) are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants, to give recognition to the contributions made or to be made by Outside Directors to the success of the Company and to promote the success of the Company’s business by linking the personal interests of Employees, Directors and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan was previously adopted effective February 1, 2022, and was amended and restated thereafter, effective April 6, 2022, as the First Amended and Restated 2022 Nextracker LLC Equity Incentive Plan (the “First Restatement”), and the First Restatement was amended pursuant to the First Amendment to the First Amended and Restated 2022 Nextracker LLC Equity Incentive Plan, effective January 30, 2023 (the “First Amendment”), in each case by Nextracker LLC, but in connection with the IPO, the Plan, as modified by the First Restatement and the First Amendment (collectively, the “Prior Plan”), was assumed by Nextracker Inc. and amended and restated in the form of the Plan. On June 14, 2024, the Plan was further amended and restated to increase the number of shares of Common Stock authorized for issuance pursuant to Awards under the Plan by an additional 11,100,000 shares of Common Stock, subject to stockholder approval.
Article 2. Definitions.
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronouns shall include the plural where the context so indicates.
2.1 “Affiliate” means any corporation or other entity which is, directly or indirectly through one (1) or more intermediary entities controlled by, or under common control with, the Company; provided, that the term “Affiliate” shall not include any Parent in connection with determining the eligibility of any Employee, Director and Consultant to receive grants of Awards under the Plan.
2.2 “Award” means an award of an Option, SAR, Performance Stock, Performance Stock Unit, Restricted Stock Unit, or any other right or benefit, including any other Stock-Based Award under Article 7, granted to a Participant pursuant to the Plan.
2.3 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.
2.4 “Board” means the Board of Directors of the Company.
Nextracker Inc. B-1 2024 Proxy Statement

2.5 “Change of Control” shall mean (a) for awards granted prior to the Effective Date, the meaning ascribed to such term in the LLC Agreement and (b) for awards granted on or after the Effective Date, the occurrence of any of the following events:
(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b) During any one (1)-year period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than any one (1) or more Directors designated by any person who shall have entered into an agreement with the Company in connection with any transaction described in Section 2.5(a) or Section 2.5(c) hereof) whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the one (1)-year period (other than vacant seats) or whose election or appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board pursuant to a transaction or other mechanism outside of the normal election process of Directors under the applicable law and/or the Company’s corporate governance policies; or
(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one (1) or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:
(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and
(ii) All or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, less than fifty percent (50%) of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; or
(d) The Company’s stockholders approve a liquidation or dissolution of the Company.
A transaction shall not constitute a Change of Control or other consolidating event if effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.
2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended.
Nextracker Inc. B-2 2024 Proxy Statement

2.7 “Committee” means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.
2.8 “Common Stock” means the Class A common stock of the Company.
2.9 “Company” means Nextracker Inc., a Delaware corporation, or any successor thereto.
2.10 “Consultant” means an individual consultant or independent contractor who provides services to the Company or any Parent, Subsidiary or Affiliate; provided, that a Consultant to any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant.
2.11 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Parent, Subsidiary or Affiliate; provided, that a Director of any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant.
2.12 “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment, such as a treating physician’s written certification, sufficient to satisfy the Committee in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code.
2.13 “Effective Date” shall have the meaning set forth in Section 11.1 hereof.
2.14 “Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Committee, and otherwise eligible to receive grants of Awards under the Plan.
2.15 “Employee” means a full time or part time employee of the Company or any Parent, Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or any Parent, Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or any Parent, Subsidiary or Affiliate as (a) leased from or otherwise employed by a third party, (b) independent contractors or (c) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; provided, that an Employee of any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant. An Employee shall not cease to be a Participant in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or a Parent, Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company and/or any Parent, Subsidiary or Affiliate. Neither services as a Director nor payment of a director’s fee by the Company or Parent, Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Parent, Subsidiary or Affiliate.
2.16 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.17 “Fair Market Value” means, as of any given date, (a) if the Common Stock is traded on any established stock exchange, the closing sales price of a share of Common Stock as quoted on the principal exchange on which the Common Stock is listed on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee); or (b) if shares of Common Stock are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the next preceding date on which there was trading; or (c) in the absence of an established market for the Common Stock of the type described in (a) or (b) of this Section 2.17, the determination of fair market value shall be reasonably determined by the Committee acting in good faith. For purposes of a “net exercise” procedure for Options, the Committee may apply a different method for calculating Fair Market Value.
Nextracker Inc. B-3 2024 Proxy Statement

2.18 “Full-Value Award” means any Award other than an Option, SAR or other Award for which the Participant pays a minimum of the Fair Market Value of the Common Stock with respect to such Award, as determined as of the date of grant.
2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.
2.20 “Insider” means any person whose transactions with respect to Common Stock are subject to Section 16 of the Exchange Act.
2.21 “IPO” shall mean (a) for awards granted prior to the Effective Date, the meaning ascribed to the term “Qualified Public Offering” in the LLC Agreement and (b) for awards granted on or after the Effective Date, an initial offering of the applicable equity securities of the Company to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.
2.22 “ISO Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns Common Stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Common Stock in one (1) of the other corporations in such chain or a “parent corporation” within the meaning of Section 424(e) of the Code.
2.23 “ISO Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder, any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.
2.24 “LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of Nextracker LLC, dated as of February 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
2.25 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
2.26 “Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of shares of Common Stock at a specified price during specified time periods. An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.
2.27 “Outside Director” means a member of the Board who is not an Employee or a Consultant.
2.28 “Parent” means, with respect to the Company, any corporation, association, limited partnership, limited liability company or other entity which at the time of determination (i) owns or controls, directly or indirectly, more than fifty percent (50%) of the total voting power of the equity interests (without regard to the occurrence of any contingency) entitled to vote in the election of directors, managers of the Company, (ii) owns or controls, directly or indirectly, more than fifty percent (50%) of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, of the Company, whether in the form of membership, general, special or limited partnership interests or otherwise, or (iii) is the controlling general partner or managing member of, or otherwise controls, such entity.
2.29 “Participant” means any Eligible Individual who, as a Director, Employee or Consultant, has been granted an Award pursuant to the Plan.
2.30 “Performance-Based Award” means an Award of Performance Stock or an Award of Performance Stock Units.
2.31 “Performance Criteria” means such factors as may be selected by the Committee, in its sole discretion, to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied.
2.32 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Parent, Subsidiary or
Nextracker Inc. B-4 2024 Proxy Statement

Affiliate, the performance of a division or a business unit of the Company or a Parent, Subsidiary or Affiliate, or the performance of an Eligible Individual. The Committee, in its discretion, may provide for the appropriate adjustment or modification of the Performance Goals for such Performance Period to reflect any Extraordinary Events. “Extraordinary Events” means any objectively determinable component of a Performance Goal, including without limitation foreign exchange gains and losses, asset write downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.
2.33 “Performance Period” means one (1) or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one (1) or more Performance Goals shall be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.
2.34 “Performance Stock” means a right granted to a Participant pursuant to Section 7.2 hereof to receive shares of Common Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Performance Stock right.
2.35 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 7.3 hereof, to receive shares of Common Stock, the vesting of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Performance Stock Unit right.
2.36 “Plan” means this Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan, as it may be amended from time to time.
2.37 “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 7.4 hereof, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Restricted Stock Unit right.
2.38 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.
2.39 “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price on the date the SAR was granted as set forth in the applicable Award Agreement.
2.40 “Stock-Based Award” means any Award settled in shares of Common Stock granted under Article 7 of the Plan.
2.41 “Subsidiary” shall have the meaning ascribed to such term in the LLC Agreement. Notwithstanding the foregoing, for purposes of grants of Options or any other “stock rights” within the meaning of Section 409A of the Code on or after the Effective Date, an entity shall not be considered a Subsidiary if granting such stock right to an employee of such entity would result in the stock right becoming subject to Section 409A of the Code.
2.42 “Termination of Service” means, for purposes of the Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an Employee, Director or Consultant. An Employee shall not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) vacation leave (iii) military leave, (iv) transfers of employment between the Company and any Parent, Subsidiary or Affiliate; or (v) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to Employees in writing. In the case of any Employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on such leave as it may deem appropriate, except that in no event may an
Nextracker Inc. B-5 2024 Proxy Statement

Option be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services.
Article 3. Common Stock Subject to the Plan and Limitations.
3.1 Number of Shares of Common Stock Available.
(a) Subject to Article 9, a total number of 23,297,143 shares of Common Stock are reserved and available for grant and issuance pursuant to the Plan (including upon the exercise of an Incentive Stock Option). The shares of Common Stock authorized for delivery to Participants under the Plan of up to 100% of such shares of Common Stock may be used to grant Incentive Stock Options (“ISOs”). Each share of Common Stock that is subject to an Award shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted or subject to grant for any such Award. To the extent that an Award terminates, is forfeited, is canceled, expires or lapses for any reason, the shares of Common Stock in respect of which the Award terminates, is forfeited, is canceled, expires, or lapses, shall again be available for the grant of an Award pursuant to the Plan.
With respect to awards (“Legacy Awards”) granted under the Prior Plan in respect of “Common Units” within the meaning of the Prior Plan (“Common Units”), such Legacy Awards shall automatically and immediately be amended upon the effectiveness of the Plan on the Effective Date, such that, all such Legacy Awards shall cease to relate to Common Units and thereafter relate to Common Stock for all purposes, it being understood that such Legacy Awards were previously amended on a similar basis to (x) reflect that certain “Reverse Unit Split” described in the First Amendment, and (y) clarify that the “Final Exercise Price” (within the meaning of the Award Agreements relating to such Legacy Awards granted as Options) shall continue to be determined pursuant to such Award Agreements (including Section 3.03(d) of the LLC Agreement as in effect as of the date of the First Amendment) and adjusted to reflect the “Adjustment” described in the First Amendment.
(b) If any shares of Common Stock are withheld to satisfy, as and when applicable, the grant or Exercise Price or tax withholding obligation (if and to the extent permitted by applicable law) pursuant to any Award, the Participant shall be (i) deemed to have waived his or her right to delivery of the full number of shares of Common Stock underlying such Award or in respect of which any Option or SAR is exercised; and (ii) deemed to have agreed to receive the number of shares of Common Stock (after deducting the number of shares of Common Stock withheld) as calculated by the Committee in its absolute discretion, which such number shall be deducted from the aggregate number of shares of Common Stock which may be issued under Section 3.1(a). Notwithstanding the foregoing, the gross number of shares of Common Stock subject to a SAR shall be deducted from the aggregate number of shares of Common Stock which may be issued under Section 3.1(a), regardless of the number of shares of Common Stock delivered to the applicable Participant. Further, any shares of Common Stock acquired by the Company, as and when applicable, to satisfy the grant or Exercise Price or tax withholding obligations (if and to the extent permitted by applicable law) pursuant to any Award shall not be added to the aggregate number of shares of Common Stock which may be issued under Section 3.1(a). To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not be counted against shares of Common Stock available for grant pursuant to the Plan.
Article 4. Eligibility and Participation.
4.1 Eligibility. Awards may be granted to Eligible Individuals; however, ISOs shall only be awarded to “employees” of the Company, or an ISO Parent or ISO Subsidiary within the meaning of Section 422 of the Code. A person may be granted more than one (1) Award under the Plan.
4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right by virtue of the Plan to receive an Award pursuant to the Plan.
Nextracker Inc. B-6 2024 Proxy Statement

Article 5. Options.
5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:
(a) Exercise Price. The exercise price per share of Common Stock (“Exercise Price”) subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that:  (i) the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder (as set forth in Section 5.2(c) below) shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.
(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, that the term of any Option granted under the Plan shall not exceed ten (10) years from the date of grant thereof (five (5) years in the case of an ISO granted to a Ten Percent Stockholder (as set forth in Section 5.2(c) below)). The Committee shall also determine the performance goals or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.
(c) Payment. The Committee shall determine the methods by which the Exercise Price of an Option may be paid, the form of payment, including, without limitation: (i) cash or check, (ii) other property acceptable to the Committee; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (iii) any combination of the foregoing methods of payment. The Committee shall also determine the methods by which Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or officer of the Company (as determined in the sole discretion of the Committee) shall be permitted to pay the Exercise Price of an Option, or continue any extension of credit with respect to the Exercise Price of an Option with a loan from the Company or a loan arranged by the Company.
(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.
5.2 Incentive Stock Options. ISOs shall be granted only to “employees” of the Company, or a Parent or Subsidiary within the meaning of Section 422 of the Code, and the terms of any ISOs granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.
(a) Expiration. Subject to Section 5.2(c) hereof, an ISO shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:
(i) Ten (10) years from the date it is granted unless an earlier time is set in the Award Agreement;
(ii) Three (3) months after the Participant’s Termination of Service; and
(iii) One (1) year after the date of the Participant’s Termination of Service on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.
(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which ISOs are first exercisable by a Participant in any calendar year may not exceed One Hundred Thousand Dollars ($100,000) or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that ISOs are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.
Nextracker Inc. B-7 2024 Proxy Statement

(c) Ten Percent Stockholder. An ISO shall be granted to any individual who, at the date of grant, owns Common Stock possessing more than ten percent of the total combined voting power of all classes of Common Stock of the Company (a “Ten Percent Stockholder”) only if such Option is granted at a price that is not less than one hundred ten percent (110%) of Fair Market Value on the date of grant and the Option is exercisable for no more than five (5) years from the date of grant.
(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of the Common Stock acquired by exercise of an ISO within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the issuance of such Common Stock to the Participant.
(e) Right to Exercise. During a Participant’s lifetime, an ISO may be exercised only by the Participant.
(a) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an ISO, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.
5.3 Section 409A. It is intended that all Options granted under the Plan shall be exempt from, or compliant with, Section 409A of the Code, to the extent applicable.
5.4 Substitution of SARs. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a SAR for such Option at any time prior to or upon exercise of such Option; provided, that such SAR shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable.
Article 6. Stock Appreciation Rights.
6.1 Grant of SARs.
(a) A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any SAR shall not exceed ten (10) years.
(b) A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date the SAR is exercised over (B) the grant price per share of Common Stock subject to such SAR, and (ii) the number of shares of Common Stock with respect to which the SAR is exercised, subject to any limitations the Committee may impose.
6.2 Grant Price. The grant price per share of Common Stock subject to a SAR shall be determined by the Committee and set forth in the Award Agreement; provided that such grant price for any SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.
6.3 Payment and Limitations on Exercise.
(a) Subject to Section 6.3(b) hereof, payment of the amounts determined under Section 6.1(b) hereof shall be in cash, in Common Stock (based on its Fair Market Value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.
(b) To the extent any payment under Section 6.1(b) hereof is effected in shares of Common Stock, it shall be made subject to satisfaction of all provisions of Article 5 pertaining to Options.
6.4 Section 409A. It is intended that all SARs granted under the Plan shall be exempt from, or compliant with, Section 409A of the Code, to the extent applicable.
Nextracker Inc. B-8 2024 Proxy Statement

Article 7. Other Types of Stock-Based Awards.
7.1 General Restrictions on Stock-Based Awards. Stock-Based Awards granted under this Article 7 may be based on a completion of a specified number of years of service with the Company or a Parent, Subsidiary, or Affiliate of the Company or upon the completion of Performance Goals as set by the Committee.
7.2 Performance Stock Awards. Performance Stock Awards shall be denominated in a number of shares of Common Stock, and shall consist of, Common Stock and may be linked to any one (1) or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period(s) determined by the Committee.
7.3 Performance Stock Units. Performance Stock Unit Awards shall be denominated in unit equivalents of shares of Common Stock and/or units of value including the dollar value of shares of Common Stock and which may be linked to any one (1) or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period(s) determined by the Committee. On the vesting date, the Company shall, subject to Section 8.7, deliver to the Participant one (1) share of Common Stock for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of the shares of Common Stock that would have been issued) or any combination of cash and Common Stock, as determined by the Committee in its sole discretion, at the time of grant of the Performance Stock Units.
7.4 Restricted Stock Units. Restricted Stock Unit Awards shall be denominated in unit equivalents of shares of Common Stock and/or units of value including dollar value of shares of Common Stock in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 8.7, deliver to the Participant one (1) share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash or any combination of cash and Common Stock, as determined by the Committee, in its sole discretion, at the time of grant of the Restricted Stock Units.
7.5 Other Stock-Based Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Common Stock, (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one (1) or more events, or the satisfaction of Performance Criteria or other conditions, or (iii) any other security with the value derived from the value of Common Stock. The Committee may establish one (1) or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one (1) or more classes of Participants on such terms and conditions as determined by the Committee from time to time.
7.6 Term. Except as otherwise provided herein, the term of any Award of Performance Stock, Performance Stock Units, Restricted Stock Units and any other Stock-Based Award granted pursuant to this Article 7 shall be set by the Committee in its discretion.
7.7 Form of Payment. Payments with respect to any Awards granted under this Article 7 shall be made in cash, in Common Stock or a combination of both, as determined by the Committee, at the time of grant of the Awards.
7.8 Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Stock, Performance Stock Units, Restricted Stock Units or any other Stock-Based Award granted pursuant to this Article 7, which shall be no earlier than the vesting date(s) applicable to the relevant Award and may be later than the vesting date(s) to the extent and under the terms determined by the Committee.
Nextracker Inc. B-9 2024 Proxy Statement

Article 8. Provisions Applicable to Awards.
8.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.
8.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of a Participant’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.
8.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than to, or in the favor of, the Company or a Parent, Subsidiary or Affiliate to the extent permitted by and in accordance with applicable law. Except as otherwise provided herein, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Outside Directors). The Committee by express provision in the Award Agreement or an amendment thereto may, subject to applicable laws, permit an Award (other than an ISO) to be transferred to, exercised by and paid to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s Termination of Service with the Company or a Parent, Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.
8.4 Termination of Service. Except as otherwise provided in the Plan, any Award granted under the Plan shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that any Award may be exercised or paid subsequent to a Termination of Service, as applicable, or following a Change of Control, or because of the Participant’s retirement, death or disability, or otherwise, provided that in no event may an Option be exercised after the expiration of the term set forth in the applicable Award Agreement.
8.5 Beneficiaries. Notwithstanding Section 8.3 hereof, a Participant may, if permitted by the Committee and applicable law, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.
8.6 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise or vesting of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Common Stock is listed or traded. All certificates evidencing shares of Common Stock delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state local, securities or other laws,
Nextracker Inc. B-10 2024 Proxy Statement

including laws of jurisdictions outside the U.S., rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Committee may place legends on any certificate evidencing shares of Common Stock to reference restrictions applicable to the Common Stock. In addition to the terms and conditions provided herein, the Committee may require that a Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.
8.7 Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of the Common Stock under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that shall not cause any person to incur taxes, interest or penalties under Section 409A of the Code.
8.8 Dividends and Dividend Equivalents. No dividends may be paid to a Participant with respect to an Award prior to the vesting of such Award. An Award may provide for dividends or dividend equivalents to accrue on behalf of a Participant as of each dividend payment date during the period between the date the Award is granted and the date the Award is exercised, vested, expired, credited or paid, and to be converted to vested cash or Common Stock at the same time and subject to the same vesting conditions that apply to the Common Stock to which such dividends or dividend equivalents relate.
Article 9. Changes in Capital Structure.
9.1 Adjustments. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, extraordinary dividend, recapitalization, combination, exchange, spin-off or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any Participant may be granted Awards under the terms of the Plan or that may be granted generally under the terms of the Plan, and (iii) the number and/or class of securities and price per share of Common Stock in effect under each Award outstanding under Articles 5 through 7. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards. Notwithstanding anything herein to the contrary, an adjustment to an Award under this Section 9.1 may not be made in a manner that would result in the grant of a new Option or SAR under Section 409A of the Code. The adjustments determined by the Committee shall be final, binding and conclusive.
9.2 Change of Control.
(a) Notwithstanding Section 9.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change of Control occurs and a Participant’s Full-Value Awards are not converted, assumed, or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Full-Value Awards shall automatically vest and become fully exercisable and all forfeiture restrictions on such Awards shall lapse immediately prior to the Change of Control and following the consummation of such Change of Control, the Award shall terminate and cease to be outstanding. Further, if a Change of Control occurs and a Participant’s Options or SARs are not converted, assumed or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Options or SARs outstanding at the time of the Change of Control, shall automatically vest and become fully exercisable immediately prior to the Change of Control and thereafter shall automatically terminate. In the event that the terms of any agreement (other than the Award Agreement) between the Company or any Parent, Subsidiary or Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 9.2(a), this Section 9.2(a) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. The determination of comparability in this Section 9.2(a) shall be made by the Committee, and its determination shall be final, binding and conclusive.
Nextracker Inc. B-11 2024 Proxy Statement

(b) The portion of any Incentive Stock Option accelerated in connection with a Change of Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Stock Option under the U.S. federal tax laws.
9.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Common Stock of any class, the payment of any dividend, any increase or decrease in the number of shares of Common Stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Common Stock of any class, or securities convertible into Common Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or the Exercise Price of any Award.
Article 10. Administration.
10.1 Authority of Committee. This Plan shall be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:
(a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
(b) prescribe, amend and rescind rules and regulations relating to the Plan or any Award;
(c) designate Eligible Individuals to receive Awards;
(d) determine the form and terms of Awards;
(e) determine the number of Awards to be granted and the number of shares of Common Stock or other consideration subject to Awards;
(f) determine whether Awards shall be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;
(g) grant waivers of Plan or Award conditions;
(h) determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the Exercise Price or grant price, any restrictions or limitations on the Award, any schedule for the lapse of forfeiture restrictions or restrictions on the exercisability of an Award, vesting, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;
(i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
(j) determine whether the Performance Goals under any Performance-Based Award have been met;
(k) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;
(l) determine the methods that may be used to pay the Exercise Price or grant price of an Award;
(m) establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan as the Committee may deem necessary or advisable under local law;
Nextracker Inc. B-12 2024 Proxy Statement

(n) suspend or terminate the Plan at any time; provided, that such suspension or termination does not impair the rights and obligations under any outstanding Award without written consent of the affected Participant;
(o) determine the Fair Market Value of the Common Stock for any purpose; and
(p) make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.
10.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and on all persons having an interest in any Award under the Plan.
10.3 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one (1) or more members of the Board or one (1) or more officers of the Company the authority to grant or amend Awards to Participants other than Insiders to whom authority to grant or amend Awards has been delegated hereunder, by the Committee, or by the Compensation and People Committee of Flex, Ltd., a limited company organized under the laws of Singapore and indirect Parent of the Company. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations, including in jurisdictions outside the U.S. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 10.3 shall serve in such capacity at the pleasure of the Committee.
Article 11. Effective and Expiration Date.
11.1 Effective Date. The Plan is effective as August 19, 2024 (the “Effective Date”) on which the Plan as adopted by the Board was approved by its stockholders.
11.2 Expiration Date. The Plan shall expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.
Article 12. Amendment, Modification, and Termination.
12.1 Amendment, Modification, and Termination. The Committee has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall materially and adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the Participant consents to such amendment. In addition, except as provided in the Plan, the Committee may not, without the approval of the Company’s stockholders, amend the Plan to (i) increase the maximum number of shares of Common Stock issuable under the Plan, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Participants. Further, the repricing, replacement or regranting of any previously granted Award, through cancellation or by lowering the Exercise Price of such Award, shall be prohibited unless the stockholders of the Company first approve such repricing, replacement or regranting. No underwater Option or SAR may be cancelled in exchange for, or in connection with the payment of a cash amount without stockholder approval. The Committee may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Committee shall not, without the requisite stockholder approvals, amend the Plan in any manner that requires such stockholder approval under the stock exchange listing requirements then applicable to the Company.
Nextracker Inc. B-13 2024 Proxy Statement

12.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 13.13 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.
Article 13. General Provisions.
13.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.
13.2 No Stockholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to the Common Stock covered by any Award, including the right to vote or receive dividends, until the Participant becomes the owner of such Common Stock, notwithstanding the exercise or vesting of an Option or other Award.
13.3 Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes and any taxes imposed by jurisdictions outside of the U.S. (including income tax, social insurance contributions, payment on account and any other taxes that may be due) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan or to take such other action as may be necessary in the opinion of the Company or a Parent, Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes by any means authorized by the Committee. No Common Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under the Plan.
13.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.
13.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.
13.6 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Parent, Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder, or as expressly provided by applicable law.
13.7 Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.
13.8 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
13.9 Fractional Shares of Common Stock. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down as appropriate.
13.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3
Nextracker Inc. B-14 2024 Proxy Statement

under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.
13.11 Government and Other Regulations.
(a) The obligation of the Company to make payment of awards in shares of Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations of the U.S. and jurisdictions outside of the U.S., and to such approvals by government agencies, including government agencies in jurisdictions outside of the U.S., in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver any Common Stock subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Common Stock under any applicable law in the U.S. or in a jurisdiction outside of the U.S. or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Stock as to which such requisite authority shall not have been obtained. The Company shall be under no obligation to register the Common Stock issued or paid pursuant to the Plan under the Securities Act. If the shares of Common Stock subject to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act the Company may restrict the issuance and delivery of such Common Stock in such manner as it deems advisable to ensure the availability of any such exemption.
(b) Notwithstanding any provision herein to the contrary, the Prior Plan and the Legacy Awards issued thereunder were originally intended to qualify as a compensatory benefit plan within the meaning of Rule 701 of the Securities Act (and any similarly applicable state “blue-sky” securities laws) with respect to periods preceding the IPO; provided that the foregoing shall not restrict or limit the application of any other exemption from registration under the Securities Act in connection therewith.
13.12 Governing Law. The Plan and all Award Agreements, and all controversies thereunder or related thereto, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.
13.13 Section 409A. Except as provided in Section 13.14 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. If a Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1( h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (i) as soon as practicable after, but in no event more than ten (10) days after,
Nextracker Inc. B-15 2024 Proxy Statement

the first business day following the expiration of six (6) months from the Participant’s separation from service, (ii) as soon as practicable after the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Section 409A of the Code.
13.14 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the U.S. (e.g., Incentive Stock Options) or jurisdictions outside of the U.S. or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in the Plan, including Section 13.13 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.
Nextracker Inc. B-16 2024 Proxy Statement

nextracker

NEXTRACKER INC.
6200 PASEO PADRE PARKWAY
FREMONT, CA 94555

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on August 18, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NXT2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on August 18, 2024. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V53370-P14141 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEXTRACKER INC.

The Board of Directors recommends you vote FOR all of the nominees listed in Proposal 1:

	For All	Withhold All	For All Except
1. The election of each of Nextracker's nominees for director to hold office until the 2027 Annual Meeting of Stockholders;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Julie Blunden
02) Steven Mandel
03) Willy Shih

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V53371-P14141

NEXTRACKER INC.
Annual Meeting of Stockholders
August 19, 2024 9:00 am Pacific Time
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Léah Schlesinger, Daniel Shugar, and Howard Wenger, or any of them, as proxies, each with the power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of NEXTRACKER INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 am Pacific Time, on August 19, 2024, virtually at www.virtualshareholdermeeting.com/NXT2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side